As Filed with the Securities and Exchange Commission on April 24, 2009

Registration File Nos. 333-46414

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 9	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 28	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

Ken Reitz

TIAA-CREF Life Insurance Company

8500 Andrew Carnegie Boulevard, MS C2-08

Charlotte, North Carolina 28262-8500

(704) 988-4455

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Separate account interests issued through Individual Variable Annuity Contracts

PROSPECTUS

MAY 1, 2009

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the single premium immediate variable annuity contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contracts are designed to provide you with a stream of income for the life of the named annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single premium to a TIAA-CREF Life fixed account or to one or more of the following eight separate account variable investment accounts:

■ Growth Equity ■ Growth & Income ■ International Equity ■ Large-Cap Value	■ Small-Cap Equity ■ Stock Index ■ Social Choice Equity ■ Real Estate Securities

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the investment account’s underlying mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

Separate prospectuses for the funds accompany this prospectus. They provide more information about the funds listed above. Note that the accompanying prospectuses for the funds may provide information for other funds that are not available through the contract. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the funds listed above.

More information about the separate account and the contracts is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2009. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 825-0411. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The contracts or certain investment options under the contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the single premium immediate variable annuities issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesperson, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

1940 Act.  The Investment Company Act of 1940, as amended.

Annuitant.  The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made. Once selected, the annuitant may not be changed.

Annuity Unit.  A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return.  4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary.  The person or institution selected by the contractowner to become the new contractowner if the contractowner dies while any annuity payments remain due.

Business Day.  Any day that the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day.  Any day of the year.

Commuted Value.  The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments will not be earned if payment is made in one sum. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts.  The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single premium immediate annuity contracts.

Contractowner.  The person (or persons) who controls all the rights and benefits under a contract.

Current Value.  The present value of the future annuity payments, which for variable payments is computed using the assumption that the relevant investment account has an effective annual rate of 4%. In the case of the

Single Premium Immediate Annuities ■ Prospectus	3

One-Life and Two-Life Annuities, the present value is determined based on the age of the annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “current value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Fixed Account.  The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

Fund.  An investment company that is registered with the Securities and Exchange Commission in which an investment account is invested. The contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

General Account.  All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method.  The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual income change method.

Income Option.  The form of annuity benefit that you select under the Two-Life Annuity. The income options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

Investment Account.  A sub-account of the separate account that invests its assets in shares of a corresponding fund.

IRC.  The Internal Revenue Code of 1986, as amended.

Issue Date.  The day that the contract is issued and becomes effective.

NYSE.  The New York Stock Exchange.

Premium.  The amount you invest in the contract.

Present Value.  The present value of a series of payments is the lump-sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant.  The natural person whose life, together with the annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity Contract.

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Separate Account.  TIAA-CREF Life Separate Account VA-1.

TIAA.  Teachers Insurance and Annuity Association of America.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day.  Any business day as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

Valuation Period.  The period that starts at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) on any valuation day and ends at the close of regular trading on the next succeeding valuation day.

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT ARE TIAA-CREF LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA-CREF Life’s Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity contracts and receive a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of contracts we offer are:

■	One-Life Annuity, which pays income as long as the annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

■

Two-Life Annuity, which pays income as long as either the annuitant or the second annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an annuitant, continues at either the same or a reduced level for the life of the other annuitant; and

■	Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA-CREF Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single premium to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments from the fixed

Single Premium Immediate Annuities ■ Prospectus	5

account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

•Growth Equity	•Small-Cap Equity
•Growth & Income	•Stock Index
•International Equity	•Social Choice Equity
•Large-Cap Value	•Real Estate Securities

TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the variable investment accounts, and you bear the entire investment risk.

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the general account until seven days plus the number of days in the free look period applicable in your state have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable investment account are valued, i.e., you may change your income change method. For more details on transfers and changing your income change method, see “Changing Investment Accounts and Income Change Methods”.

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WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

CONTRACTOWNER TRANSACTION EXPENSES

Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of premiums, if applicable)(1)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees(1)	Fee Waiver(1)	Current
Charges(1)
Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%

(1)

TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the maximum and minimum total operating expenses charged by these funds for the year ended December 31, 2008. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

Single Premium Immediate Annuities ■ Prospectus	7

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from fund assets, including management fees and other expenses	0.06%	0.33%

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	Acquired Fund Fees and Expenses	Other Expenses(1)	Total Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses(2)
Growth Equity Fund	0.25%	None	0.03%	0.28%	0.88%
Growth & Income Fund	0.23%	None	0.00%	0.23%	0.83%
International Equity Fund	0.29%	None	0.03%	0.32%	0.92%
Large-Cap Value Fund	0.24%	None	0.02%	0.26%	0.86%
Small-Cap Equity Fund	0.10%	None	0.01%	0.11%	0.71%
Stock Index Fund	0.06%	None	None	0.06%	0.66%
Social Choice Equity Fund	0.07%	None	None	0.07%	0.67%
Real Estate Securities Fund	0.25%	None	0.01%	0.26%	0.86%

(1)

Each fund’s investment manager pays for most of the fund’s advisory fees and operating expenses out of the fund’s Management Fees. However, a few categories of fund expenses are borne by the fund directly, including independent trustee fees, interest on borrowings, taxes and extraordinary expenses, and are reflected under “Other Expenses.”

(2)

If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and fund expenses would be 1.48% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.52% for the International Equity Fund, 1.46% for the Large-Cap Value Fund, 1.31% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.27% for the Social Choice Equity Fund, and 1.46% for the Real Estate Securities Fund.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the corresponding investment account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.

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The first example assumes that there is no waiver of separate account charges. The second example assumes that the current separate account fee waivers are in place for each period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE WITHOUT FEE WAIVERS

	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$176	$543	$933	$2,018
Growth & Income Account	$171	$527	$907	$1,963
International Equity Account	$180	$555	$954	$2,063
Large-Cap Value Account	$174	$537	$922	$1,996
Small-Cap Equity Account	$158	$490	$843	$1,829
Stock Index Account	$153	$475	$817	$1,773
Social Choice Equity Account	$154	$478	$822	$1,784
Real Estate Securities Account	$174	$537	$922	$1,996

EXAMPLE WITH FEE WAIVERS

	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$115	$356	$613	$1,334
Growth & Income Account	$110	$340	$585	$1,275
International Equity Account	$119	$368	$634	$1,381
Large-Cap Value Account	$113	$349	$602	$1,311
Small-Cap Equity Account	$98	$302	$520	$1,133
Stock Index Account	$92	$286	$493	$1,072
Social Choice Equity Account	$93	$289	$498	$1,085
Real Estate Securities Account	$113	$349	$602	$1,311

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges.”

For condensed financial information pertaining to each investment account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a contract, you must complete an application and make a premium payment of at least $25,000. For more information, see “Purchasing a Contract and Remitting Your Premium.”

MAY I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the current value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s

Single Premium Immediate Annuities ■ Prospectus	9

not postmarked, as of the day we receive it. (Note that the current value of your contract may be less than your premium.) In Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia and Wisconsin, where we are required to return your premium, we’ll refund your full premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any premium taxes and expense charges deducted from the premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual single premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the contracts are summarized below. However, the descriptions you read here are qualified entirely by the contracts themselves. The contracts are not available to residents in those states where we haven’t yet received regulatory approval.

Under the SPIA contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the contracts to provide you with a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA contracts include both fixed and variable components—that is, you can allocate your single premium between the fixed account or one or more separate account variable investment accounts. Annuity payments from the fixed account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your variable payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive your completed application and your premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF

Single Premium Immediate Annuity

P.O. Box 532008

Atlanta, GA 30353-2008

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Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. The premium must be for at least $25,000. Additional premiums are not permitted. We will credit your premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your premium unless you instruct us otherwise upon being contacted.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Electronic Payment. You may pay your premium by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of : TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

Single Premium Immediate Annuities ■ Prospectus	11

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

Annuity payments are subject to our financial strength and claims-paying ability.

PAYMENTS FROM THE FIXED ACCOUNT

On the contract issue date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	the interest rates then in effect

•	the income option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the annuitant’s death). The amount of each annuity payment from the fixed account does not change as a result of the investment experience of any variable investment account.

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account.

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The number of annuity units you purchase is determined on the contract issue date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of annuity units you purchase will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the issue date of your contract.) Annuity unit values are calculated as of each valuation day based primarily on the net investment results of the funds underlying the particular investment account. For the formulas used to determine annuity unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	in the case of the Two-Life Annuity, the income option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the contract, payments will go up or down based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of income change method). In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, the amount of payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” and the SAI.

Single Premium Immediate Annuities ■ Prospectus	13

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your beneficiary) may be less than the premium you paid depending on the duration of your contract.

•

One-Life Annuity. This option pays you or your beneficiary income as long as the annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the annuitant dies before it’s over, annuity income payments will continue to you or your beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the annuitant dies—so that it’s possible for you to receive only one payment if the annuitant dies before the second payment is made, two payments if the annuitant dies before the third payment is made, etc.

•

Two-Life Annuity. This option pays income to you or your beneficiary as long as the annuitant or second annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of income options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

•

Fixed-Period Annuity. This option pays you or your beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five-year period. Once income has been transferred from the fixed account to a variable investment account it cannot be transferred back to the fixed account. You may not transfer payments from the fixed account to the variable investment accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

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We’ll process your transfer as of the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income change method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income change method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your premium is temporarily held in the general account, no transfers may be made. For more on how we calculate transfer amounts, see “Calculating Variable Annuity Payments.”

You can switch between the annual and monthly income change methods at any time, but only once a year, and the switch will go into effect on March 31.

To request a transfer or to switch your income change method, call our Insurance Planning Center, toll-free at 877 825-4011, or write to TIAA-CREF Life’s home office at 730 Third Avenue, New York 10017-3206. Please note that telephone transactions may not always be available.

TRANSFER POLICIES REGARDING MARKET TIMING AND EXCESSIVE TRADING

Variable annuity contractowners could try to profit from transferring money back and forth among investment accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities.

In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies may be increased for funds invested primarily in foreign securities. These costs are borne by all contractowners, including long-term investors who do not generate the costs. The contract is not intended for market timing or frequent trading.

Under this SPIA contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. Transfers of the present value of future amounts payable from the fixed account to any of the variable investment accounts are available only one time in a calendar year, with certain conditions.

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their

Single Premium Immediate Annuities ■ Prospectus	15

respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

We seek to apply our transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP-SUM PAYMENT

You or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the annuitant(s) dies during the guaranteed period, or (ii) under a Fixed-Period Annuity from the variable investment accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of annuitant(s), or if the annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump-sum payment from the fixed account is only available to your beneficiaries after your death.)

The commuted value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the commuted value is the business day on which we receive the request for a commuted value, in a form acceptable to us. You can also defer the effective date to a future business day acceptable to us.

A lump-sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2 . (See “Federal Income Taxes.”)

DEATH OF THE CONTRACTOWNER

If you (the owner) die, your designated beneficiar(y)(ies) or, if none, the person chosen as the annuitant or second annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving beneficiary and the annuitant and second annuitant, if any, has died before the end of a guaranteed period, the commuted value of any payments remaining due will be paid in one sum to your estate.

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When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries. You can change your beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each investment account is equal to the number of annuity units payable multiplied by the then-current value of one annuity unit for the variable investment account and income change method you chose.

Determining the Number of Annuity Units Payable. The number of annuity units you purchase under the contract is derived by dividing the portion of the premium (net of any premium taxes) you allocated to a particular investment account and income change method by the product of the annuity unit value for that investment account and income change method, and an annuity factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of annuity units for each variable investment account and income change method under a contract is generally determined on the contract issue date and remains fixed unless there is a “transfer” of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of annuity units payable from each variable investment account will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts. See “Temporary Investment in the General Account.”

Computing Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the

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annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of March 31. For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

For the more detailed formula we use for determining annuity unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the premium to the separate account, which currently has eight subaccounts, or variable investment accounts. These variable investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds but may add other funds in the future.

Note that not all of the ten funds described in the attached prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.

The funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

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The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the funds, are described fully in their prospectus and SAI. A copy of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 825-0411, or by accessing our internet website at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

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TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the TIAA-CREF Life general account until seven days plus the number of days in the free look period applicable in your state have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable investment accounts.

THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each investment account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the premium and administering the contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

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TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Each investment account purchases shares of the corresponding fund at net asset value. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds.

Fund expenses are not fixed or specified under the terms of the contract and may change periodically. For more information on fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The contracts do not provide for charges or other deductions from the premium.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We will deduct any charges for premium taxes from your premium before its applied to provide annuity payments. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information). It is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be

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includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract issue date, annuity payments stop because an annuitant died, any premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Assigning, pledging, or exchanging a contract or designating an annuitant, payee, or other beneficiary who is not the owner may have adverse tax consequences including treatment as a distribution.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump-sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump-sum payment from your contract. See “Receiving a Lump-sum Payment”.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump-sum payment from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump-sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump-sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or annuitant’s death. That is, the “investment in the contract” remains generally the total premium payments, less amounts received, which were not includable in gross income.

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POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see “Other Charges and Expenses”), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-skipping transfer tax. Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

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Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 3.6 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management

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THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or variable investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable investment accounts. Following is a brief description of the fixed account. Amounts allocated to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the fixed account, see your contract. Any amounts in the fixed account are subject to our financial strength and claims-paying ability.

DISTRIBUTING THE CONTRACTS

We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

The contracts are offered by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of Financial Industry Regulatory Authority. TPIS may also enter into selling agreements with third parties to

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distribute the contracts. TPIS is considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TPIS or any other entity in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life nor TPIS is involved in any legal action that we consider material to the separate account.

We intend to rely on the exemptions provided by Rule 12h-7 under the Securities Exchange Act of 1934 (the “1934 Act”) to the extent the requirement to file financial reports under the 1934 Act is determined to be applicable to depositors of variable contracts.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners. In addition, transfers of accounts from and within the fixed and variable investment accounts may be deferred under these circumstances.

If a check has been submitted as the premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract. If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a contractowner has the right to instruct are calculated separately for each variable investment account, and include fractional votes. The contractowner has a voting interest in each investment account from which variable annuity payments are made. The number of votes

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you have is calculated based on the amounts to be paid from each variable investment account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new investment accounts in the future that would invest in other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one fund for another with the same or different fees and charges, combine accounts or investment portfolios, liquidate the investment accounts or add, delete or stop providing contracts for use with any investment account. We can also stop or start providing certain contract options or income options under either the annual or monthly income change methods from current or future investment accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required NYID, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA-CREF LIFE

Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how your Contract works and how our ability to meet our obligations affects your Contract.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. See “SEPARATE ACCOUNT.”

Single Premium Immediate Annuities ■ Prospectus	27

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value are subject to our financial strength and claims- paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Our financial statements are located in the Statement of Additional Information (“SAI”). For information on how to obtain a copy of the SAI, see the cover page of this Prospectus. For more information about TIAA-CREF Life, our Annual Report on Form 10-K is available on our website at www.tiaa-cref.org.

CONTACTING TIAA-CREF LIFE

All notices, forms, requests, or payments must be sent to TIAA-CREF Life’s home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 877 825-0411.

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 877 825-0411.

28	Prospectus ■ Single Premium Immediate Annuities

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 877 825-0411, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 825-0411, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

Single Premium Immediate Annuities ■ Prospectus	29

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-3	Calculating Annuity Unit Values

B-3	Tax Status of the Contracts

B-3	Statements and Reports

B-4	General Matters

B-4	State Regulation

B-4	Legal Matters

B-4	Experts

B-5	Additional Information

B-5	Financial Statements

B-	Index to Financial Statements

30	Prospectus ■ Single Premium Immediate Annuities

[This page intentionally left blank.]

Single Premium Immediate Annuities ■ Prospectus	31

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

32	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Stock Index Investment Sub-Account
	For the Years Ended December 31,
	2008		2007		2006		2005		2004		2003		2002		2001		2000		1999
ACCUMULATION UNIT VALUE:
Beginning of period	$36.95		$35.35		$30.76		$29.18		$26.24		$20.14		$25.70		$29.12		$31.55		$26.10
End of period	$23.12		$36.95		$35.35		$30.76		$29.18		$26.24		$20.14		$25.70		$29.12		$31.55

TOTAL RETURN(f)	(37.44)%		4.53%		14.92%		5.41%		11.22%		30.26%		(21.64)%		(11.72)%		(7.72)%		20.91%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%		0.30%		0.30%
Investment income	1.84	%(d)	1.80	%(d)	2.66	%(c)	1.69	%(c)	1.86	%(c)	4.01	%(c)	1.84	%(c)	1.03	%(c)	1.28	%(c)	5.39	%(c)
Thousands of Accumulation Units outstanding at end of period	3,672		3,915		4,056		4,303		4,449		4,397		3,363		2,667		2,062		723
Net assets at end of period (in thousands)	$88,233		$150,569		$147,889		$136,162		$132,964		$117,326		$68,585		$68,574		$60,021		$22,827

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

(c)	Prior to 2007, Investment Income included capital gains distributions.

(d)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(e)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(f)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual total returns are not within the ranges presented.

Single Premium Immediate Annuities ■ Prospectus	33

CONDENSED FINANCIAL INFORMATION

continued

	Growth Equity Investment Sub-Account
	For the Years Ended December 31,																For the Period ended March 1, 2000 (commencement of operations) to Dec. 2000(a)
	2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$18.30		$15.12		$14.41		$13.75		$13.00		$10.18		$14.59		$18.98		$25.00
End of period	$10.78		$18.30		$15.12		$14.41		$13.75		$13.00		$10.18		$14.59		$18.98

TOTAL RETURN(f)	(41.05)%		21.03%		4.98%		4.80%		5.75%		27.71%		(30.22)%		(23.12)%		(24.09)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%		0.25%
Investment income (loss)	0.87	%(d)	0.82	%(d)	0.76	%(c)	0.65	%(c)	0.89	%(c)	1.27	%(c)	0.60	%(c)	0.38	%(c)	0.07	%(c)
Thousands of Accumulation Units outstanding at end of period	1,554		1,683		1,513		1,733		1,848		2,119		1,950		1,587		1,018
Net assets at end of period (in thousands)	$17,451		$31,942		$23,582		$25,602		$26,002		$27,938		$19,979		$23,151		$19,327

34	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Growth & Income Investment Sub-Account
	For the Years Ended December 31,																For the Period ended March 1, 2000 (commencement of operations) to Dec. 2000(a)
	2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$31.05		$26.31		$22.66		$21.39		$19.57		$15.55		$20.52		$23.69		$25.00
End of period	$20.13		$31.05		$26.31		$22.66		$21.39		$19.57		$15.55		$20.52		$23.69

TOTAL RETURN(f)	(35.16)%		18.02%		16.15%		5.93%		9.28%		25.81%		(24.20)%		(13.39)%		(5.23)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%		0.25%
Investment income	1.70	%(d)	1.54	%(d)	1.59	%(c)	1.35	%(c)	1.62	%(c)	2.04	%(c)	1.27	%(c)	1.22	%(c)	1.88	%(c)
Thousands of Accumulation Units outstanding at end of period	1,506		1,634		1,485		1,553		1,639		1,653		1,278		1,017		521
Net assets at end of period (in thousands)	$31,512		$52,889		$40,516		$36,489		$35,832		$32,820		$20,075		$20,869		$12,353

Single Premium Immediate Annuities ■ Prospectus	35

CONDENSED FINANCIAL INFORMATION

continued

	International Equity Investment Sub-Account
	For the Years Ended December 31,																For the Period ended March 1, 2000 (commencement of operations) to Dec. 2000(a)
	2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$31.95		$26.94		$20.85		$18.24		$15.59		$11.10		$13.01		$17.13		$25.00
End of period	$15.88		$31.95		$26.94		$20.85		$18.24		$15.59		$11.10		$13.01		$17.13

TOTAL RETURN(f)	(50.29)%		18.60%		29.17%		14.32%		17.01%		40.41%		(14.68)%		(24.04)%		(31.48)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%		0.25%
Investment income	0.04	%(d)	2.03	%(d)	1.78	%(c)	1.81	%(c)	2.17	%(c)	2.36	%(c)	2.64	%(c)	1.47	%(c)	1.49	%(c)
Thousands of Accumulation Units outstanding at end of period	1,966		2,569		2,203		1,840		1,572		1,290		1,013		669		436
Net assets at end of period (in thousands)	$32,107		$83,930		$60,301		$39,020		$29,078		$20,361		$11,290		$8,703		$7,470

36	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Social Choice Equity Investment Sub-Account
	For the Years Ended December 31,																For the Period ended March 1, 2000 (commencement of operations) to Dec. 2000(a)
	2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$30.34		$29.28		$25.70		$24.13		$21.60		$16.69		$21.11		$24.29		$25.00
End of period	$19.28		$30.34		$29.28		$25.70		$24.13		$21.60		$16.69		$21.11		$24.29

TOTAL RETURN(f)	(36.45)%		3.62%		13.95%		6.47%		11.71%		29.44%		(20.92)%		(13.11)%		(2.84)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.48%		0.30%		0.30%		0.25%
Investment income	1.35	%(d)	1.79	%(d)	2.25	%(c)	1.61	%(c)	1.88	%(c)	2.18	%(c)	1.81	%(c)	1.47	%(c)	2.11	%(c)
Thousands of Accumulation Units outstanding at end of period	555		594		619		682		639		586		352		196		69
Net assets at end of period (in thousands)	$11,103		$18,828		$18,655		$17,928		$15,490		$12,696		$5,875		$4,141		$1,676

Single Premium Immediate Annuities ■ Prospectus	37

CONDENSED FINANCIAL INFORMATION

continued

	Large-Cap Value Investment Sub-Account
	For the Years Ended December 31,												For the Period September 4, 2002 (commencement of operations) to Dec. 31, 2002(a)
	2008		2007		2006		2005		2004		2003
ACCUMULATION UNIT VALUE:
Beginning of period	$50.28		$50.12		$41.47		$39.76		$33.13		$24.98		$25.00
Ending of period	$29.63		$50.28		$50.12		$41.47		$39.76		$33.13		$24.98

TOTAL RETURN(f)	(41.07)%		0.31%		20.85%		4.31%		20.03%		32.62%		(0.09)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.55%		0.10%
Investment income	1.49	%(d)	1.90	%(d)	9.24	%(c)	8.18	%(c)	19.92	%(c)	13.19	%(c)	0.92	%(c)
Thousands of Accumulation Units outstanding at end of period	384		491		503		443		406		194		7
Net assets at end of period (in thousands)	$11,969		$25,979		$25,759		$18,800		$16,615		$6,581		$173

38	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Small-Cap Equity Investment Sub-Account
	For the Years Ended December 31,											For the Period September 4, 2002 (commencement of operations) to Dec. 31, 2002(a)
	2008		2007	2006		2005		2004		2003
ACCUMULATION UNIT VALUE:
Beginning of period	$49.89		$53.17	$45.39		$43.67		$36.67		$24.73		$25.00
Ending of period	$33.53		$49.89	$53.17		$45.39		$43.67		$36.67		$24.73

TOTAL RETURN(f)	(32.79)%		(6.17)%	17.13%		3.94%		19.11%		48.26%		(1.08)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%	0.60%		0.60%		0.60%		0.57%		0.10%
Investment income	1.51	%(d)	1.38 (d)	9.56	%(c)	14.65	%(c)	17.94	%(c)	29.18	%(c)	0.95	%(c)
Thousands of Accumulation Units outstanding at end of period	309		333	409		388		415		328		10
Net assets at end of period (in thousands)	$10,653		$17,330	$22,291		$18,045		$18,452		$12,208		$241

Single Premium Immediate Annuities ■ Prospectus	39

CONDENSED FINANCIAL INFORMATION

concluded

	Real Estate Securities Investment Sub-Account
	For the Years Ended December 31,												For the Period September 4, 2002 (commencement of operations) to Dec. 31, 2002(a)
	2008		2007		2006		2005		2004		2003
ACCUMULATION UNIT VALUE:
Beginning of period	$54.07		$64.84		$48.67		$45.67		$34.55		$24.81		$25.00
Ending of period	$33.17		$54.07		$64.84		$48.67		$45.67		$34.55		$24.81

TOTAL RETURN(f)	(38.64)%		(16.61)%		33.24%		6.56%		32.18%		39.24%		(0.74)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.55%		0.10%
Investment income	4.26	%(d)	2.76	%(d)	10.27	%(c)	15.47	%(c)	22.68	%(c)	3.42	%(c)	2.98	%(c)
Thousands of Accumulation Units outstanding at end of period	376		453		681		611		613		403		14
Net assets at end of period (in thousands)	$13,218		$26,024		$45,401		$30,623		$28,643		$14,151		$347

40	Prospectus ■ Single Premium Immediate Annuities

STATEMENT OF ADDITIONAL INFORMATION

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACTS

Funded through

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

and

TIAA-CREF LIFE INSURANCE COMPANY

MAY 1, 2009

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2009 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 825-0411. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

TABLE OF CONTENTS

B-2	Calculating Annuity Unit Values
B-2	Tax Status of the Contract
B-2	Statements and Reports
B-3	General Matters
B-3	State Regulation

B-3	Legal Matters
B-3	Experts
B-3	Additional Information
B-4	Financial Statements
B-5	Index to Financial Statements

CALCULATING ANNUITY UNIT VALUES

Separate annuity unit values are maintained for annuity units payable from each investment account under each income change method. The values are calculated as of each valuation day. Annuity unit values for an income change method are determined by multiplying each account’s annuity unit value at the end of the previous valuation day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that income change method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an income change method, and those who start or stop receiving annuity income under that income change method between the two dates.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day. An investment account’s gross investment factor equals A divided by B, as follows:

A equals	i.	the net asset value of the shares in the fund(s) held by the account as of the end of the valuation day, excluding the net effect of contractholders’ transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day; plus
	ii.	investment income and capital gains distributed to the account; less
	iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous valuation day.
B equals		the value of the shares in the fund(s) held by the account as of the end of the prior valuation day, including the net effect of contractowners’ transactions made during the prior valuation day.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, as defined in the Code. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

STATEMENTS AND REPORTS

You will receive a confirmation statement when you remit your premium, or make a “transfer” to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

B-2	Statement of Additional Information ■ Single Premium Immediate Annuities

GENERAL MATTERS

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

FINANCIAL SUPPORT AGREEMENT

The contracts are issued by TIAA-CREF Life. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA).

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA-CREF Life with recourse to TIAA.

MANAGEMENT RELATED SERVICE CONTRACTS

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. TIAA-CREF Life, on behalf of the separate account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the separate account.

STATE REGULATION

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regu-

latory authorities of other states and jurisdictions. TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by Meredith Kornriech General Counsel of TIAA-CREF Life.

EXPERTS

The statements of assets and liabilities of TIAA-CREF Life Separate Account VA-1 as of December 31, 2008, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA CREF Life as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The audited Teachers Insurance and Annuity Association of America’s Statutory-Basis Financial Statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, included in this prospectus, have been so included in reliance on the report of PwC, independent auditors, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PwC is 300 Madison Avenue, New York, NY 10017-6204.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-3

FINANCIAL STATEMENTS

Audited financial statements of the separate account and TIAA-CREF Life, and Teachers Insurance and Annuity Association of America (TIAA) follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA-CREF Life. They should not be considered as bearing on the ability of TIAA-CREF Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ■ Single Premium Immediate Annuities

Index to Financial Statements

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 Audited Financial Statements For the Fiscal Year Ended December 31, 2007:
B-6	Report of Independent Registered Public Accounting Firm
B-7	Statements of Assets and Liabilities
B-7	Statements of Operations
B-17	Statements of Changes in Net Assets
B-32	Notes to Financial Statements

Single Premium Immediate Annuities ■ Statement of Additional Information	B-5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA-CREF Life Separate Account VA-1 and the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VA-1 at December 31, 2008, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of fund shares owned at December 31, 2008 with the transfer agent of the investee mutual funds, provides a reasonable basis of our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 2, 2009

B-6	Statement of Additional Information ■ Single Premium Immediate Annuities

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Large-Cap Value Sub-Account	Small Cap Equity Sub-Account

ASSETS
Investments, at cost	$31,008,471	$51,284,161	$97,298,129	$44,022,918	$30,576,906
Shares held in corresponding Funds	2,204,195	2,297,311	4,321,232	1,341,161	1,053,490
Investments, at value	$23,254,249	$42,500,144	$49,391,690	$23,966,490	$18,952,113
Amounts due from/(to) TIAA	6,668	12,945	18,080	9,647	11,446
Total assets	$23,260,917	$42,513,089	$49,409,770	$23,976,137	$18,963,559

NET ASSETS
Accumulation fund	22,571,804	41,306,631	48,542,037	23,387,411	18,666,098
Annuity fund	689,113	1,206,458	867,733	588,726	297,461

Net assets	$23,260,917	$42,513,089	$49,409,770	$23,976,137	$18,963,559

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Large-Cap Value Sub-Account	Small Cap Equity Sub-Account

INVESTMENT INCOME
Income
Dividends	$288,823	$983,659	$32,514	$549,010	$373,001

Expense
Administrative expenses	64,969	111,699	168,895	67,235	49,118
Mortality and expense risk charges	130,306	223,813	338,352	134,858	98,442
Total expenses	195,275	335,512	507,247	202,093	147,560
Net investment income (loss)	93,548	648,147	(474,733)	346,917	225,441

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	685,779	2,783,322	(2,431,758)	(3,771,807)	(3,494,290)
Capital gain distributions	—	—	2,298,152	308,665	—
Net realized gain (loss)	685,779	2,783,322	(133,606)	(3,463,142)	(3,494,290)
Net change unrealized appreciation (depreciation) on investments	(17,151,415)	(26,681,770)	(55,515,880)	(14,467,286)	(6,356,429)
Net realized and unrealized gain (loss) on investments	(16,465,636)	(23,898,448)	(55,649,486)	(17,930,428)	(9,850,719)
Net increase (decrease) in net assets resulting from operations	$(16,372,088)	$(23,250,301)	$(56,124,219)	$(17,583,511)	$(9,625,278)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-7

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	Stock Index Sub-Account	Social Choice Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

ASSETS
Investments, at cost	$143,167,036	$21,478,282	$47,274,976	$34,355,942	$110,338,102
Shares held in corresponding Funds	5,675,642	918,296	1,501,079	1,391,835	110,338,102
Investments, at value	$110,050,774	$15,528,331	$22,875,216	$32,541,004	$110,338,102
Amounts due from/(to) TIAA	20,474	21,517	5,966	(69)	58
Total assets	$110,071,248	$15,549,848	$22,881,182	$32,540,935	$110,338,160

NET ASSETS
Accumulation fund	106,718,398	15,152,809	22,139,911	32,540,935	110,338,160
Annuity fund	3,352,850	397,039	741,271	—	—

Net assets	$110,071,248	$15,549,848	$22,881,182	$32,540,935	$110,338,160

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	Stock Index Sub-Account	Social Choice Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

INVESTMENT INCOME
Income
Dividends	$2,796,132	$289,683	$1,527,222	$1,674,062	$2,890,285

Expense
Administrative expenses	299,131	41,793	69,108	60,605	198,058
Mortality and expense risk charges	598,686	83,834	138,371	122,365	401,886
Total expenses	897,817	125,627	207,479	182,970	599,944
Net investment income (loss)	1,898,315	164,056	1,319,743	1,491,092	2,290,341

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	481,658	474,412	(5,142,366)	(193,682)	—
Capital gain distributions	215,916	81,047	—	—	—
Net realized gain (loss)	697,574	555,459	(5,142,366)	(193,682)	—
Net change unrealized appreciation (depreciation) on investments	(69,314,802)	(9,695,314)	(11,079,894)	(1,408,121)	—
Net realized and unrealized gain (loss) on investments	(68,617,228)	(9,139,855)	(16,222,260)	(1,601,803)	—
Net increase (decrease) in net assets resulting from operations	$(66,718,913)	$(8,975,799)	$(14,902,517)	$(110,711)	$2,290,341

B-8	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Global Small Cap Portfolio Sub-Account	Credit Suisse Small Cap Core I Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

ASSETS
Investments, at cost	$647,763	$541,741	$93,629	$122,277	$1,227,600
Shares held in corresponding Funds	65,234	53,059	11,495	9,687	127,638
Investments, at value	$611,245	$377,248	$84,600	$97,925	$1,180,649
Amounts due from/(to) TIAA	—	1	5	7	—
Total assets	$611,245	$377,249	$84,605	$97,932	$1,180,649

NET ASSETS
Accumulation fund	611,245	377,249	84,605	97,932	1,180,649
Annuity fund	—	—	—	—	—

Net assets	$611,245	$377,249	$84,605	$97,932	$1,180,649

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Global Small Cap Portfolio Sub-Account	Credit Suisse Small Cap Core I Portfolio Sub-Account	Delaware VIP Diversified Income Series—Standard Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$1,184	$2,835	$653	$14	$—

Expense
Administrative expenses	152	160	22	28	475
Mortality and expense risk charges	439	375	64	53	1,070
Total expenses	591	535	86	81	1,545
Net investment income (loss)	593	2,300	567	(67)	(1,545)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(7,047)	(52,236)	(15,884)	(7,580)	(6,871)
Capital gain distributions	1,106	18,302	—	—	—
Net realized gain (loss)	(5,941)	(33,934)	(15,884)	(7,580)	(6,871)
Net change unrealized appreciation (depreciation) on investments	(36,518)	(164,493)	(9,030)	(24,352)	(46,951)
Net realized and unrealized gain (loss) on investments	(42,459)	(198,427)	(24,914)	(31,932)	(53,822)
Net increase (decrease) in net assets resulting from operations	$(41,866)	$(196,127)	$(24,347)	$(31,999)	$(55,367)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account

ASSETS
Investments, at cost	$242,529	$316,562	$785,399	$190,980	$501,291
Shares held in corresponding Funds	27,450	15,396	56,291	11,380	31,505
Investments, at value	$209,721	$286,978	$651,849	$137,244	$375,544
Amounts due from/(to) TIAA	—	6	3	2	—
Total assets	$209,721	$286,984	$651,852	$137,246	$375,544

NET ASSETS
Accumulation fund	209,721	286,984	651,852	137,246	375,544
Annuity fund	—	—	—	—	—

Net assets	$209,721	$286,984	$651,852	$137,246	$375,544

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$—	$—	$9,961	$—	$11,852

Expense
Administrative expenses	49	76	234	64	184
Mortality and expense risk charges	111	174	609	185	511
Total expenses	160	250	843	249	695
Net investment income (loss)	(160)	(250)	9,118	(249)	11,157

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(3,859)	(21,055)	(27,984)	(10,657)	(37,399)
Capital gain distributions	—	—	3,990	3,225	15,263
Net realized gain (loss)	(3,859)	(21,055)	(23,994)	(7,432)	(22,136)
Net change unrealized appreciation (depreciation) on investments	(32,807)	(29,584)	(133,550)	(53,736)	(125,747)
Net realized and unrealized gain (loss) on investments	(36,666)	(50,639)	(157,544)	(61,168)	(147,883)
Net increase (decrease) in net assets resulting from operations	$(36,826)	$(50,889)	$(148,426)	$(61,417)	$(136,726)

B-10	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen International Growth Portfolio—Institutional Shares Sub-Account	Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account

ASSETS
Investments, at cost	$172,305	$551,603	$380,968	$584,046	$32,444
Shares held in corresponding Funds	22,467	19,606	9,148	45,097	3,432
Investments, at value	$137,269	$450,349	$241,772	$482,984	$27,180
Amounts due from/(to) TIAA	2	—	(2)	—	—
Total assets	$137,271	$450,349	$241,770	$482,984	$27,180

NET ASSETS
Accumulation fund	137,271	450,349	241,770	482,984	27,180
Annuity fund	—	—	—	—	—

Net assets	$137,271	$450,349	$241,770	$482,984	$27,180

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen International Growth Portfolio—Institutional Shares Sub-Account	Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$466	$200	$56	$4,359	$133

Expense
Administrative expenses	50	171	97	160	5
Mortality and expense risk charges	171	452	250	411	12
Total expenses	221	623	347	571	17
Net investment income (loss)	245	(423)	(291)	3,788	116

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(25,805)	(82,195)	(24,409)	(23,009)	(5)
Capital gain distributions	3,093	—	286	5,788	—
Net realized gain (loss)	(22,712)	(82,195)	(24,123)	(17,221)	(5)
Net change unrealized appreciation (depreciation) on investments	(35,035)	(101,253)	(139,196)	(101,062)	(5,264)
Net realized and unrealized gain (loss) on investments	(57,747)	(183,448)	(163,319)	(118,283)	(5,269)
Net increase (decrease) in net assets resulting from operations	$(57,502)	$(183,871)	$(163,610)	$(114,495)	$(5,153)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	Jennison 20/20 Focus Portfolio— Class II Sub-Account	Natural Resources Portfolio—Class II Sub-Account	Value Portfolio— Class II Sub-Account	Legg Mason Partners Variable Aggressive Growth Portfolio—Class I Sub-Account	Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I Sub-Account

ASSETS
Investments, at cost	$286,439	$328,049	$355,635	$19,098	$472,490
Shares held in corresponding Funds	26,497	10,674	31,423	1,715	73,011
Investments, at value	$240,065	$251,271	$342,510	$16,667	$386,956
Amounts due from/(to) TIAA	—	6	(1)	4	3
Total assets	$240,065	$251,277	$342,509	$16,671	$386,959

NET ASSETS
Accumulation fund	240,065	251,277	342,509	16,671	386,959
Annuity fund	—	—	—	—	—

Net assets	$240,065	$251,277	$342,509	$16,671	$386,959

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	Jennison 20/ 20 Focus Portfolio— Class II Sub-Account	Natural Resources Portfolio—Class II Sub-Account	Value Portfolio— Class II Sub-Account	Legg Mason Partners Variable Aggressive Growth Portfolio—Class I Sub-Account	Legg Mason Partners Variable Global High Yield Bond Portfolio— Class I Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$—	$36	$—	$—	$35,599

Expense
Administrative expenses	97	81	70	4	133
Mortality and expense risk charges	285	236	139	17	353
Total expenses	382	317	209	21	486
Net investment income (loss)	(382)	(281)	(209)	(21)	35,113

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(52,534)	(52,889)	(11,885)	(1,527)	(39,810)
Capital gain distributions	3,412	1,961	—	—	—
Net realized gain (loss)	(49,122)	(50,928)	(11,885)	(1,527)	(39,810)
Net change unrealized appreciation (depreciation) on investments	(46,374)	(76,778)	(13,125)	(2,431)	(85,533)
Net realized and unrealized gain (loss) on investments	(95,496)	(127,706)	(25,010)	(3,958)	(125,343)
Net increase (decrease) in net assets resulting from operations	$(95,878)	$(127,987)	$(25,219)	$(3,979)	$(90,230)

B-12	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Legg Mason Partners Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account

ASSETS
Investments, at cost	$35,083	$91,406	$370,658	$274,460	$116,435
Shares held in corresponding Funds	3,142	4,227	36,297	27,923	5,762
Investments, at value	$27,175	$66,017	$339,740	$198,253	$105,091
Amounts due from/(to) TIAA	5	7	(1)	4	3
Total assets	$27,180	$66,024	$339,739	$198,257	$105,094

NET ASSETS
Accumulation fund	27,180	66,024	339,739	198,257	105,094
Annuity fund	—	—	—	—	—

Net assets	$27,180	$66,024	$339,739	$198,257	$105,094

	Legg Mason Partners Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$—	$—	$—	$—	$—

Expense
Administrative expenses	12	37	73	75	38
Mortality and expense risk charges	34	98	207	243	110
Total expenses	46	135	280	318	148
Net investment income (loss)	(46)	(135)	(280)	(318)	(148)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(8,492)	(8,907)	(15,144)	(5,687)	(19,425)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(8,492)	(8,907)	(15,144)	(5,687)	(19,425)
Net change unrealized appreciation (depreciation) on investments	(7,909)	(25,389)	(30,918)	(76,207)	(11,344)
Net realized and unrealized gain (loss) on investments	(16,401)	(34,296)	(46,062)	(81,894)	(30,769)
Net increase (decrease) in net assets resulting from operations	$(16,447)	$(34,431)	$(46,342)	$(82,212)	$(30,917)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-13

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account

ASSETS
Investments, at cost	$380,280	$56,247	$204,154	$1,076,379	$2,068,604
Shares held in corresponding Funds	28,769	6,063	20,575	85,628	173,368
Investments, at value	$204,547	$52,140	$189,898	$1,048,945	$1,952,129
Amounts due from/(to) TIAA	1	2	5	105	(70)
Total assets	$204,548	$52,142	$189,903	$1,049,050	$1,952,059

NET ASSETS
Accumulation fund	204,548	52,142	189,903	1,049,050	1,952,059
Annuity fund	—	—	—	—	—

Net assets	$204,548	$52,142	$189,903	$1,049,050	$1,952,059

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$1,539	$238	$8,312	$16,389	$23,445

Expense
Administrative expenses	87	13	61	435	664
Mortality and expense risk charges	190	35	192	1,160	1,924
Total expenses	277	48	253	1,595	2,588
Net investment income (loss)	1,262	190	8,059	14,794	20,857

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(16,293)	(3,252)	(13,162)	(26,700)	(72,679)
Capital gain distributions	48,567	44	596	—	2,717
Net realized gain (loss)	32,274	(3,208)	(12,566)	(26,700)	(69,962)
Net change unrealized appreciation (depreciation) on investments	(175,733)	(4,107)	(14,256)	(27,433)	(116,475)
Net realized and unrealized gain (loss) on investments	(143,459)	(7,315)	(26,822)	(54,133)	(186,437)
Net increase (decrease) in net assets resulting from operations	$(142,197)	$(7,125)	$(18,763)	$(39,339)	$(165,580)

B-14	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	PVC Equity Income Account Sub-Account	PVC MidCap Stock Account— Class 1 Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

ASSETS
Investments, at cost	$207,195	$355,003	$243,811	$345,539	$99,162
Shares held in corresponding Funds	15,570	38,349	25,953	44,540	4,129
Investments, at value	$180,610	$309,859	$156,495	$285,950	$85,425
Amounts due from/(to) TIAA	1	—	3	(2)	—
Total assets	$180,611	$309,859	$156,498	$285,948	$85,425

NET ASSETS
Accumulation fund	180,611	309,859	156,498	285,948	85,425
Annuity fund	—	—	—	—	—

Net assets	$180,611	$309,859	$156,498	$285,948	$85,425

	PVC Equity Income Account Sub-Account	PVC MidCap Stock Account—Class 1 Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$—	$231	$6,220	$1,833	$—

Expense
Administrative expenses	48	111	62	75	34
Mortality and expense risk charges	157	299	166	204	110
Total expenses	205	410	228	279	144
Net investment income (loss)	(205)	(179)	5,992	1,554	(144)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(3,893)	(32,879)	(17,177)	(22,509)	(18,315)
Capital gain distributions	—	3,621	26,063	23,567	—
Net realized gain (loss)	(3,893)	(29,258)	8,886	1,058	(18,315)
Net change unrealized appreciation (depreciation) on investments	(26,585)	(45,144)	(87,316)	(59,590)	(13,736)
Net realized and unrealized gain (loss) on investments	(30,478)	(74,402)	(78,430)	(58,532)	(32,051)
Net increase (decrease) in net assets resulting from operations	$(30,683)	$(74,581)	$(72,438)	$(56,978)	$(32,195)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-15

STATEMENTS OF ASSETS AND LIABILITIES

concluded

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2008

	Wanger Select Sub-Account	Wanger USA Sub-Account

ASSETS
Investments, at cost	$90,363	$57,132
Shares held in corresponding Funds	4,837	2,230
Investments, at value	$67,084	$43,027
Amounts due from/(to) TIAA	1	9
Total assets	$67,085	$43,036

NET ASSETS
Accumulation fund	67,085	43,036
Annuity fund	—	—

Net assets	$67,085	$43,036

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	Wanger Select Sub-Account	Wanger USA Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

INVESTMENT INCOME
Income
Dividends	$—	$—

Expense
Administrative expenses	23	20
Mortality and expense risk charges	58	63
Total expenses	81	83
Net investment income (loss)	(81)	(83)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(6,755)	(1,522)
Capital gain distributions	—	—
Net realized gain (loss)	(6,755)	(1,522)
Net change unrealized appreciation (depreciation) on investments	(23,279)	(14,106)
Net realized and unrealized gain (loss) on investments	(30,034)	(15,628)
Net increase (decrease) in net assets resulting from operations	$(30,115)	$(15,711)

B-16	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Growth Equity Sub-Account		Growth & Income Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$93,548	$82,328	$648,147	$581,173
Net realized gain (loss)	685,779	2,413,505	2,783,322	1,544,015
Net change in unrealized appreciation (depreciation) on investments	(17,151,415)	3,489,697	(26,681,770)	6,866,292
Net increase (decrease) in net assets resulting from operations	(16,372,088)	5,985,530	(23,250,301)	8,991,480

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,971,898	2,191,380	3,695,117	3,922,661
Net contractowner transfers (to) from fixed account	(1,171,046)	6,535,265	(2,425,747)	10,856,194
Annuity payments	(142,859)	(71,270)	(283,561)	(202,570)
Withdrawals and death benefits (b)	(1,760,672)	(1,429,137)	(3,415,686)	(2,424,880)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,102,679)	7,226,238	(2,429,877)	12,151,405
Net increase (decrease) in net assets	(17,474,767)	13,211,768	(25,680,178)	21,142,885

NET ASSETS
Beginning of year	40,735,684	27,523,916	68,193,267	47,050,382
End of year	$23,260,917	$40,735,684	$42,513,089	$68,193,267

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	2,162,708	1,774,017	2,126,358	1,733,589
Credited for premiums	145,785	144,410	144,270	141,931
Credited (cancelled) for transfers and disbursements	(215,870)	244,281	(218,217)	250,838
End of year	2,092,623	2,162,708	2,052,411	2,126,358

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-17

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	International Equity Sub-Account		Large-Cap Value Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$(474,733)	$22,676,673	$346,917	$5,898,812
Net realized gain (loss)	(133,606)	6,039,618	(3,463,142)	1,190,524
Net change in unrealized appreciation (depreciation) on investments	(55,515,880)	(12,401,749)	(14,467,286)	(7,314,842)
Net increase (decrease) in net assets resulting from operations	(56,124,219)	16,314,542	(17,583,511)	(225,506)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	3,904,388	10,410,343	2,432,858	4,612,654
Net contractowner transfers (to) from fixed account	(14,462,625)	20,983,707	(1,482,767)	1,575,064
Annuity payments	(310,514)	(177,083)	(280,074)	(110,468)
Withdrawals and death benefits (b)	(6,807,333)	(5,834,418)	(3,262,284)	(2,327,484)
Net increase (decrease) in net assets resulting from contractowner transactions	(17,676,084)	25,382,549	(2,592,267)	3,749,766
Net increase (decrease) in net assets	(73,800,303)	41,697,091	(20,175,778)	3,524,260

NET ASSETS
Beginning of year	123,210,073	81,512,982	44,151,915	40,627,655
End of year	$49,409,770	$123,210,073	$23,976,137	$44,151,915

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	3,797,289	2,990,265	852,532	799,189
Credited for premiums	178,145	347,908	65,988	87,284
Credited (cancelled) for transfers and disbursements	(919,669)	459,116	(129,258)	(33,941)
End of year	3,055,765	3,797,289	789,262	852,532

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-18	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

    continued

	Small-Cap Equity Sub-Account		Stock Index Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$225,441	$2,825,307	$1,898,315	$3,611,862
Net realized gain (loss)	(3,494,290)	(334,013)	697,574	6,213,326
Net change in unrealized appreciation (depreciation) on investments	(6,356,429)	(4,409,026)	(69,314,802)	(1,987,545)
Net increase (decrease) in net assets resulting from operations	(9,625,278)	(1,917,732)	(66,718,913)	7,837,643

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,885,580	2,958,273	7,522,453	14,353,020
Net contractowner transfers (to) from fixed account	8,310	(3,296,931)	(3,964,552)	(161,766)
Annuity payments	(145,612)	(81,866)	(1,286,140)	(623,152)
Withdrawals and death benefits (b)	(2,022,101)	(1,929,756)	(6,393,741)	(9,662,458)
Net increase (decrease) in net assets resulting from contractowner transactions	(273,823)	(2,350,280)	(4,121,980)	3,905,644
Net increase (decrease) in net assets	(9,899,101)	(4,268,012)	(70,840,893)	11,743,287

NET ASSETS
Beginning of year	28,862,660	33,130,672	180,912,141	169,168,854
End of year	$18,963,559	$28,862,660	$110,071,248	$180,912,141

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	564,251	612,678	4,736,222	4,658,007
Credited for premiums	44,323	55,183	269,713	385,006
Credited (cancelled) for transfers and disbursements	(51,957)	(103,610)	(389,318)	(306,791)
End of year	556,617	564,251	4,616,617	4,736,222

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-19

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Social Choice Equity Sub-Account		Real Estate Securities Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$164,056	$719,947	$1,319,743	$6,785,369
Net realized gain (loss)	555,459	(1,140,918)	(5,142,366)	2,205,325
Net change in unrealized appreciation (depreciation) on investments	(9,695,314)	1,284,557	(11,079,894)	(18,672,718)
Net increase (decrease) in net assets resulting from operations	(8,975,799)	863,586	(14,902,517)	(9,682,024)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,105,368	1,847,414	2,175,960	5,343,931
Net contractowner transfers (to) from fixed account	(667,915)	(198,069)	(2,781,060)	(16,930,475)
Annuity payments	(73,588)	(60,648)	(277,203)	(164,750)
Withdrawals and death benefits (b)	(695,073)	(1,237,161)	(2,787,557)	(2,530,805)
Net increase (decrease) in net assets resulting from contractowner transactions	(331,208)	351,536	(3,669,860)	(14,282,099)
Net increase (decrease) in net assets	(9,307,007)	1,215,122	(18,572,377)	(23,964,123)

NET ASSETS
Beginning of year	24,856,855	23,641,733	41,453,559	65,417,682
End of year	$15,549,848	$24,856,855	$22,881,182	$41,453,559

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	792,139	788,952	737,713	989,534
Credited for premiums	40,947	61,351	49,712	81,446
Credited (cancelled) for transfers and disbursements	(47,982)	(58,164)	(120,229)	(333,267)
End of year	785,104	792,139	667,196	737,713

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-20	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Bond Market Sub-Account		Money Market Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$1,491,092	$1,167,933	$2,290,341	$3,460,757
Net realized gain (loss)	(193,682)	29,476	—	(19)
Net change in unrealized appreciation (depreciation) on investments	(1,408,121)	(88,060)	—	19
Net increase (decrease) in net assets resulting from operations	(110,711)	1,109,349	2,290,341	3,460,757

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,112,599	6,043,261	54,544,207	67,796,353
Net contractowner transfers (to) from fixed account	5,407,436	5,005,271	(15,831,318)	(15,820,868)
Annuity payments	—	—	(1,819,015)	—
Withdrawals and death benefits (b)	(4,335,766)	(1,029,057)	(26,818,493)	(10,163,017)
Net increase (decrease) in net assets resulting from contractowner transactions	5,184,269	10,019,475	10,075,381	41,812,468
Net increase (decrease) in net assets	5,073,558	11,128,824	12,365,722	45,273,225

NET ASSETS
Beginning of year	27,467,377	16,338,553	97,972,438	52,699,213
End of year	$32,540,935	$27,467,377	$110,338,160	$97,972,438

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	948,898	592,742	8,650,801	4,872,063
Credited for premiums	151,637	215,214	5,771,496	6,115,082
Credited (cancelled) for transfers and disbursements	26,113	140,942	(4,898,993)	(2,336,344)
End of year	1,126,648	948,898	9,523,304	8,650,801

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-21

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Global Small Cap Portfolio Sub-Account	Credit Suisse Small Cap Core I Portfolio Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$593	$2,300	$567	$(67)
Net realized gain (loss)	(5,941)	(33,934)	(15,884)	(7,580)
Net change in unrealized appreciation (depreciation) on investments	(36,518)	(164,493)	(9,030)	(24,352)
Net increase (decrease) in net assets resulting from operations	(41,866)	(196,127)	(24,347)	(31,999)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	261,977	341,802	90,615	16,444
Net contractowner transfers (to) from fixed account	393,975	233,536	18,337	113,487
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(2,841)	(1,962)	—	—
Net increase (decrease) in net assets resulting from contractowner transactions	653,111	573,376	108,952	129,931
Net increase (decrease) in net assets	611,245	377,249	84,605	97,932

NET ASSETS
Beginning of year	—	—	—	—
End of year	$611,245	$377,249	$84,605	$97,932

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	22,386	31,513	8,526	6,136
Credited (cancelled) for transfers and disbursements	35,342	17,397	2,806	3,572
End of year	57,728	48,910	11,332	9,708

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-22	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(1,545)	$(160)	$(250)	$9,118
Net realized gain (loss)	(6,871)	(3,859)	(21,055)	(23,994)
Net change in unrealized appreciation (depreciation) on investments	(46,951)	(32,807)	(29,584)	(133,550)
Net increase (decrease) in net assets resulting from operations	(55,367)	(36,826)	(50,889)	(148,426)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	664,454	225,282	197,126	247,390
Net contractowner transfers (to) from fixed account	578,839	21,265	141,569	556,853
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(7,277)	—	(822)	(3,965)
Net increase (decrease) in net assets resulting from contractowner transactions	1,236,016	246,547	337,873	800,278
Net increase (decrease) in net assets	1,180,649	209,721	286,984	651,852

NET ASSETS
Beginning of year	—	—	—	—
End of year	$1,180,649	$209,721	$286,984	$651,852

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	71,992	24,542	8,614	19,134
Credited (cancelled) for transfers and disbursements	49,453	331	5,726	33,451
End of year	121,445	24,873	14,340	52,585

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-23

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Franklin Small-Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(249)	$11,157	$245	$(423)
Net realized gain (loss)	(7,432)	(22,136)	(22,712)	(82,195)
Net change in unrealized appreciation (depreciation) on investments	(53,736)	(125,747)	(35,035)	(101,253)
Net increase (decrease) in net assets resulting from operations	(61,417)	(136,726)	(57,502)	(183,871)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	166,530	80,280	116,021	181,629
Net contractowner transfers (to) from fixed account	32,133	437,762	78,752	455,246
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	—	(5,772)	—	(2,655)
Net increase (decrease) in net assets resulting from contractowner transactions	198,663	512,270	194,773	634,220
Net increase (decrease) in net assets	137,246	375,544	137,271	450,349

NET ASSETS
Beginning of year	—	—	—	—
End of year	$137,246	$375,544	$137,271	$450,349

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	8,829	4,533	13,098	6,550
Credited (cancelled) for transfers and disbursements	1,393	24,748	4,904	13,071
End of year	10,222	29,281	18,002	19,621

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Janus Aspen International Growth Portfolio— Institutional Shares Sub-Account	Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Aspen INTECH Risk-Managed Core Portfolio— Service Shares Sub-Account	Jennison 20/20 Focus Portfolio— Class II Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(291)	$3,788	$116	$(382)
Net realized gain (loss)	(24,123)	(17,221)	(5)	(49,122)
Net change in unrealized appreciation (depreciation) on investments	(139,196)	(101,062)	(5,264)	(46,374)
Net increase (decrease) in net assets resulting from operations	(163,610)	(114,495)	(5,153)	(95,878)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	198,944	187,544	32,177	203,782
Net contractowner transfers (to) from fixed account	208,136	409,935	156	134,808
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(1,700)	—	—	(2,647)
Net increase (decrease) in net assets resulting from contractowner transactions	405,380	597,479	32,333	335,943
Net increase (decrease) in net assets	241,770	482,984	27,180	240,065

NET ASSETS
Beginning of year	—	—	—	—
End of year	$241,770	$482,984	$27,180	$240,065

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	3,424	19,893	3,237	19,650
Credited (cancelled) for transfers and disbursements	4,319	19,724	(28)	3,201
End of year	7,743	39,617	3,209	22,851

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-25

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Natural Resources Portfolio—Class II Sub-Account	Value Portfolio— Class II Sub-Account	Legg Mason Partners Variable Aggressive Growth Portfolio—Class I Sub-Account	Legg Mason Partners Variable Global High Yield Bond Portfolio— Class I Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(281)	$(209)	$(21)	$35,113
Net realized gain (loss)	(50,928)	(11,885)	(1,527)	(39,810)
Net change in unrealized appreciation (depreciation) on investments	(76,778)	(13,125)	(2,431)	(85,533)
Net increase (decrease) in net assets resulting from operations	(127,987)	(25,219)	(3,979)	(90,230)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	162,919	87,399	11,359	325,305
Net contractowner transfers (to) from fixed account	216,814	280,329	9,291	151,884
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(469)	—	—	—
Net increase (decrease) in net assets resulting from contractowner transactions	379,264	367,728	20,650	477,189
Net increase (decrease) in net assets	251,277	342,509	16,671	386,959

NET ASSETS
Beginning of year	—	—	—	—
End of year	$251,277	$342,509	$16,671	$386,959

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	3,700	3,936	1,633	44,602
Credited (cancelled) for transfers and disbursements	4,313	18,218	81	12,669
End of year	8,013	22,154	1,714	57,271

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Legg Mason Partners Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series— Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account	MFS Investors Growth Stock Series— Initial Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(46)	$(135)	$(280)	$(318)
Net realized gain (loss)	(8,492)	(8,907)	(15,144)	(5,687)
Net change in unrealized appreciation (depreciation) on investments	(7,909)	(25,389)	(30,918)	(76,207)
Net increase (decrease) in net assets resulting from operations	(16,447)	(34,431)	(46,342)	(82,212)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	29,708	18,738	93,155	56,395
Net contractowner transfers (to) from fixed account	13,919	83,122	294,424	224,074
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	—	(1,405)	(1,498)	—
Net increase (decrease) in net assets resulting from contractowner transactions	43,627	100,455	386,081	280,469
Net increase (decrease) in net assets	27,180	66,024	339,739	198,257

NET ASSETS
Beginning of year	—	—	—	—
End of year	$27,180	$66,024	$339,739	$198,257

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	3,127	1,511	7,181	7,190
Credited (cancelled) for transfers and disbursements	(251)	2,723	26,101	19,504
End of year	2,876	4,234	33,282	26,694

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-27

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	MFS Utilities Series— Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(148)	$1,262	$190	$8,059
Net realized gain (loss)	(19,425)	32,274	(3,208)	(12,566)
Net change in unrealized appreciation (depreciation) on investments	(11,344)	(175,733)	(4,107)	(14,256)
Net increase (decrease) in net assets resulting from operations	(30,917)	(142,197)	(7,125)	(18,763)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	84,169	187,970	15,768	45,559
Net contractowner transfers (to) from fixed account	51,842	163,715	43,499	165,546
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	—	(4,940)	—	(2,439)
Net increase (decrease) in net assets resulting from contractowner transactions	136,011	346,745	59,267	208,666
Net increase (decrease) in net assets	105,094	204,548	52,142	189,903

NET ASSETS
Beginning of year	—	—	—	—
End of year	$105,094	$204,548	$52,142	$189,903

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	3,061	11,044	998	3,322
Credited (cancelled) for transfers and disbursements	1,851	9,718	4,955	15,223
End of year	4,912	20,762	5,953	18,545

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account Sub-Account	PVC MidCap Stock Account— Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$14,794	$20,857	$(205)	$(179)
Net realized gain (loss)	(26,700)	(69,962)	(3,893)	(29,258)
Net change in unrealized appreciation (depreciation) on investments	(27,433)	(116,475)	(26,585)	(45,144)
Net increase (decrease) in net assets resulting from operations	(39,339)	(165,580)	(30,683)	(74,581)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	426,404	1,308,623	73,737	151,077
Net contractowner transfers (to) from fixed account	666,175	809,955	137,557	233,363
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(4,190)	(939)	—	—
Net increase (decrease) in net assets resulting from contractowner transactions	1,088,389	2,117,639	211,294	384,440
Net increase (decrease) in net assets	1,049,050	1,952,059	180,611	309,859

NET ASSETS
Beginning of year	—	—	—	—
End of year	$1,049,050	$1,952,059	$180,611	$309,859

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	41,267	119,974	8,548	16,318
Credited (cancelled) for transfers and disbursements	41,326	46,634	5,671	12,700
End of year	82,593	166,608	14,219	29,018

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-29

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008	For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$5,992	$1,554	$(144)	$(81)
Net realized gain (loss)	8,886	1,058	(18,315)	(6,755)
Net change in unrealized appreciation (depreciation) on investments	(87,316)	(59,590)	(13,736)	(23,279)
Net increase (decrease) in net assets resulting from operations	(72,438)	(56,978)	(32,195)	(30,115)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	107,936	123,016	47,277	28,920
Net contractowner transfers (to) from fixed account	121,000	219,910	70,343	68,280
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)		—	—	—
Net increase (decrease) in net assets resulting from contractowner transactions	228,936	342,926	117,620	97,200
Net increase (decrease) in net assets	156,498	285,948	85,425	67,085

NET ASSETS
Beginning of year	—	—	—	—
End of year	$156,498	$285,948	$85,425	$67,085

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	8,544	17,649	1,719	1,396
Credited (cancelled) for transfers and disbursements	9,956	20,113	1,864	3,312
End of year	18,500	37,762	3,583	4,708

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

concluded

Wanger USA Sub-Account
For the period February 5, 2008 (commencement of operations) to December 31, 2008

FROM OPERATIONS
Net investment income (loss)	$(83)
Net realized gain (loss)	(1,522)
Net change in unrealized appreciation (depreciation) on investments	(14,106)
Net increase (decrease) in net assets resulting from operations	(15,711)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	—
Net contractowner transfers (to) from fixed account	58,747
Annuity payments	—
Withdrawals and death benefits (b)	—
Net increase (decrease) in net assets resulting from contractowner transactions	58,747
Net increase (decrease) in net assets	43,036

NET ASSETS
Beginning of year	—
End of year	$43,036

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—
Credited for premiums	—
Credited (cancelled) for transfers and disbursements	1,977
End of year	1,977

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-31

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

NOTE 1—significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of 3 different variable annuity contracts: the PA Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc., an indirect subsidiary of TIAA. The Original Contract currently offers 8 investment Sub-Account options, Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 47 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account.

On November 1, 2007, Intelligent VA was launched as an additional variable annuity contract funded through the Separate Account. Intelligent VA allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

The Sub-Accounts commenced operations as follows:

Commencement Date
Sub-Accounts	Intelligent Variable Annuity	Personal Annuity Select & Lifetime Variable Select
Growth Equity	2/05/2008	4/03/2000
Growth & Income	2/05/2008	4/03/2000
International Equity	2/05/2008	4/03/2000
Large Cap Value	2/05/2008	10/28/2002
Small Cap Equity	2/05/2008	10/28/2002
Stock Index	2/05/2008	1/04/1999
Social Choice	2/05/2008	4/03/2000
Real Estate	2/05/2008	10/28/2002
Bond*	2/05/2008	7/08/2003
Money Market*	2/05/2008	7/08/2003
Calamos Growth & Income Portfolio	2/05/2008	N/A
Credit Suisse Commodity Return Strategy Portfolio	2/05/2008	N/A
Credit Suisse Global Small Cap Portfolio	2/05/2008	N/A
Credit Suisse Small Cap Core I Portfolio	2/05/2008	N/A
Delaware VIP Diversified Income Series—Standard Class	2/05/2008	N/A
Delaware VIP International Value Equity Series—Standard Class	2/05/2008	N/A

Commencement Date
Sub-Accounts	Intelligent Variable Annuity	Personal Annuity Select & Lifetime Variable Select
Delaware VIP Small Cap Value Series—Standard Class	2/05/2008	N/A
Franklin Income Securities Fund—Class 1	2/05/2008	N/A
Franklin Small-Mid Cap Growth Securities Fund—Class 1	2/05/2008	N/A
Mutual Shares Securities Fund—Class 1	2/05/2008	N/A
Templeton Developing Markets Securities Fund—Class 1	2/05/2008	N/A
Janus Aspen Forty Portfolio—Institutional Shares	2/05/2008	N/A
Janus Aspen International Growth Portfolio—Institutional Shares	2/05/2008	N/A
Janus Aspen Mid Cap Value Portfolio—Institutional Shares	2/05/2008	N/A
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares	2/05/2008	N/A
Jennison 20/20 Focus Portfolio—Class II	2/05/2008	N/A
Natural Resources Portfolio—Class II	2/05/2008	N/A
Value Portfolio—Class II	2/05/2008	N/A
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	2/05/2008	N/A
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	2/05/2008	N/A
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	2/05/2008	N/A
MFS Growth Series—Initial Class	2/05/2008	N/A
MFS Global Equity Series—Initial Class	2/05/2008	N/A
MFS Investors Growth Stock Series—Initial Class	2/05/2008	N/A
MFS Utilities Series—Initial Class	2/05/2008	N/A
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	2/05/2008	N/A
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	2/05/2008	N/A
PIMCO VIT All Asset Portfolio—Institutional Class	2/05/2008	N/A
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	2/05/2008	N/A
PIMCO VIT Real Return Portfolio—Institutional Class	2/05/2008	N/A
PVC Equity Income Account	2/05/2008	N/A
PVC MidCap Stock Account—Class 1	2/05/2008	N/A
Royce Capital Fund Micro-Cap Portfolio—Investment Class	2/05/2008	N/A
Royce Capital Fund Small-Cap Portfolio—Investment Class	2/05/2008	N/A
Wanger International	2/05/2008	N/A
Wanger Select	2/05/2008	N/A
Wanger USA	2/05/2008	N/A

*	Bond & Money Market not held in Personal Annuity Select.

Net assets allocated to contracts in the payout period are computed according to the A2000 Mortality Table with 3 year setbacks. The assumed investment return is fixed at 4%. The mortality risk is fully borne by TIAA-CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA-CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

B-32	Statement of Additional Information ■ Single Premium Immediate Annuities

    continued

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Sub-Accounts enter into contracts that contain various indemnification provisions. No claims or losses related to such indemnity provisions have been made against the account since inception and management believes the risk of loss is remote. However, the Sub-Account’s maximum potential exposure under these arrangements is unknown.

The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Valuation of Investments: The market value of the investments in the Sub-Accounts is based on the net asset value of the Underlying Funds as of the close of business on the valuation date.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Account Standards No. 157, “Fair Value Measurement” (“SFAS 157”). SFAS 157 defines fair value, establishes a frame work for measuring fair value under U.S. generally accepted accounting principles (“GAAP”) and expands disclosure about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. SFAS 157 was adopted by the Sub-Accounts January 1, 2008.

Various inputs are used in determining the value of the Sub-Account’s investments. These inputs are summarized in the three broad levels below:

•	Level 1—quoted prices in active markets for identical securities (including underlying mutual funds which are traded daily at net asset value)

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Separate Account’s own assumptions in determining the fair value of investments)

All investments are considered Level 1 assets. These investments consist of mutual funds which trade daily in active markets at the net asset value as described earlier.

Accounting for Investments: Security transactions are accounted for as of trade date. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: The Separate Account is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

There are no unrecognized tax benefits in the accompanying Financial Statements.

NOTE 2—expense charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate

Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Sub-Accounts.

There are other daily, monthly and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses are as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Annual contract fees	$25	$—	$25
Optional guaranteed minimum death benefit charge	0.10%	None	None
Premium taxes	0.50% to 3.50%	1.00% to 3.50%	1.00% to 3.50%
Transfer fee	$—	$—	$25

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

NOTE 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2008 were as follows:

Sub-Accounts	Purchases	Sales
Growth Equity	$10,868,822	$11,875,751
Growth & Income	9,842,730	11,608,897
International Equity	17,763,949	33,590,955
Large-Cap Value	9,479,481	11,419,056
Small-Cap Equity	8,327,087	8,378,564
Stock Index	16,984,118	18,930,140
Social Choice Equity	2,892,090	2,992,790
Real Estate Securities	9,665,035	12,077,290
Bond	17,200,489	10,524,165
Money Market	73,622,277	61,217,764
Calamos Growth & Income Portfolio	728,712	73,903
Credit Suisse Commodity Return Strategy Portfolio	708,768	114,791
Credit Suisse Global Small Cap Portfolio	157,550	48,036
Credit Suisse Small Cap Core I Portfolio	231,664	101,807
Delaware VIP Diversified Income Series—Standard Class	1,333,390	98,919
Delaware VIP International Value Equity Series—Standard Class	260,624	14,235
Delaware VIP Small Cap Value Series—Standard Class	394,146	56,527
Franklin Income Securities Fund—Class 1	913,979	100,595
Franklin Small-Mid Cap Growth Securities Fund—Class I	259,416	57,778
Mutual Shares Securities Fund—Class I	627,967	89,278
Templeton Developing Markets Securities Fund—Class 1	294,833	96,724
Janus Aspen Forty Portfolio—Inst. Shares	830,563	196,761
Janus Aspen International Growth Portfolio—Inst. Shares	497,764	92,388

Single Premium Immediate Annuities ■ Statement of Additional Information	B-33

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Sub-Accounts	Purchases	Sales
Janus Aspen Mid Cap Value Portfolio—Inst. Shares	$795,933	$188,877
Janus Aspen INTECH Risk Managed Core Portfolio—Service Shares	32,467	17
Jennison 20/20 Focus Portfolio—Class II	491,935	152,962
Natural Resources Portfolio—Class II	503,564	122,627
Value Portfolio—Class II	434,951	67,432
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	23,595	2,970
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	647,089	134,789
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	61,610	18,036
MFS Growth Series—Initial Class	129,239	28,926
MFS Global Equity Series—Initial Class	464,556	78,754
MFS Investors Growth Stock Series—Initial Class	328,596	48,449
MFS Utilities Series—Initial Class	216,484	80,624
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	467,859	71,286
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	78,191	18,692
PIMCO VIT All Asset Portfolio—Inst. Class	277,674	60,358
PIMCO VIT Global Bond Portfolio (Unhedged)— Inst. Class	1,386,326	283,248
PIMCO VIT Real Return Portfolio—Inst. Class	2,987,407	846,123
PVC Equity Income Account	279,695	68,607
PVC MidCap Stock Account—Class 1	555,109	167,227
Royce Capital Fund Micro-Cap Portfolio— Investment Class	301,519	40,530
Royce Capital Fund Small-Cap Portfolio— Investment Class	442,497	74,449
Wanger International	192,156	74,678
Wanger Select	129,694	32,577
Wanger USA	91,671	33,013

B-34	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 4—condensed financial information

	Growth Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(41.05)%, (41.04)%		21.03%, 20.95%	(b)	4.98%, 5.03%	(b)	4.80%, 4.79%	(b)	5.75%		(41.06)% to (40.86)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$10.78 to $10.79		$18.30		$15.12, $15.13	(b)	$14.41		$13.75		$10.79 to $10.83
Net Assets, End of Year (000’s)	$22,431		$40,736		$27,524		$28,880		$28,072		$830
Accumulation Units Outstanding, End of Year (000’s)	2,016		2,163		1,774		1,961		1,999		77
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.87%	(f)	0.86%	(f)	0.76%, 0.87%	(b)(e)	0.65%, 0.76%	(b)(e)	0.89%, 1.58%	(b)(e)	1.72%	(d)(f)

	Growth & Income Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(35.19)%, (35.16)%		18.02%		16.15%, 16.16%	(b)	5.93%		9.28%		(35.19)% to (34.96)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$20.12 to $20.13		$31.05		$26.31		$22.65		$21.39		$20.12 to $20.20
Net Assets, End of Year (000’s)	$41,380		$68,193		$47,050		$40,908		$38,309		$1,133
Accumulation Units Outstanding, End of Year (000’s)	1,996		2,126		1,733		1,748		1,755		56
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.73%	(f)	1.63%	(f)	1.59%, 1.80%	(b)(e)	1.35%, 1.76%	(b)(e)	1.62%, 2.61%	(b)(e)	3.04%	(d)(f)

(a)	Does not include expenses of underlying TIAA-CREF Life Fund.
(b)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.
(c)	The percentages shown for this period are not annualized.
(d)	Annualized for periods less than one year.
(e)	Prior to 2007, Investment Income included capital gains distributions.
(f)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(g)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(h)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual total returns are not within the ranges presented.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-35

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	International Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(50.29)%, (50.28)%		18.60%		29.17%		14.32%		17.01%		(50.31)% to (50.14)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$15.88 to $15.89		$31.95		$26.94		$20.85		$18.24		$15.88 to $15.94
Net Assets, End of Year (000’s)	$47,861		$123,210		$81,513		$50,150		$33,028		$1,549
Accumulation Units Outstanding, End of Year (000’s)	2,958		3,797		2,991		2,374		1,789		98
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.04%	(f)	2.10%	(f)	1.78%, 1.96%	(b)(e)	1.81%, 2.70%	(b)(e)	2.17%, 3.88%	(b)(e)	0.11%	(d)(f)

	Large-Cap Value Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(41.07)%		0.31%, 0.30%	(b)	20.85%, 20.86%	(b)	4.31%		20.03%		(41.10)% to (40.89)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$29.63		$50.28		$50.12, $50.13	(b)	$41.47, $41.48	(b)	$39.76		$29.62 to $29.73
Net Assets, End of Year (000’s)	$22,646		$44,152		$40,627		$27,413		$21,913		$1,330
Accumulation Units Outstanding, End of Year (000’s)	744		852		800		651		539		45
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.57%	(f)	1.99%	(f)	9.24%, 9.62%	(b)(e)	8.18%, 8.96%	(b)(e)	19.92%, 31.84%	(b)(e)	3.00%	(d)(f)

B-36	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	Small-Cap Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(32.79)%, (32.78)%		(6.17%), (6.19%)	(b)	17.13%, 17.14%	(b)	3.94%, 3.96%	(b)	19.11%, 19.12%	(b)	(32.83)% to (32.60)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$33.53 to $33.54		$49.89		$53.17, $53.18	(b)	$45.39, $45.40	(b)	$43.67		$33.52 to $33.65
Net Assets, End of Year (000’s)	$18,452		$28,863		$33,131		$24,941		$22,708		$511
Accumulation Units Outstanding, End of Year (000’s)	541		564		613		540		512		16
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.49%	(f)	1.47%	(f)	9.56%, 10.68%	(b)(e)	14.65%, 14.01%	(b)(e)	17.94%, 30.45%	(b)(e)	2.52%	(d)(f)

	Stock Index Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(37.44)%, (37.47)%		4.53%		14.92%		5.41%		11.22%		(37.46)% to (37.24)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$23.11 to $23.12		$36.95		$35.35		$30.76		$29.18		$23.11 to $23.20
Net Assets, End of Year (000’s)	$107,551		$180,912		$169,169		$151,750		$142,727		$2,520
Accumulation Units Outstanding, End of Year (000’s)	4,508		4,736		4,658		4,810		4,784		109
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.84%	(f)	1.84%	(f)	2.66%, 2.89%	(b)(e)	1.69%, 2.07%	(b)(e)	1.86%, 3.67%	(b)(e)	5.97%	(d)(f)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-37

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Social Choice Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(36.45)%, (36.23)%		3.62%		13.95%		6.47%, 6.46%	(b)	11.71%		(36.47)% to (36.31)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$19.28 to $19.35		$30.34		$29.28		$25.70		$24.13		$19.27 to $19.32
Net Assets, End of Year (000’s)	$15,260		$24,856		$23,641		$21,960		$17,868		$290
Accumulation Units Outstanding, End of Year (000’s)	770		792		789		839		738		15
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.37%	(f)	1.82%	(f)	2.25%, 2.50%	(b)(e)	1.61%, 1.93%	(b)(e)	1.88%, 2.83%	(b)(e)	3.06%	(d)(f)

	Real Estate Securities Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(38.64)%, (38.60)%		(16.61%)		33.24%, 33.25%	(b)	6.56%, 6.55%	(b)	32.18%		(38.65)% to (38.43)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$33.17 to $33.20		$54.07		$64.84		$48.67, $48.66	(b)	$45.67		$33.17 to $33.29
Net Assets, End of Year (000’s)	$22,168		$41,454		$65,418		$41,431		$36,592		$713
Accumulation Units Outstanding, End of Year (000’s)	646		738		990		833		787		21
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	4.32%	(f)	2.89%	(f)	10.27%, 10.52%	(b)(e)	15.47%, 16.16%	(b)(e)	22.68%, 35.87%	(b)(e)	9.55%	(d)(f)

B-38	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	Bond Sub-Account
											For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	For the Years Ended
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	(0.21)%		4.97%		4.07%		1.89%		3.04%		(0.21)% to 0.14%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$28.87		$28.93		$27.56		$26.49		$25.99		$28.88 to $28.98
Net Assets, End of Year (000’s)	$28,003		$27,467		$16,339		$13,495		$6,806		$4,538
Accumulation Units Outstanding, End of Year (000’s)	970		949		593		510		262		157
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	4.91%	(f)	6.02%	(f)	5.03%	(e)	5.30%	(e)	6.08%	(e)	9.46%	(d)(f)

	Money Market Sub-Account
											For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	For the Years Ended
	2008		2007		2006		2005		2004

Total Return Lowest to Highest (h)	2.24%		4.62%		4.44%		2.63%		0.71%		2.25% to 2.60%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$11.58		$11.32		$10.82		$10.36		$10.09		$11.59 to $11.63
Net Assets, End of Year (000’s)	$85,614		$97,972		$52,699		$17,173		$6,371		$24,724
Accumulation Units Outstanding, End of Year (000’s)	7,395		8,651		4,872		1,658		631		2,128
Ratio of Expenses to Average Net Assets (a)(g)	0.60%		0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.84%	(f)	5.16%	(f)	5.03%	(e)	3.28%	(e)	1.40%	(e)	1.82%	(d)(f)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-39

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Calamos Growth & Income Portfolio Sub-Account		Credit Suisse Commodity Return Strategy Portfolio Sub-Account		Credit Suisse Global Small Cap Portfolio Sub-Account		Credit Suisse Small Cap Core I Portfolio Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(32.14)% to (31.91)%	(c)	(34.11)% to (33.88)%	(c)	(47.07)% to (46.89)%	(c)	(34.99)% to (34.76)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$10.57 to $10.61		$7.69 to $7.72		$7.45 to $7.48		$10.05 to $10.09
Net Assets, End of Year	$611,245		$377,249		$84,605		$97,932
Accumulation Units Outstanding, End of Year	57,728		48,910		11,332		9,708
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.34%	(d)(f)	1.03%	(d)(f)	1.22%	(d)(f)	0.02%	(d)(f)

	Delaware VIP Diversified Income Series— Standard Class Sub-Account		Delaware VIP International Value Equity Series— Standard Class Sub-Account		Delaware VIP Small Cap Value Series— Standard Class Sub-Account		Franklin Income Securities Fund— Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(5.11)% to (4.78)%	(c)	(42.77)% to (42.57)%	(c)	(30.30)% to (30.05)%	(c)	(29.83)% to (29.59)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$9.69 to $9.73		$8.41 to $8.44		$19.96 to $20.04		$12.37 to $12.41
Net Assets, End of Year	$1,180,649		$209,721		$286,984		$651,852
Accumulation Units Outstanding, End of Year	121,445		24,873		14,340		52,585
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(d)(f)	0.00%	(d)(f)	0.00%	(d)(f)	2.67%	(d)(f)

	Franklin Small-Mid Cap Growth Securities Fund— Class 1 Sub-Account		Mutual Shares Securities Fund— Class 1 Sub-Account		Templeton Developing Markets Securities Fund— Class 1 Sub-Account		Janus Aspen Forty Portfolio— Institutional Shares Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(42.69)% to (42.49)%	(c)	(37.31)% to (37.09)%	(c)	(52.90)% to (52.78)%	(c)	(44.49)% to (44.29)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$13.40 to $13.45		$12.80 to $12.84		$7.61 to $7.63		$22.89 to 22.98
Net Assets, End of Year	$137,246		$375,544		$137,271		$450,349
Accumulation Units Outstanding, End of Year	10,222		29,281		18,002		19,621
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.35% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(d)(f)	3.65%	(d)(f)	0.60%	(d)(f)	0.08%	(d)(f)

B-40	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	Janus Aspen International Growth Portfolio— Institutional Shares Sub-Account		Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account		Janus Aspen INTECH Risk-Managed Core Portfolio— Service Shares Sub-Account		Jennison 20/20 Focus Portfolio— Class II Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(52.40)% to (52.23)%	(c)	(28.20)% to (27.95)%	(c)	(36.56)% to (36.46)%	(c)	(39.76)% to (39.55)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$31.15 to $31.27		$12.16 to $12.21		$8.45 to $8.47		$10.48 to $10.54
Net Assets, End of Year	$241,770		$482,984		$27,180		$240,065
Accumulation Units Outstanding, End of Year	7,743		39,617		3,209		22,851
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.35% to 0.50%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	(0.03)%	(d)(f)	1.67%	(d)(f)	0.76%	(d)(f)	0.00%	(d)(f)

	Natural Resources Portfolio— Class II Sub-Account		Value Portfolio— Class II Sub-Account		Legg Mason Partners Variable Aggressive Growth Portfolio— Class I Sub-Account		Legg Mason Partners Variable Global High Yield Bond Portfolio— Class I Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(53.47)% to (53.30)%	(c)	(42.90)% to (42.70)%	(c)	(40.70)%	(c)	(31.24)% to (30.99)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$31.29 to $31.46		$15.41 to $15.47		$9.72		$6.74 to $6.77
Net Assets, End of Year	$251,277		$342,509		$16,671		$386,959
Accumulation Units Outstanding, End of Year	8,013		22,154		1,714		57,271
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.50%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.03%	(d)(f)	0.00%	(d)(f)	0.00%	(d)(f)	10.94%	(d)(f)

	Legg Mason Partners Variable Small Cap Growth Portfolio— Class I Sub-Account		MFS Growth Series— Initial Class Sub-Account		MFS Global Equity Series— Initial Class Sub-Account		MFS Investors Growth Stock Series— Initial Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(37.64)% to (37.48)%	(c)	(37.79)% to (37.63)%	(c)	(34.17)% to (33.94)%	(c)	(37.25)% to (37.03)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$9.43 to $9.45		$15.55 to $15.59		$10.18 to $10.22		$7.41 to $7.44
Net Assets, End of Year	$27,180		$66,024		$339,739		$198,257
Accumulation Units Outstanding, End of Year	2,876		4,234		33,282		26,694
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.35% to 0.60%	(d)	0.35% to 0.60%	(d)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(d)(f)	0.00%	(d)(f)	0.00%	(d)(f)	0.00%	(d)(f)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-41

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	MFS Utilities Series— Initial Class Sub-Account		Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account		Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account		PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(37.98)% to (37.82)%	(c)	(52.68)% to (52.51)%	(c)	(46.14)% to (46.01)%	(c)	(16.21)% to (16.00)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$21.38 to $21.43		$9.82 to $9.86		$8.74 to $8.76		$10.22 to $10.25
Net Assets, End of Year	$105,094		$204,548		$52,142		$189,903
Accumulation Units Outstanding, End of Year	4,912		20,762		5,953		18,545
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.50%	(d)	0.25% to 0.50%	(d)	0.35% to 0.50%	(d)	0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(d)(f)	0.82%	(d)(f)	0.51%	(d)(f)	7.84%	(d)(f)

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account		PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account Sub-Account		PVC MidCap Stock Account— Class 1 Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(1.28)% to (0.94)%	(c)	(7.47)% to (7.15)%	(c)	(34.34)% to (34.17)%	(c)	(29.99)% to (29.75)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$12.67 to $12.72		$11.69 to $11.74		$12.68 to $12.71		$10.65 to $10.69
Net Assets, End of Year	$1,049,050		$1,952,059		$180,611		$309,859
Accumulation Units Outstanding, End of Year	82,593		166,608		14,219		29,018
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.35% to 0.60%	(d)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.31%	(d)(f)	2.18%	(d)(f)	0.00%	(d)(f)	0.12%	(d)(f)

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account		Wanger International Sub-Account		Wanger Select Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(43.61)% to (43.41)%	(c)	(27.62)% to (27.36)%	(c)	(45.93)% to (45.79)%	(c)	(49.39)% to (49.25)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$8.44 to $8.47		$7.55 to $7.58		$23.80 to $23.87		$14.21 to $14.25
Net Assets, End of Year	$156,498		$285,948		$85,425		$67,085
Accumulation Units Outstanding, End of Year	18,500		37,762		3,583		4,708
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)	0.25% to 0.60%	(d)	0.35% to 0.60%	(d)	0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	4.97%	(d)(f)	1.31%	(d)(f)	0.00%	(d)(f)	0.00%	(d)(f)

B-42	Statement of Additional Information ■ Single Premium Immediate Annuities

concluded

	Wanger USA Sub-Account
	For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	(40.05)% to (39.84)%	(c)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$21.73 to $21.81
Net Assets, End of Year	$43,036
Accumulation Units Outstanding, End of Year	1,977
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(d)(f)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-43

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY December 31, 2008

B-45	Report of Independent Auditors
B-46	Statutory—Basis Financial Statements:
B-46	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-47	Statements of Operations
B-47	Statements of Changes in Capital and Surplus
B-48	Statements of Cash Flows
B-49	Notes to Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

B-65	Report of Management Responsibility
B-66	Report of Independent Auditors
Statutory–Basis Financial Statements:
B-67	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-68	Statements of Operations
B-68	Statements of Changes in Capital and Contingency Reserves
B-69	Statements of Cash Flow
B-70	Notes to Statutory–Basis Financial Statements

B-44	Statement of Additional Information ■ Single Premium Immediate Annuities

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on January 1, 2008, the Company adopted Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 - Loan-backed and Structured Securities.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 2, 2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-45

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL

AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	December 31,
(In thousands)	2008	2007

ADMITTED ASSETS
Bonds	$2,130,765	$2,164,565
Preferred stocks	43,899	62,836
Mortgages	80,822	87,120
Other long term investments	2,170	1,863
Cash, cash equivalents and short-term investments	104,993	61,566
Investment income due and accrued	28,000	28,225
Separate account assets	513,568	695,507
Federal income tax recoverable from TIAA	206	755
Net deferred federal income tax asset	2,196	2,506
Other assets	10,966	10,407
Total admitted assets	$2,917,585	$3,115,350

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,125,092	$2,043,643
Asset valuation reserve	908	10,326
Interest maintenance reserve	2,161	1,229
Separate account liabilities	493,427	694,131
Other liabilities	15,666	33,891
Total liabilities	2,637,254	2,783,220

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	287,500
Surplus (Deficit)	(9,669)	42,130
Total capital and surplus	280,331	332,130
Total liabilities, capital and surplus	$2,917,585	$3,115,350

B-46	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(In thousands)	2008	2007	2006

REVENUES
Insurance and annuity premiums and other considerations	$169,340	$171,025	$138,588
Net investment income	123,083	128,431	141,208
Total revenues	$292,423	$299,456	$279,796

EXPENSES
Policy and contract benefits	$155,949	$227,863	$391,443
Increase / (decrease) in policy and contract reserves	36,718	(121,111)	(276,425)
Operating expenses	40,429	43,988	49,299
Transfers to separate accounts, net	20,880	97,470	66,209
Other, net	22,878	26,649	24,934
Total expenses	$276,854	$274,859	$255,460

Income before federal income tax and net realized capital losses	15,569	24,597	24,336
Federal income tax expense	4,005	6,173	6,246
Net realized capital losses less capital gains taxes, after transfers to interest maintenance reserve	(73,040)	(8,326)	(811)
Net (loss) income	$(61,476)	$10,098	$17,279

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

(In thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2005	$2,500	$287,500	$34,430	$324,430
Net income	—	—	17,279	17,279
Net unrealized capital losses on investments	—	—	(299)	(299)
Change in the asset valuation reserve	—	—	(1,205)	(1,205)
Change in value of seed money in separate account	—	—	228	228
Change in net deferred income tax	—	—	(139)	(139)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	259	259
Balance, December 31, 2006	$2,500	$287,500	$50,553	$340,553

Net income	—	—	10,098	10,098
Net unrealized capital losses on investments	—	—	(566)	(566)
Change in asset valuation reserve	—	—	5,453	5,453
Change in value of seed money in separate account	—	—	14	14
Change in net deferred income tax	—	—	1,692	1,692
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(1,215)	(1,215)
Deferred premium asset limitation	—	—	(23,899)	(23,899)
Balance, December 31, 2007	$2,500	$287,500	$42,130	$332,130

Net loss	—	—	(61,476)	(61,476)
Net unrealized capital gains on investments	—	—	759	759
Change in asset valuation reserve	—	—	9,418	9,418
Change in value of seed money in separate account	—	—	(3)	(3)
Change in net deferred income tax	—	—	24,289	24,289
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(24,599)	(24,599)
Deferred premium asset limitation	—	—	(540)	(540)
Other	—	—	(152)	(152)
Prior year income adjustment			505	505
Balance, December 31, 2008	$2,500	$287,500	$(9,669)	$280,331

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-47

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(In thousands)	2008	2007	2006

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$167,633	$168,219	$133,899
Miscellaneous income	11,086	10,447	9,632
Net investment income	159,979	175,187	198,618
Total Receipts	338,698	353,853	342,149
Policy and contract benefits	155,756	227,960	388,870
Operating expenses	43,853	50,352	59,480
Federal income tax expense	3,457	3,062	8,357
Net transfers to Separate Accounts	38,763	98,701	58,926
Total Disbursements	241,829	380,075	515,633
Net cash from operations	96,869	(26,222)	(173,484)

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	692,794	657,595	667,523
Stocks	3,853	17,166	7,515
Mortgages	9,511	19,419	67,372
Miscellaneous proceeds	75	30	(2)
Cost of investments acquired:
Bonds	752,219	553,737	375,728
Stocks	2,800	46,656	3,346
Mortgages	—	—	40,614
Miscellaneous applications	3,093	1,779	—
Net increase in contract loans and premium notes	276	311	368
Net cash from investments	(52,155)	91,727	322,352

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	13,995	(104,539)	(69,975)
Other cash (applied) provided	(15,282)	(12,578)	33,246
Net cash from financing and other	(1,287)	(117,117)	(36,729)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	43,427	(51,612)	112,139
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	61,566	113,178	1,039

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$104,993	$61,566	$113,178

B-48	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2008

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2008, the Company was licensed in 51 jurisdictions.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The Company’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserves arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables. The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. The deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy.

In thousands	2008	2007	2006
Net (Loss) Income, New York SAP	$(61,476)	$10,098	$17,279
Difference in Reserves for:
Term Conversions	80	105	175
Deferred and Payout Annuities issued after 2000	(2)	(2)	8
Net (Loss) Income, NAIC SAP	$(61,398)	$10,201	$17,462
Capital and Surplus, New York SAP	$280,331	$332,130	$340,553
Deferred Premium Asset Limitation	24,440	23,899	—
Difference in Reserves for:
Term Conversions	944	864	759
Deferred and Payout Annuities issued after 2000	4	6	8
Capital and Surplus, NAIC SAP	$305,719	$356,899	$341,320

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investments sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

Single Premium Immediate Annuities ■ Statement of Additional Information	B-49

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income taxes;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

Application of Accounting Pronouncements: For reporting periods beginning on or after January 1, 2009, SSAP 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement shall be accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods are required, similar to a change in accounting estimate. The Company elected to early adopt SSAP 98 which resulted in an additional $12,378 thousand of realized losses being recognized at December 31, 2008.

For reporting periods ending on or after December 31, 2007, SSAP No. 97, Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP 97 clarified the bases that a company could use to value its equity investment in its investment subsidiaries. SSAP 97 did not have an impact on the Company’s statutory financial statements.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date. SSAP 96 did not have an impact on the Company’s statutory financial statements.

For reporting periods beginning after January 1, 2007, SSAP No. 95, Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28—Nonmonetary Transactions, was implemented. This statement established statutory accounting principles for nonmonetary transactions and requires that exchanges of nonmonetary assets shall generally be based on the fair value of the assets (or services) involved. The cost of a nonmonetary asset acquired in exchange for another nonmonetary asset is the fair value of the asset surren-

dered to obtain it, and a gain or loss should be recognized on the exchange. SSAP 95 did not have a significant impact on the Company’s statutory financial statements.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase, are stated at amortized cost.

Bonds: Bonds not backed by loans and not impaired are stated at amortized cost using the interest method. Bonds not backed by loans that are held for sale and NAIC designations 6 and 6Z are valued at the lower of amortized cost or fair value. For other than temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default, are stated at amortized cost. The retrospective approach is used to determine the carrying amount of loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. The prospective approach is used to determine the carrying amount of interest only securities, securities for which an other than temporary impairment has been recognized, or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of the acquisition. Loan-backed securities and structured securities held for sale are stated at the lower of amortized cost or fair value. Loan-backed securities and structured securities in default are valued at the lower of amortized cost or fair value. Prepayment assumptions for loaned-backed securities and structured securities are obtained from external data services or internal estimates.

B-50	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Common Stock: Unaffiliated common stocks are stated at market value.

Preferred Stock: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6 which are stated at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Seed money investments in the separate account, which are included in Separate Account Assets in the accompanying balance sheets, are stated at fair value.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counter party credit quality. The Company uses derivative instruments for hedging, and income generation purposes. Derivatives used by the Company include foreign currency swaps and interest rate swaps. See Note 10.

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued may be designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and can-

not be included in the life insurance company’s balance sheets filed with the Department. The Company had no investment-related non-admitted assets at December 31, 2008 or 2007. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as deferred federal income tax (“DFIT”) assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $34,909 thousand and $10,310 thousand at December 31, 2008 and 2007, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 4.00% to 6.75% and averaging approximately 4.53%), mortality and other risks insured. Such reserves are designed to be sufficient for all contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holders.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as a change in surplus on the Statements of Changes in Capital and Surplus. No voluntary contributions were made in either 2008 or 2007.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Capitalization Policy: The capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase cost of similar items.

Premiums Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-51

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Note 3—long term bonds and preferred stocks

The amortized cost and estimated fair values, and the unrealized gains and losses of long-term bonds and preferred stocks at December 31, 2008 and 2007, are shown below (in thousands):

	Gross Unrealized
	Cost*	Gains	Losses	Estimated Fair Value
December 31, 2008
U.S. Government	$12,443	$3,714	$—	$16,157
All Other Governments	—	—	—	—
States, Territories & Possessions	17,742	57	(760)	17,039
Special Revenue & Special Assessment,
Non-guaranteed Agencies & Government	196,832	5,737	(812)	201,757
Public Utilities	344,491	5,516	(12,503)	337,504
Industrial & Miscellaneous	1,559,353	15,339	(187,576)	1,387,116
Total Bonds	2,130,861	30,363	(201,651)	1,959,573

Preferred Stocks	43,899	—	(13,633)	30,266
Total Bonds and Preferred Stocks	$2,174,760	$30,363	$(215,284)	$1,989,839

December 31, 2007
U.S. Government	$12,530	$1,957	$—	$14,487
All Other Governments	4,995	—	(20)	4,975
Special Revenue & Special Assessment,
Non-guaranteed Agencies & Government	189,336	2,140	(781)	190,695
Public Utilities	162,790	805	(1,688)	161,907
Industrial & Miscellaneous	1,795,362	15,743	(36,480)	1,774,625
Total Bonds	2,165,013	20,645	(38,969)	2,146,689

Preferred Stocks	63,186	665	(2,727)	61,124
Total Bonds and Preferred Stocks	$2,228,199	$21,310	$(41,696)	$2,207,813

*	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

IMPAIRMENT REVIEW PROCESS

All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS AND PREFERRED STOCKS

The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2008 and 2007 are shown in the table below (in thousands):

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Less than twelve months:
Bonds	$934,458	$(73,565)	$860,893
Preferred Stocks	20,101	(5,310)	14,791
Total less than twelve months	954,559	(78,875)	875,684
Twelve months or more:
Bonds	518,356	(128,086)	390,270
Preferred Stocks	23,798	(8,323)	15,475
Total twelve months or more	542,154	(136,409)	405,745
Total—All bonds and preferred stocks	$1,496,713	$(215,284)	$1,281,429

December 31, 2007
Less than twelve months:
Bonds	$477,441	$(20,509)	$456,932
Preferred Stocks	29,905	(1,753)	28,152
Total less than twelve months	507,346	(22,262)	485,084
Twelve months or more:
Bonds	728,723	(18,460)	710,263
Preferred Stocks	10,017	(974)	9,043
Total twelve months or more	738,740	(19,434)	719,306
Total—All bonds and preferred stocks	$1,246,086	$(41,696)	$1,204,390

*	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in finance (26%), commercial mortgage-backed securities (14%), asset-backed securities (9%), oil & gas (9%), public utilities (8%), manufacturing (7%), mining (7%), real estate investment trusts (7%), communication (5%), transportation (4%) and other securities (4%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 12 bonds and 2 preferred stocks where the gross unrealized loss was greater than $1 million at December 31, 2008. These 14 investments represented 35% or $27.3 million in the aggregate of the total unrealized loss of $78.9 million.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (46%), asset-backed securities (19%), finance (13%),

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continued

manufacturing (5%), public utilities (5%), transportation (3%), oil & gas (3%), mining (2%), services (2%) and other securities (2%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 26 bonds and 3 preferred stocks where the gross unrealized loss was greater than $1 million at December 31, 2008. These 29 investments represented 69% or $94.5 million in the aggregate of the total unrealized loss of $136.4 million.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in finance (37%), commercial mortgage-backed securities (33%), asset-backed securities (10%), manufacturing (5%), mortgage-backed securities (4%), transportation (4%), public utilities (2%), oil & gas (2%) and other securities (3%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 3 bonds where the gross unrealized loss was greater than $1 million at December 31, 2007. These investments represented 18% or $3.9 million in the aggregate of the total unrealized loss of $22.3 million.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (24%), finance (24%), mortgage- backed securities (13%), asset-backed securities (12%), public utilities (8%), manufacturing (5%), oil & gas (4%), services (3%), communication (2%), mining (2%), transportation (2%) and other securities (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 2 bonds where the gross unrealized loss was greater than $1 million at December 31, 2007. These investments represented 12% or $2.4 million in the aggregate of the total unrealized loss of $19.4 million.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields caused principally by an extensive widening of credit spreads at December 31, 2008 resulting from diminished market liquidity as opposed to a long-term deterioration in credit quality. The Company currently intends and has the ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other-than temporarily impaired.

SCHEDULED MATURITIES OF BONDS

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2008, by contractual maturity, are shown below (in thousands):

	Carrying Value	Estimated Fair Value
Due in one year or less	$272,201	$270,214
Due after one year through five years	840,705	804,091
Due after five years through ten years	210,211	200,794
Due after ten years	259,852	238,084
Subtotal	1,582,969	1,513,183
Residential mortgage-backed securities	215,016	220,166
Commercial mortgage-backed securities	152,839	79,205
Asset-backed securities	179,941	147,019
Total	$2,130,765	$1,959,573

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are NAIC 6 and 6Z long-term bond investments totaling approximately $24,259 thousand of which $4,813 thousand are categorized as one year or less, $12,331 thousand are categorized as due after one year through five years, $4,363 thousand are categorized as due after ten years and $1,751 thousand are categorized as residential mortgage-backed securities and $1,001 thousand are categorized as asset-backed securities.

Included in the preceding table under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $45,483 thousand. Ninety-eight percent (98%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

BOND CREDIT QUALITY AND DIVERSIFICATION

At December 31, 2008 and 2007, approximately 98.0% and 97.5%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2008	2007
Public utilities	16.9%	12.7%
Finance and financial services	16.4	22.1
Manufacturing	11.9	11.2
Residential mortgage-backed securities	10.1	11.2
Asset-backed securities	8.5	6.2
Oil and gas	7.6	5.6
Commercial mortgage-backed securities	7.2	9.0
Communication	6.0	7.6
Services	4.3	3.7
Transportation	2.9	2.7
Retail and wholesale trade	2.5	3.4
REIT	1.9	1.4
Mining	1.9	0.8
US, Canada, Other Government	1.4	1.7
Revenue and Special Obligation	0.5	0.7
Total	100.0%	100.0%

The Company acquired bonds and stocks through exchanges aggregating $24,463 thousand and $ 0 during the year ended December 31, 2008 and 2007, respectively. When exchanging securities, the Company generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

For the years ended December 31, 2008 and 2007, the carrying amount of bonds and stocks denominated in foreign currency was $ 0 and $9,395 thousand, respectively.

Debt securities amounting to approximately $8,674 thousand and $8,754 thousand at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company uses a third party proprietary system in determining the market value of its loan-backed and structured securities.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-53

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

In 2008, in accordance with SSAP 43, the Company changed from the retrospective to the prospective method due to negative yields and early adopted SSAP 98 in the fourth quarter on securities totaling $2,517 thousand carrying value. The change resulted in an additional $12,378 thousand of realized losses being recognized at December 31, 2008.

The Company does not have any restricted preferred stock.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The Company did not originate conventional loans or acquire mezzanine loans during 2008.

MORTGAGE IMPAIRMENT REVIEW PROCESS

The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2008, and 2007 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in thousands):

	2008	2007	2006
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	—	—	—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	—	4,964	16,560
Related write-downs for other-than-temporary impairments	—	(3,000)	(326)
Average investments in impaired mortgages	2,037	11,912	1,380
Interest income recognized on impaired mortgages during the period	170	596	762
Interest income recognized on a cash basis during the period	197	649	783

MORTGAGE DIVERSIFICATION

At December 31, 2008 and 2007, the carrying values of mortgage investments were diversified by property type and geographic region, as follows:

	2008	2007
Property Type
Shopping centers	47.3%	44.5%
Office building	45.9	49.1
Apartments	6.8	6.4
Total	100.0%	100.0%

	2008	2007
Geographic Region
South Atlantic	33.6%	32.0%
North Central	25.5	23.7
Pacific	22.8	21.5
Mountain	11.3	10.7
South Central	6.8	6.4
Middle Atlantic	—	5.7
Total	100.0%	100.0%

At December 31, 2008, 25.5% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 23.2% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region. At December 31, 2007, 23.7% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 21.9% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region.

SCHEDULED MORTGAGE MATURITIES

At December 31, 2008, the contractual maturity schedule of mortgages is shown below (in thousands):

Carrying Value
Due in one year or less	$19,073
Due after one year through five years	55,341
Due after five years through ten years	2,727
Due after ten years	3,681
Total	$80,822

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgages with restructured or modified terms at December 31, 2008 and 2007. For the years ended December 31, 2008, 2007 and 2006 the investment income earned on such mortgages was $ 0. When restructuring mortgages, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more that 180 days past due at December 31, 2008 or 2007.

During 2008, the Company did not reduce the interest rate of outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2008 and 2007.

The Company has no mortgages denominated in foreign currency for the years ended December 31, 2008 and 2007.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any

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continued

material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, the Agency carrying values of $1,077 thousand and $1,046 thousand for December 31, 2008 and 2007, respectively, are reported as other invested assets. The carrying value of Agency was not impaired for the years ended December 31, 2008 or 2007. During 2008 and 2007, there was no net amount due from insurance subsidiaries and affiliates.

Note 6—other long-term investments

The Company’s carrying value of other long-term investments, which are primarily the interest in Agency, contract loans, derivatives, and investments in process, at December 31, 2008 and 2007 was $2,170 thousand, and $1,863 thousand, respectively.

Note 7—commitments

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgages and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. At December 31, 2008, the Company had no outstanding commitments to fund future investments.

Note 8—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2008	2007	2006
Bonds	$115,087	$118,576	$131,774
Stocks	4,128	3,015	1,191
Mortgages	3,765	5,420	7,345
Cash, cash equivalents and short-term investments	1,893	4,768	2,532
Other long-term investments	(95)	(207)	397
Total gross investment income	124,778	131,572	143,239
Less investment expenses	(3,011)	(2,985)	(3,240)
Net investment income before amortization of net IMR gains (losses)	121,767	128,587	139,999
Amortization of net IMR gains (losses)	1,316	(156)	1,209
Net investment income	$123,083	$128,431	$141,208

Due and accrued income is excluded from surplus on the following basis: 1) Bonds—income due and accrued on bonds NAIC designation 6 and 6Z or that is over 90 days past due, 2) Mortgages—income due and accrued with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. Total due and accrued income excluded from net income was $2 thousand during 2008 and $ 0 for the years ended December 31, 2007 and 2006.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in thousands):

	2008	2007	2006
Bonds	$(52,575)	$(6,211)	$(2,531)
Stocks	(18,417)	(746)	—
Mortgages	3,217	(2,938)	(326)
Derivative instruments	(3,093)	(1,779)	—
Cash, cash equivalent and short-term investments	76	29	(2)
Total before capital gains taxes and transfers to the IMR	(70,792)	(11,645)	(2,859)
Transfers to the IMR	(2,248)	3,319	1,986
Capital gains tax	—	—	62
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(73,040)	$(8,326)	$(811)

Reflected in the table above as realized capital losses are write-downs of bonds resulting from impairments that are considered to be other-than-temporary that were $48,451 thousand, $7,643 thousand and $1,324 thousand at December 31, 2008, 2007 and 2006, respectively. Write-downs of preferred stocks resulting from impairments that are considered to be other-than-temporary were $15,778 thousand, $650 thousand and $0 at December 31, 2008, 2007 and 2006, respectively. Write-downs of mortgages resulting from impairments that are considered to be other-than-temporary were $0, $3,000 thousand and $326 thousand at December 31, 2008, 2007 and 2006, respectively.

Proceeds from sales of long-term bond investments during 2008, 2007 and 2006 were $55,617 thousand, $42,587 thousand and $146,587 thousand, respectively. Gross gains of $1,775 thousand, $130 thousand and $2,534 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $12,568 thousand, $597 thousand and $3,809 thousand were realized on these sales during 2008, 2007 and 2006, respectively.

Unrealized Capital Gains and Losses: For 2008, 2007 and 2006, the net change of unrealized capital gains/(losses) in investments, resulting in a net increase/(decrease) in valuation of investments was approximately $759 thousand, $(566) thousand and $(299) thousand, respectively.

Note 9—disclosures about fair value of financial instruments

FAIR VALUE MEASUREMENTS

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party vendor or internally calculated. These

Single Premium Immediate Annuities ■ Statement of Additional Information	B-55

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

•

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in thousands):

	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$—	$—	$—	$—
Stocks	—	—	—	—
Sub-total bonds and stocks	—	—	—	—
Derivatives	—	—	—	—
Separate accounts	483,059	29,015	—	512,074
Total assets at fair value	483,059	29,015	—	512,074

Liabilities at fair value:
Derivatives	—	(56)	—	(56)
Total liabilities at fair value	$—	$(56)	$—	$(56)

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis as of December 31, 2008 (in thousands):

	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$25,076	$3,042	$(30,131)
Preferred Stock	310	3,979	—	(15,256)
Sub-total	$310	$29,055	$3,042	$(45,387)

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 financial assets

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 financial assets

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Separate account assets carried on a recurring basis in Level 2 consist principally of corporate bonds. Preferred stocks in Level 2 are those carried on a lower of cost or market basis where daily trade prices are not available for identical securities.

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Derivatives. Amounts classified in Level 2 represent over-the-counter instruments such as swap contracts that do not qualify for hedge accounting. Fair values for these instruments are determined internally using market observable inputs including forward currency and interest rate curves and widely published market observable indices. Credit risk related to the counterparty is considered when estimating the fair values of these derivatives.

Level 3 financial assets

A bond classified as Level 3 on a non-recurring basis consists of a floating rate corporate bond which was priced manually using unobservable inputs.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2008 and 2007 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

In thousands	Carrying Value	Estimated Fair Value

December 31, 2008
Assets
Bonds	$2,130,765	$1,959,573
Preferred Stocks	43,899	30,266
Mortgages	80,822	75,248
Cash, cash equivalents and short-term investments	104,993	104,993
Contract loans	1,093	1,093
Separate account assets	513,568	513,568
Liabilities
Liability for deposit-type contracts	887,434	887,434
Derivative financial instruments	56	56
Separate account liabilities	493,427	493,427

December 31, 2007
Assets
Bonds	$2,164,565	$2,146,689
Preferred Stocks	62,836	61,124
Mortgages	87,120	87,517
Cash, cash equivalents and short-term investments	61,566	61,566
Contract loans	818	818
Separate account assets	695,507	695,507
Liabilities
Liability for deposit-type contracts	808,995	808,995
Derivative financial instruments	3,422	3,422
Separate account liabilities	694,131	694,131

Valuation techniques or pricing sources for each instrument type are as follows:

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying value and estimated fair value of publicly traded and privately placed bonds at December 31 were as follows (in thousands):

	2008		2007
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$1,726,164	$1,604,187	$1,691,897	$1,676,411
Privately placed bonds	404,601	355,386	472,668	470,278
Total bonds	$2,130,765	$1,959,573	$2,164,565	$2,146,689

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Cash, Cash Equivalents, Short-Term Investments and Contract Loans: The carrying values were considered reasonable estimates of fair value.

Insurance and Annuity Contracts: The Company’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

Derivative Financial Instruments: The fair value of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair value of foreign currency swap and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by the Company’s counter-parties.

Separate Accounts: Separate account assets are carried at market value.

Note 10—derivative financial instruments

The Company uses derivative instruments for hedging and income generation. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counter party credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. The Company’s counter party credit risk is

Single Premium Immediate Annuities ■ Statement of Additional Information	B-57

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

limited to the net positive fair value of its derivative positions for each individual counter party, unless otherwise described below.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter party risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance. Net realized losses on foreign currency swap positions for the year ended December 31, 2008 were $3.1 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These con-

tracts are designated as cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter party risk. The Company also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter party at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are reflected in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. During 2008, there were no realized gains or losses on interest rate swaps.

		2008			2007
		(in thousands)
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	$—	$—	$—	$—	$—	$—
	Liabilities	—	—	—	6,047	(3,332)	(3,332)
	Subtotal	—	—	—	6,047	(3,332)	(3,332)
Interest rate swap contracts	Assets	—	—	—	—	—	—
	Liabilities	4,000	(56)	(56)	4,000	(90)	(90)
	Subtotal	4,000	(56)	(56)	4,000	(90)	(90)
Total Derivatives	Assets	—	—	—	—	—	—
	Liabilities	4,000	(56)	(56)	10,047	(3,422)	(3,422)
	Total	$4,000	$(56)	$(56)	$10,047	$(3,422)	$(3,422)

Note 11—separate accounts

The Company’s Separate Account VA-1 (“VA-1”) was established as a separate account of the Company on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select, Intelligent Variable Annuity, Lifetime Variable Select, Individual Flexible Premium Variable Annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds.

Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are carried at market value.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

The Company provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of the separate accounts, and the obligations under the contracts are obligations of the Company, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to the Company’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other than the Company’s separate account or other business activity the Company may undertake.

The Company’s Separate Account Investment Horizon Annuity (“IHA”) was established on July 23, 2008, as an individual flexible premium modified guaranteed annuity contract. The Company owns all of the assets related to the separate account and all of the investment performance. The assets of this account are carried at market value.

B-58	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in thousands):

	December 31, 2008
	*Non-indexed less than or equal to 4%	**Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$10,250	$680	$103,615	$114,545
Reserves at 12/31/08 for accounts with assets at:
Market value	10,172	696	483,286	494,154
Amortized cost	—	—	—	—
Total Reserves	$10,172	$696	$483,286	$494,154

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$2,820	$696	$—	$3,516
At BV without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	—	—	483,286	483,286
At BV without MV adjustment and with current surrender charge less than 5%	7,352	—	—	7,352
Subtotal	10,172	696	483,286	494,154
Not subject to discretionary withdrawal	—	—	—	—
Total Reserves	$10,172	$696	$483,286	$494,154

*	Includes annuities whose credited rate will be at or below 4% during 2009.
**	Includes annuities whose credited rate will be above 4% throughout 2009.

	December 31, 2007
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$—	$—	$131,071	$131,071
Reserves at 12/31/07 for accounts with assets at:
Market value	—	—	694,225	694,225
Amortized cost	—	—	—	—
Total Reserves	$—	$—	$694,225	$694,225

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$—	$—	$—	$—
At BV without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	—	—	694,225	694,225
At BV without MV adjustment and with current surrender charge less than 5%	—	—	—	—
Subtotal	—	—	694,225	694,225
Not subject to discretionary withdrawal	—	—	—	—
Total Reserves	$—	$—	$694,225	$694,225

	December 31, 2006
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$—	$—	$144,088	$144,088
Reserves at 12/31/06 for accounts with assets at:
Market value	—	—	562,814	562,814
Amortized cost	—	—	—	—
Total Reserves	$—	$—	$562,814	$562,814

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$—	$—	$—	$—
At BV without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	—	—	562,814	562,814
At BV without MV adjustment and with current surrender charge less than 5%	—	—	—	—
Subtotal	—	—	562,814	562,814
Not subject to discretionary withdrawal	—	—	—	—
Total Reserves	$—	$—	$562,814	$562,814

Single Premium Immediate Annuities ■ Statement of Additional Information	B-59

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2008	2007	2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$297,395	$321,631	$233,215
Transfers from Separate Accounts	(276,707)	(223,816)	(167,646)
Net transfers to or (from) Separate Accounts	20,688	97,815	65,569

Reconciling Adjustments:
Fund transfer exchange gain/(loss)	192	(345)	640
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$20,880	$97,470	$66,209

Note 12—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a quarterly basis for certain investment management services, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $290 million.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 3 basis points on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million which were repaid by December 31, 2008. As of December 31, 2008 outstanding principal plus accrued interest was $0.

The Company subcontracts administrative services for VA-1 and VLI-1 to TIAA pursuant to an Amended and Restated Service Agreement. Teachers Personal Investor Services, a subsidiary of TIAA-CREF Enterprises, Inc. (“Enterprises”) and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for VA-1, VLI-1 and IHA.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 13—federal income taxes

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts due from TIAA for federal income taxes were $206 thousand and $755 thousand at December 31, 2008 and 2007, respectively. The affiliates that file a consolidated federal income tax return with TIAA-CREF Life and its parent are as follows:

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc

Liberty Place Retail, Inc.

MOA Enterprises, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties II, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Service, Inc.

T-Investment Properties Inc.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

MOA Investors I, Inc.

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

TIAA Park Evanston, Inc.

Port Northwest IV Corporation

The components of TIAA-CREF Life’s net deferred tax asset are as follows (in thousands):

	2008	2007	Change
Gross deferred tax assets	$37,105	$12,816	$24,289
Gross deferred tax liabilities	—	—	—
Net deferred tax asset	37,105	12,816	24,289
Deferred tax assets, non-admitted	(34,909)	(10,310)	(24,599)
Net deferred tax asset, admitted	$2,196	$2,506	$(310)

B-60	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows (in thousands):

	2008	2007
Deferred tax assets:
Investments	$19,997	$1,049
Deferred acquisition costs	9,142	9,592
Differences between statutory and tax reserves	688	758
Capital loss carryover	7,270	1,407
Other	8	10
Total deferred tax assets	37,105	12,816
Non-admitted deferred tax assets	(34,909)	(10,310)
Admitted deferred tax assets	2,196	2,506
Deferred tax liabilities	—	—
Net admitted deferred tax asset	$2,196	$2,506

A reconciliation of TIAA-CREF Life statutory tax rate to actual federal income tax rate was as follows (in thousands):

	For the Years Ended December 31,
	2008	2007	2006
Net gain from operations	$15,569	$24,597	$24,336
Realized capital losses inclusive of OTTI	(70,792)	(11,644)	(2,860)
Statutory rate	35%	35%	35%
Tax at statutory rate	$(19,328)	$4,534	$7,517
Deferred acquisition costs less amortization	(636)	(534)	(729)
Amortization of interest maintenance reserve	(461)	55	(423)
Net increase in reserves	(70)	379	50
True-up of prior year’s tax	116	(373)	(137)
Foreign exchange gain/(loss)	32	(1,038)	(114)
Market discount adjustment	177	(340)	(571)
Separate account net income	(568)	(298)	(246)
Prepayment penalty	(101)	(305)	(102)
Other adjustments	67	18	—
Book/tax capital loss differences deferred for tax	18,860	3,559	111
Capital loss carry forward	5,917	516	890
Current federal income tax expense	$4,005	$6,173	$6,246
Current effective tax rate	(7)%	48%	29%
Deferred federal income tax expense (benefit)	$310	$(477)	$(120)
Deferred effective tax rate	(1)%	(4)%	(1)%
Total federal income tax expense	$4,315	$5,696	$6,126
Total federal effective tax rate	(8)%	44%	28%

The Company incurred $16,905 thousand of tax basis capital losses in 2008. In addition, the Company has a $3,865 thousands capital loss from 2007. The Company has net capital losses carry forwards which will expire as follows: 2011 through 2013, $20,770 thousand.

The Company’s gross deferred tax assets are primarily attributable to differences in required reserves, capitalization of deferred acquisition costs required by the Code and write-downs of securities that are deferred for tax purposes.

The Company incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, as follows (in thousands):

Year	Tax Incurred
2006	$6,010
2007	$6,661
2008	$3,889

As of December 31, 2008 and 2007, the Company had no net operating loss carry forward for tax purposes.

Interpretation No. 48, Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (“FIN 48”). Fin 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FIN 48, and does not have to record any uncertain tax benefits as of December 31, 2008 or 2007.

Note 14—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $1,799 thousand, $1,679 thousand and $2,054 thousand for 2008, 2007 and 2006, respectively and for other postretirement benefit plans was $200 thousand, $217 thousand and $327 thousand for 2008, 2007 and 2006, respectively.

Note 15—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 93% of the total General Account reserves in the Company. The general account reserves for these products are established using Commissioners Annuity Reserve Valuation Method (“CARVM”) in accordance with the Standard Valuation Law, NY Regulation 151, Actuarial Guideline 33 and Actuarial Guideline 34. In addition, a reserve is maintained in the general account for the PAS’s, the Lifetime Variable Select’s (“LVS”) and the Intelligent Variable Annuity’s (“IVA”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB is calculated on a seriatim basis in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $2,949 thousand and $771 thousand at December 31, 2008 and 2007 respectively.

For the product, Lifetime Fixed V, base reserves are calculated in accordance with the CARVM as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves

Single Premium Immediate Annuities ■ Statement of Additional Information	B-61

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2008		2007
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$2,007,476	79.5%	$1,933,003	72.6%
At book value less current surrender charge of 5% or more	674	0.0%	1,133	0.0%
At fair value	465,040	18.4%	676,409	25.5%
Not subject to discretionary withdrawal	53,721	2.1%	50,913	1.9%
Total (gross)	2,526,911	100.0%	2,661,458	100.0%
Reinsurance ceded	—		—
Total (net)	$2,526,911		$2,661,458

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2008	2007
General Account:
Total annuities (excluding supplementary contracts with life)	$1,163,458	$1,140,701
Supplementary contracts with life contingencies	678	694
Miscellaneous reserves, GMDB	2,949	771
Deposit-type contracts	887,434	842,883
Subtotal	2,054,519	1,985,049
Separate Accounts:
Annuities	472,392	676,409
Total	$2,526,911	$2,661,458

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA term conversion mortality experience and interest at 4.0%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2008 and December 31, 2007, respectively. As of December 31, 2008 and 2007, the Company had $21.9 billion and $21.4 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Premium deficiency reserves related to the above insurance totaled $8,208 thousand and $9,839 thousand at December 31, 2008 and 2007, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 16—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2008, there were still premiums in force of $9,733 thousand.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The regulatory required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2008	2007	2006
Premiums	$37,468	$44,915	$37,817
Increase in policy and contract reserves	$41,244	$18,889	$66,915
Policy and contract reserves	$255,926	$214,682	$195,794

B-62	Statement of Additional Information ■ Single Premium Immediate Annuities

concluded

Note 17—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus represented or reduced by each item below as of December 31 are as follows (in thousands):

	2008	2007
Net unrealized capital gains/(losses)	$759	$(566)
Asset valuation reserve	$9,418	$5,453
Deferred federal income tax	$24,289	$1,692
Non-admitted assets	$(25,292)	$(25,114)
Change in separate account	$(3)	$14

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to in 2009.

Note 18—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

Note 19—subsequent events

On March 17, 2009 the Company’s parent, TIAA, made a $70 million capital contribution in accordance with the financial support agreement. See Note 12

Single Premium Immediate Annuities ■ Statement of Additional Information	B-63

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-65	Report of Management Responsibility
B-66	Report of Independent Auditors
Statutory–Basis Financial Statements:
B-67	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-68	Statements of Operations
B-68	Statements of Changes in Capital and Contingency Reserves
B-69	Statements of Cash Flow
B-70	Notes to Statutory–Basis Financial Statements

B-64	Statement of Additional Information ■ Single Premium Immediate Annuities

REPORT OF MANAGEMENT RESPONSIBILITY

April 8, 2009

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2008, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2008, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control—Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2008, 2007 and 2006. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

/s/ Roger W. Ferguson, Jr.	/s/ Georganne C. Proctor

Roger W. Ferguson, Jr.	Georganne C. Proctor
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Single Premium Immediate Annuities ■ Statement of Additional Information	B-65

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2008.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on January 1, 2008, the Company adopted Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities.

As discussed in Note 2 to the financial statements, on January 1, 2007, the Company adopted Statement of Statutory Accounting Principles No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88.

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our audits. We conducted our audits of the financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

April 8, 2009

B-66	Statement of Additional Information ■ Single Premium Immediate Annuities

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(In millions)	2008	2007

ADMITTED ASSETS
Bonds	$135,680	$131,859
Mortgages	19,668	20,443
Real estate	1,645	1,672
Preferred stocks	3,216	4,375
Common stocks	3,017	4,190
Other long-term investments	10,675	10,293
Cash, cash equivalents and short-term investments	5,553	1,603
Investment income due and accrued	1,522	1,519
Separate account assets	12,473	19,021
Net deferred federal income tax asset	1,381	1,076
Other assets	407	358
Total admitted assets	$195,237	$196,409

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$159,649	$147,622
Dividends due to policyholders	2,341	2,419
Federal income taxes	10	1,207
Asset valuation reserve	332	4,436
Interest maintenance reserve	502	603
Separate account liabilities	12,319	19,021
Commercial paper	—	952
Other liabilities	2,330	2,304
Total liabilities	177,483	178,564

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	17,751	17,842
Total capital and contingency reserves	17,754	17,845
Total liabilities, capital and contingency reserves	$195,237	$196,409

See notes to statutory-basis financial statements Single Premium Immediate Annuities ■ Statement of Additional Information	B-67

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

REVENUES
Insurance and annuity premiums and other considerations	$14,827	$10,420	$11,154
Annuity dividend additions	2,725	2,495	2,089
Net investment income	10,559	10,828	10,313
Other revenue	161	159	119
Total revenues	$28,272	$23,902	$23,675

BENEFITS AND EXPENSES
Policy and contract benefits	$13,625	$10,133	$9,812
Dividends to policyholders	4,574	4,578	3,986
Increase in policy and contract reserves	11,900	4,820	4,949
Net operating expenses	831	730	581
Net transfers (from) to separate accounts	(4,229)	1,511	1,903
Other benefits and expenses	141	198	190
Total benefits and expenses	$26,842	$21,970	$21,421

Income before federal income taxes and net realized capital (losses) gains	$1,430	$1,932	$2,254
Federal income tax (benefit) expense	(45)	348	(594)
Net realized capital (losses) gains less capital gains taxes, after transfers to interest maintenance reserve	(4,451)	(137)	608
Net (loss) income	$(2,976)	$1,447	$3,456

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net (loss) income	$(2,976)	$1,447	$3,456
Net unrealized capital (losses) gains on investments	(2,757)	865	398
Change in the asset valuation reserve	4,104	(698)	(689)
Change in net deferred federal income tax asset	13,009	57	(1,154)
Prior year federal income tax settlement	1,244	—	—
Change in non-admitted assets:
Net deferred federal income tax	(12,704)	55	1,155
Other invested assets	31	(199)	(20)
Other	(34)	(36)	14
Other, net	(8)	4	(2)
NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES	(91)	1,495	3,158
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR	17,845	16,350	13,192
CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR	$17,754	$17,845	$16,350

B-68	Statement of Additional Information ■ Single Premium Immediate AnnuitiesSee notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$14,827	$10,420	$11,153
Miscellaneous income	162	159	106
Net investment income	10,606	10,789	10,296
Total Receipts	25,595	21,368	21,555
Policy and contract benefits	13,533	10,100	9,788
Dividends paid to policyholders	1,928	1,892	1,849
Operating expenses	979	708	674
Federal income tax benefit	(91)	(10)	(62)
Net transfers (from) to separate accounts	(4,050)	1,505	1,904
Total Disbursements	12,299	14,195	14,153
Net cash from operations	13,296	7,173	7,402

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	13,238	11,663	17,210
Stocks	2,092	3,326	2,269
Mortgages and real estate	2,805	5,556	4,388
Other invested assets	1,981	2,576	2,105
Miscellaneous proceeds	(27)	47	7
Cost of investments acquired:
Bonds	20,367	21,599	20,425
Stocks	1,062	3,120	1,582
Mortgages and real estate	2,390	2,412	3,612
Other invested assets	4,587	4,846	2,409
Miscellaneous applications	222	163	214
Net cash used for investments	(8,539)	(8,972)	(2,263)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	32	12	(3)
Net collateral for security lending disbursements	—	—	(3,460)
Net commercial paper (redeemed) issued	(952)	952	—
Other cash provided (applied)	113	(26)	(36)
Net cash used by financing and other	(807)	938	(3,499)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	3,950	(861)	1,640
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,603	2,464	824

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$5,553	$1,603	$2,464

See notes to statutory-basis financial statements Single Premium Immediate Annuities ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. The Company’s primary purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2008	2007	2006
Net (Loss) Income, New York SAP	$(3,283)	$1,429	$2,334
New York SAP Prescribed or Permitted Practices:
Federal Income Tax Settlement	1,244	—	—
Additional Reserves for:
Term Conversions	2	—	1
Deferred and Payout Annuities issued after 2000	424	490	374
Net (Loss) Income, NAIC SAP	$(1,613)	$1,919	$2,709
Capital and Contingency Reserves, New York SAP	$17,754	$17,827	$15,282
New York SAP Prescribed or Permitted Practices:
Goodwill/Intangible Asset Limitation	20	28	34
Additional Reserves for:
Term Conversions	11	9	9
Deferred and Payout Annuities issued after 2000	3,809	3,385	2,895
Capital and Contingency Reserves, NAIC SAP	$21,594	$21,249	$18,220

During 2008 the Company executed a settlement with the Internal Revenue Service (“IRS”) Appeals Division which resulted in an adjustment of $1.2 billion. (See Note 15) The Company, after consultation with the Department, recorded the adjustment as an increase to contingency reserves and not through net income.

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2008	2007	2006
(Loss) Income—New York SAP—as filed with Department	$(3,283)	$1,429	$2,334
Adjustment to Current Federal Income Taxes	—	18	1,122
Treatment of Guarantee of Subsidiary Debt	307	—	—
(Loss) Income—Audited Financial Statement	$(2,976)	$1,447	$3,456

	2008	2007	2006
Capital and Contingency Reserves—New York SAP—as filed with Department	$17,754	$17,827	$15,282
Adjustment to Current Federal Income Taxes	—	18	1,122
Change in Deferred Income Taxes	—	—	(1,117)
Change in Non-Admitted Deferred Income Taxes	—	—	1,063
Capital and Contingency Reserves—Audited Financial Statement	$17,754	$17,845	$16,350

Application of Accounting Pronouncements: For reporting periods beginning on or after January 1, 2009, SSAP 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement shall be accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods are required, similar to a change in accounting estimate. The Company elected to early adopt SSAP 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

For reporting periods ending on or after December 31, 2007, SSAP No. 97, Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP 97 clarified the bases that a company could use to value its equity investment in its investment subsidiaries. The initial application of this statement resulted in a $249.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date. This change resulted in a $30.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods beginning after January 1, 2007, SSAP No. 95, Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28—Nonmonetary Transactions, was implemented. This

B-70	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

statement established statutory accounting principles for nonmonetary transactions and requires that exchanges of nonmonetary assets shall generally be based on the fair value of the assets (or services) involved. The cost of a nonmonetary asset acquired in exchange for another nonmonetary asset is the fair value of the asset surrendered to obtain it, and a gain or loss should be recognized on the exchange. SSAP 95 did not have a significant impact on the Company’s statutory financial statements in 2008 or 2007.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the requirements for financial statements that are prepared in conformity with GAAP with the applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized as follows:

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income tax asset;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;
•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes, and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase and are stated at amortized cost.

Bonds: Bonds are stated at amortized cost using the interest method. Bonds that are held for sale or NAIC designation 6 and 6Z are valued at the lower of amortized cost or fair value. For other than temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default, are stated at amortized cost. The retrospective approach is used to determine the carrying amount of loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. The prospective approach is used to determine the carrying amount of interest only securities, securities for which an other than temporary impairment has been recognized, or secu-

Single Premium Immediate Annuities ■ Statement of Additional Information	B-71

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

rities whose expected future cash flows are lower than the expected cash flows estimated at the time of the acquisition. Loan-backed securities and structured securities held for sale are stated at the lower of amortized cost or fair value. Loan-backed securities and structured securities in default are valued at the lower of amortized cost or fair value. Prepayment assumption for loaned-backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6 which are stated at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances and a realized loss is recorded.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Securities Lending: The Company had a securities lending program whereby it loaned securities to qualified brokers in exchange for cash collateral and required a minimum of 102 percent of the fair value of the loaned securities. When securities were loaned, the Company received additional income on the collateral and continued to receive income on the loaned securities. The Company’s securities lending program was discontinued in 2006.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 12.

Non-Admitted Assets: For statutory accounting purposes only, certain assets are designated as non-admitted assets (principally furniture, equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”)). Investment-related non-admitted assets totaled $305 million and $280 million at December 31, 2008 and 2007, respectively. The non-admitted portion of the DFIT asset was $14,671 million and $1,967 million at December 31, 2008 and 2007, respectively. The other non-admitted assets were $318 million and $340 million at December 31, 2008 and 2007, respectively. Changes in non-admitted assets are charged or credited directly to contingency reserves.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively.

Accumulated depreciation of EDP equipment and computer software was $340 million and $233 million at December 31, 2008 and 2007, respectively. Related depreciation expenses allocated to TIAA were $38 million, $35 million and $22 million in 2008,

B-72	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

2007 and 2006, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $346 million and $303 million at December 31, 2008, and 2007, respectively. Related depreciation expenses allocated to TIAA was $19 million, $14 million and $20 million in 2008, 2007 and 2006, respectively.

Premium Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and Contract Reserves: TIAA offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest mortality and other risks insured. Such reserves are designed to be sufficient for contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Dividends Declared for the Following Year: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Asset Valuation Reserve: The AVR is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. No voluntary contributions were made in either 2008 or 2007.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, over the remaining lives of the assets sold.

Capitalization Policy: The capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase cost of similar items.

Note 3—long-term bonds, preferred stocks, and common stocks

The amortized cost, estimated fair value, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, are shown below (in millions):

	Cost*	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2008
U.S. Government	$5,887	$1,248	$(7)	$7,128
All Other Governments	1,597	54	(100)	1,551
States, Territories & Possessions	1,346	255	(62)	1,539
Political Subdivisions of States, Territories & Possessions	—	—	—	—
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	30,625	1,296	(88)	31,833
Public Utilities	8,503	267	(615)	8,155
Industrial & Miscellaneous	87,761	1,072	(20,137)	68,696
Total Bonds	135,719	4,192	(21,009)	118,902
Preferred Stocks	3,221	30	(1,090)	2,161
Common Stocks Unaffiliated	937	43	(125)	855
Common Stocks Affiliated**	3,263	427	(217)	3,473
Total Bonds and Stocks	$143,140	$4,692	$(22,441)	$125,391

Single Premium Immediate Annuities ■ Statement of Additional Information	B-73

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	Cost*	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2007
U.S. Government	$4,812	$325	$—	$5,137
All Other Governments	741	83	(4)	820
States, Territories & Possessions	842	176	(3)	1,015
Political Subdivisions of States, Territories & Possessions	18	3	—	21
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	25,990	602	(333)	26,259
Public Utilities	4,897	263	(107)	5,053
Industrial & Miscellaneous	94,571	3,026	(2,882)	94,715
Total Bonds	131,871	4,478	(3,329)	133,020
Preferred Stocks	4,382	41	(279)	4,144
Common Stocks Unaffiliated	1,349	143	(15)	1,477
Common Stocks Affiliated**	2,714	1,849	—	4,563
Total Bonds and Stocks	$140,316	$6,511	$(3,623)	$143,204

*	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

**	Also reported in Note 6 Subsidiaries and Affiliates.

Impairment Review Process: All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Less than twelve months:
Bonds	$37,063	$(4,862)	$32,201
Preferred Stocks	1,500	(517)	983
Common Stocks	2,829	(342)	2,487
Total less than twelve months	$41,392	$(5,721)	$35,671
Twelve months or more:
Bonds	$43,792	$(16,147)	$27,645
Preferred Stocks	1,333	(573)	760
Common Stocks	—	—	—
Total twelve months or more	45,125	(16,720)	28,405
Total—All bonds, preferred & common stocks	$86,517	$(22,441)	$64,076

*	Amortized cost for bonds and original cost for stocks net of cumulative reported other-than-temporary impairments.

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2007
Less than twelve months:
Bonds	$34,629	$(1,887)	$32,742
Preferred Stocks	1,801	(144)	1,657
Common Stocks	128	(15)	113
Total less than twelve months	$36,558	$(2,046)	$34,512
Twelve months or more:
Bonds	$29,431	$(1,442)	$27,989
Preferred Stocks	1,457	(135)	1,322
Common Stocks	10	—	10
Total twelve months or more	30,898	(1,577)	29,321
Total—All bonds, preferred & common stocks	$67,456	$(3,623)	$63,833

*	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in commercial mortgage-backed securities (20%), finance (16%), residential mortgage-backed securities (15%), asset-backed securities (9%), manufacturing (8%), real estate investment trust (8%), oil & gas (7%), public utilities (5%), services (3%), communication (2%), mining (2%), retail (2%), government (2%) and revenue & special obligations (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held eleven bond investments, six preferred stock investments, two common stock subsidiary controlled and affiliated (“SCA”) investments where each had a gross unrealized loss greater than $25 million at December 31, 2008. These investments represented 15% or $840 million in the aggregate of the total $5.7 billion unrealized loss.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (57%), residential mortgage-backed securities (12%),

B-74	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

asset-backed securities (8%), finance (7%), manufacturing (3%), public utilities (3%), oil & gas (2%), real estate investment trust (2%), communication (1%), mining (1%), retail (1%), revenue & special obligations (1%), transportation (1%) and other securities (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held forty-eight bond investments and eleven preferred stock investments where each had a gross unrealized loss greater than $25 million at December 31, 2008. These investments represented 11% or $1.9 billion in the aggregate of the total $16.7 billion unrealized loss.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in commercial mortgage-backed securities (40%), finance (18%), residential mortgage-backed securities (14%), asset-backed securities (8%), real estate investment trust (7%), manufacturing (3%), public utilities (3%), services (2%), oil & gas (1%), retail (1%), transportation (1%), mining (1%) and government (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held thirty-six bond investments, eight preferred stock investments, one common stock investment where each had a gross unrealized loss greater than $5 million at December 31, 2007. These investments represented 19% or $379 million in the aggregate of the total $2.0 billion unrealized loss.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (25%), residential mortgage-backed securities (24%), finance (18%), asset-backed securities (10%), public utilities (8%), manufacturing (5%), oil & gas (3%), services (2%), real estate investment trust (1%), government (1%), mining (1%), communication (1%) and transportation (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held twenty-five bond investments and eight preferred stock investments where each had a gross unrealized loss greater than $5 million at December 31, 2007. These investments represented 14% or $224 million in the aggregate of the total $1.6 billion unrealized loss.

The statutory carrying value and estimated fair value of long-term bond investments at December 31, 2008, by contractual maturity, are shown below (in millions):

	Carrying Value	Estimated Fair Value
Due in one year or less	$2,103	$2,102
Due after one year through five years	14,903	14,393
Due after five years through ten years	23,759	21,474
Due after ten years	26,961	26,847
Subtotal	67,726	64,816
Residential mortgage-backed securities	39,512	38,048
Commercial mortgage-backed securities	21,595	10,981
Asset-backed securities	6,847	5,057
Total	$135,680	$118,902

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.8 billion. Ninety-three percent (93%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

The following table presents the Company’s commercial mortgage-backed securities portfolio based on December 31, 2008 carrying value (in millions):

NAIC Designation	Carrying Value	Estimated Fair Value
1	$18,736	$10,029
2	2,075	621
3	375	130
4	276	112
5	96	51
6	37	38
Total	$21,595	$10,981

With respect to the commercial mortgage-backed securities (“CMBS”) in the above table, approximately 96% were rated investment grade (NAIC 1 and 2) and approximately 64% were issued prior to 2006 (based on carrying value). While recent market events have resulted in significant illiquidity in the broad CMBS markets and consequently reduced trading activity and valuations available in the marketplace, the underlying investments in the CMBS portfolio have continued to perform within the Company’s original expectations as of the time of purchase. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are NAIC 6 and 6Z totaling approximately $844 million. The statutory carrying value of these investments is listed in the following table (in millions):

Carrying Value
Due in one year or less	$24
Due after one year through five years	162
Due after five years through ten years	184
Due after ten years	261
Subtotal	631
Residential mortgage-backed securities	68
Commercial mortgage-backed securities	38
Asset-backed securities	107
Total	$844

Single Premium Immediate Annuities ■ Statement of Additional Information	B-75

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2008	2007
Residential mortgage-backed securities	29.1%	25.6%
Commercial mortgage-backed securities	15.9	16.6
Manufacturing	8.5	8.6
Finance and financial services	8.0	10.0
Public utilities	7.4	6.9
Government	6.4	6.8
Asset-backed securities	5.1	5.7
Oil and gas	4.5	4.1
Communications	3.5	3.5
Services	2.6	2.9
Real estate investment trusts	2.4	3.0
Retail and wholesale trade	2.2	2.0
Revenue and special obligations	2.0	2.1
Transportation	1.2	1.2
Mining	1.2	1.0
Total	100.0%	100.0%

At December 31, 2008 and 2007, 95.1% and 94.9%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

During 2008 and 2007, the Company recorded bonds and stocks acquired through troubled debt restructurings with book values aggregating $19 million and $42 million, through non-monetary transactions. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss. During 2008 and 2007, the Company also acquired bonds and stocks through exchanges aggregating $877 million and $804 million, of which approximately $1 million and $37 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value. During 2008 and 2007, TIAA acquired common stocks from Other Invested Asset fund investment distributions totaling $18 million and $55 million, respectively.

Debt securities of $8 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not have any restricted common stock or preferred stock.

For the years ended December 31, 2008 and 2007, the carrying amount of bonds and stocks denominated in a foreign currency was $3,408 million and $4,188 million, respectively. Bonds that totaled $1,506 million and $1,612 million at December 31, 2008 and 2007, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

The Company uses a third party proprietary system in determining the market value of its structured securities. In 2008, in accordance with SSAP 43, the Company changed from the retrospective method to the prospective method due to negative yields and early adopted SSAP 98 in the fourth quarter on securities totaling $184 million carrying value. As a result of early adoption of SSAP 98, structured securities were written down during the fourth quarter of 2008 by $469 million.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgages originated during 2008 ranged from 5.94% to 8.43% and ranged from 4.96% to 8.77% for 2007.

The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. There were no mezzanine real estate loans acquired during 2008 and the coupon rate for mezzanine real estate loans acquired during 2007 ranged from 5.83% to 6.96%, respectively.

The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans (includes mezzanine loans).

For the years ended December 31, 2008 and 2007, the carrying value of mezzanine real estate loans was $784 million and $832 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2008 and 2007 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2008	2007	2006
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	$259	$164	$1,031
Related write-downs for other-than-temporary impairments	$(209)	$(9)	$(26)
Average investments in impaired mortgages	$185	$746	$179
Interest income recognized on impaired mortgages during the period	$14	$40	$5
Interest income recognized on a cash basis during the period	$14	$50	$6

There was no activity affecting the allowance for credit losses on mortgages as of December 31, 2008 or 2007.

During the first quarter 2009, the Company transferred 20 mortgages to held for sale and recognized a loss of $424 million.

B-76	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Mortgage Diversification: At December 31, the carrying values of mortgage investments were diversified by property type and geographic region as follows:

Property Type	2008	2007
Shopping centers	36.0%	36.6%
Office buildings	32.1	31.4
Industrial buildings	17.3	16.4
Apartments	7.3	6.2
Mixed-use projects	3.4	5.3
Hotel	2.6	3.5
Other	0.7	0.6
Land	0.6	—
Total	100.0%	100.0%

Geographic Region	2008	2007
Pacific	28.4%	28.7%
South Atlantic	23.5	22.8
North Central	13.1	13.5
Middle Atlantic	12.8	11.6
South Central	11.4	10.9
Mountain	4.0	4.4
New England	3.8	4.2
Other	3.0	3.9
Total	100.0%	100.0%

At December 31, 2008 and 2007, approximately 23.7% and 23.2% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

Scheduled Mortgage Maturities: At December 31, 2008, contractual maturities for mortgages were as follows (in millions):

Carrying Value
Due in one year or less	$1,625
Due after one year through five years	7,704
Due after five years through ten years	9,399
Due after ten years	940
Total	$19,668

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no troubled debt restructurings during the periods ended December 31, 2008 or 2007. When restructuring mortgages, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than 180 days is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more than 180 days past due at December 31, 2008 or 2007.

During 2008 and 2007, the Company did not reduce the interest rate of any outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2008 or 2007.

Mortgages that totaled $180 million and $212 million at December 31, 2008 and 2007, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2008 and 2007, the carrying value of mortgages denominated in foreign currency was $507 million and $745 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on the reliability of real estate investments to identify and quantify any impairment in value. Other-than-temporary impairments on directly owned real estate investments for the years ended December 31, 2008 and 2007 were $23 million and $0, respectively, and these amounts are included in the impairment table in Note 4. At December 31, 2008 and 2007, TIAA’s directly owned real estate investments of $1,645 million and $1,672 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $160 million and $163 million, respectively.

At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

Property Type	2008	2007
Office buildings	62.8%	63.7%
Industrial buildings	15.6	15.5
Mixed-use projects	11.0	14.9
Apartments	6.5	2.7
Land held for future development	3.1	2.3
Retail	0.8	0.7
Income-producing land underlying improved real estate	0.2	0.2
Total	100.0%	100.0%

Geographic Region	2008	2007
South Atlantic	37.8%	42.5%
North Central	17.7	13.9
Middle Atlantic	14.2	13.6
Pacific	12.7	12.5
South Central	8.0	8.0
Other	7.6	7.6
Mountain	2.0	1.9
Total	100.0%	100.0%

At December 31, 2008 and 2007, approximately 18.4% and 17.7% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-77

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Depreciation expense on directly owned real estate investments for the years ended December 31, 2008, 2007 and 2006, was $60 million, $53 million and $50 million, respectively; the amount of accumulated depreciation at December 31, 2008 and 2007 was $374 million and $328 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2008 or 2007.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA’s investment subsidiaries and affiliates have been created for legal or other business reasons and are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc., TIAA Realty, Inc., Ceres Agricultural Properties, LLC and 485 Properties, LLC (in millions):

	2008	2007	2006
Net carrying value	$4,456	$4,550	$3,921
Other than temporary impairment	$5	$9	$11
Net investment income (distributed from investment subs and aff.)	$82	$132	$191
Amounts due (to) from subs and affiliates	$(31)	$2	$(19)
Capital contributions	$1,606	$1,529	$231
Return of capital	$1,168	$1,216	$992

The 2008 other-than-temporary impairments relate to real estate investments that were impaired and/or reclassified to Held for Sale, and written down to external appraisal values or estimated net sales price.

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), TIAA-CREF Investment Management, LLC, TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, and Active Extension Funds I and II which are also wholly-owned subsidiaries of TIAA (in millions):

	2008	2007	2006
Net carrying value	$480	$810	$871
Other than temporary impairment	$141	$56	$36
Net investment income (distributed from investment subs and aff.)	$—	$—	$3
Amounts due from subs and affiliates	$37	$121	$58
Capital contributions	$269	$148	$82
Return of capital	$389	$228	$3

The 2008 other-than-temporary impairments were a result of a decline in equity value of three subsidiaries for which the carrying value is not expected to be recovered.

To conform to the NAIC Annual Statement presentation, the Company’s share of net carrying value of these entities is reported as affiliated common stock or as other long-term investments.

TIAA provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. During 2007, there were 3 draw downs totaling $500 million that were repaid by December 31, 2007. There is no outstanding principal and accrued interest on this line of credit as of December 31, 2008 or 2007. The carrying value of TGM at December 31, 2008 was $(348) million. Pursuant to TIAA’s guarantee of TGM as disclosed in Note 21, TIAA reported the negative equity of TGM as a liability in Other liabilities on the balance sheet.

TIAA provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM. In 2008, there were 3 draw downs totaling $89 million. In 2007, there were 13 draw downs totaling $314 million. At December 31, 2008 and December 31, 2007, outstanding principal plus accrued interest totaled $36 million and $26 million, respectively.

As of December 31, 2008 and 2007, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $468 million and $863 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

TIAA provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life pays a commitment fee of 3 basis points on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million which were repaid by December 31, 2008. As of December 31, 2008 outstanding principal plus accrued interest was $ 0.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2008	2007
Unaffiliated other invested assets	$6,417	$6,379
Affiliated other invested assets	3,044	3,003
Contract loans	908	862
Other long-term assets	306	49
Total other long-term investments	$10,675	$10,293

As of December 31, 2008, unaffiliated other invested assets of $6,417 million consist primarily of private equity funds of which $4,647 million invest in securities and $1,495 million invest in real estate related holdings. The remaining $275 million of unaffiliated other invested assets consist of defeased loans. As of December 31, 2008, affiliated other invested assets totaling $3,044 million represents investment subsidiaries totaling $2,605 million of which $2,350 million investment in real estate related holdings. The remaining $439 million of affiliated other invested assets represents operating subsidiaries and trusts. Other long-term assets in the table above consist primarily of $299 million in derivatives.

For the years ended December 31, 2008 and 2007, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $552 million and $42 million, respectively.

For the years ended December 31, 2008 and 2007, other long-term investments denominated in foreign currency were $1,411 million and $875 million, respectively.

B-78	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The Company holds investments in Low Income Housing Tax Credits (“LIHTC”) which have remaining tax credit years ranging from 2 years to 12 years with a required holding period of 15 years. The Company’s investments in LIHTC properties are not currently subject to regulatory review and do not exceed 10% of the Company’s admitted assets.

Note 8—commitments

The outstanding obligation for future investments at December 31, 2008, is shown below by asset category (in millions):

	2009	2010	In later years	Total Commitments
Bonds	$162	$71	$22	$255
Mortgages	187	—	—	187
Real estate	4	—	—	4
Common stocks	101	60	3	164
Other long-term investments	1,838	1,873	1,736	5,447
Total	$2,292	$2,004	$1,761	$6,057

In the preceding table under mortgage commitments for 2009, $45.9 million was withdrawn in January 2009, resulting in a commitment withdrawal fee of $689 thousand.

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Included in the amounts of other long-term investments in the above table is the Company’s commitments to purchase tax credits of $8.9 million of which $2.2 million is to be disbursed in 2009 and $6.7 million in later years.

Other long-term investment commitments also include the Company’s limited partnership in the Hines Development Fund Limited Partnership (“Development Fund I & II”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130 million Euros which is approximately $182 million (in U.S. dollars) to Development Fund I and 100 million Euros which is approximately $140 million (in U.S. dollars) to Development Fund II as of December 31, 2008. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$8,232	$7,901	$7,536
Mortgages	1,290	1,481	1,781
Real estate	285	246	244
Stocks	347	512	368
Other long-term investments	692	918	635
Cash, cash equivalents and short-term investments	95	90	46
Other	9	5	4
Total gross investment income	10,950	11,153	10,614
Less securities lending expenses	—	—	(13)
Less investment expenses	(451)	(448)	(423)
Net investment income before amortization of net IMR gains	10,499	10,705	10,178
Plus amortization of net IMR gains	60	123	135
Net investment income	$10,559	$10,828	$10,313

Due and accrued income excluded from net investment income is as follows: Bonds in or near default or that are over 90 days past due; Preferred Stocks that are over 90 days past due and with a NAIC designation of 4, 5 or 6; Common Stocks Affiliated related to real estate with rents over 90 days past due; Mortgages with amounts greater than the excess of property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real Estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net investment income was $1 million for both years of 2008 and 2007, and $2 million for 2006.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2008 (in millions):

	2009	2010	2011	2012	2013	Thereafter	Total
Future rental income	$149	$136	$119	$99	$75	$175	$753

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$(2,822)	$(74)	$125
Mortgages	(181)	7	(31)
Real estate	20	2	70
Stocks	(929)	77	407
Other long-term investments	(546)	56	50
Cash, cash equivalents and short-term investments	(33)	5	7
Total before capital gains taxes and transfers to the IMR	(4,491)	73	628
Transfers to IMR	41	(44)	(20)
Capital gains taxes	—	(166)	—
Net realized capital (losses) gains less capital gains taxes, after transfers to the IMR	$(4,450)	$(137)	$608

Single Premium Immediate Annuities ■ Statement of Additional Information	B-79

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Write-downs of investments resulting from other-than-temporary impairments (“OTTI”), included in the preceding table, were as follows for the years ended December 31 (in millions):

	2008	2007	2006
Other-than-temporary impairments:
Bonds	$2,467	$339	$109
Mortgages	211	49	27
Real estate	23	—	2
Stocks	890	100	33
Other long-term investments	552	42	45
Total	$4,143	$530	$216

The Company did not have any troubled debt restructurings during 2008 or 2007, therefore there were no related losses recognized.

In adherence with statutory accounting principals the Company holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an other than temporary impairment will be recorded until actual disposal of the investment. Proceeds from sales of long-term bond investments during 2008, 2007 and 2006 were $5,099 million, $4,840 million and $9,275 million, respectively. Gross gains of $111 million, $190 million and $327 million and gross losses, excluding impairments considered to be other-than-temporary, of $646 million, $65 million and $172 million were realized on these sales during 2008, 2007 and 2006, respectively.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated case in the course of asset management activities, a security may be sold and repurchased in whole or in part within the thirty-days of the sale when an opportunity to significantly enhance the return on the investment is present.

The details by NAIC designation 3 or below of securities sold during 2008 and 2007, respectively, and reacquired within thirty days of the sale date are (in millions):

	2008
	Number of Transactions	Book Value of Sale	Cost of Repurchases	Gains/ (Losses)
NAIC 3	20	$17.4	$17.3	$0.1
NAIC 4	12	0.4	0.3	—
NAIC 5	5	2.0	2.0	0.1
Total	37	$19.8	$19.6	$0.2

	2007
	Number of Transactions	Book Value of Sale	Cost of Repurchases	Gains/ (Losses)
NAIC 3	6	$7.5	$7.5	$0.1
NAIC 4	2	1.2	1.3	—
Total	8	$8.7	$8.8	$0.1

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$(483)	$299	$220
Mortgages	(172)	95	3
Stocks	(633)	92	173
Other long-term investments	(1,474)	379	2
Cash, cash equivalents and short-term investments	5	—	—
Total	$(2,757)	$865	$398

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities (“SPEs/QSPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs/QSPEs during 2008. Advisors, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

During 2007, TIAA entered into a securitization transaction in which it sold commercial mortgages with a total principal balance of approximately $2,092 million and recognized a gain of approximately $34 million. TIAA received proceeds of approximately $2,009 million and retained subordinated interests with a fair value of approximately $77 million. The total cash flows received on interests retained were approximately $2,017 million for the year ending 2007. TIAA’s total principal amount outstanding is $2,092 million, the derecognized piece is $2,009 million, and the retained principal amount is $83 million. There were no delinquencies or credit losses at December 31, 2008, 2007 and 2006, respectively.

B-80	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$73	$66	(a)	$(2)	$(4)
2001	Bonds	$238	$211	(b)	$(6)	$(11)
2002	Bonds	$27	$4	(c)	$—	$(1)
2007	Mortgages	$76	$32	(d)	$(1)	$(3)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2008 was as follows:

(a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Cash flows are discounted at rates ranging from 8.47% to 12.47%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

(b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows. Cash flows are discounted at rates ranging from 7.46% to 72.65% (weighted average rate of 10.64%). Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

(c)	The retained interests securitized in 2002 was valued using an independent third-party pricing service. Cash flows are discounted at 61.21%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

(d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows, including assumptions of anticipated prepayment speeds. Cash flows are discounted at rates ranging from 12.01% to 83.89% (weighted average rate of 20.63%). Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-81

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS:

The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in millions):

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stocks	$581	$274	$—	$855
Derivatives	—	282	—	282
Separate accounts, net	951	512	11,010	12,473
Total assets at fair value	$1,532	$1,068	$11,010	$13,610

Liabilities at fair value:
Derivatives	$—	$(195)	$—	$(195)
Total liabilities at fair value	$—	$(195)	$—	$(195)

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and therefore there is no net impact to the Company’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities measured at Fair Value on a recurring basis

The following is a reconciliation of the beginning and ending balances for net assets measured at fair value on a recurring basis using Level 3 inputs during the year ended December 31, 2008 (in millions):

Separate Account Net Assets
Balance at 1/1/08:	$13,823
Total gains or losses (realized/unrealized) included in surplus	(2,518)
Other activity	(295)
Balance at 12/31/08	$11,010

Separate account net assets consist of directly owned real estate, joint ventures, limited partnerships and a note receivable held by the Real Estate Account (“REA”) net of mortgages issued to REA. The impact on overall surplus is offset by concurrent changes in value in both separate account assets and separate account liabilities in the Company’s Statement of Assets, Liabilities and Capital and Contingency Reserves. Other activity consists principally of acquisitions of properties or ownership interests and assumptions of mortgages and principal repayments made thereon.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS:

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis as of December 31, 2008 and the related net gains and losses for those items (in millions):

	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$1,353	$35	$(1,811)
Preferred Stock	28	223	3	(524)
Other Long Term Investments	—	—	906	(740)
Sub-total	$28	$1,576	$944	$(3,075)

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 Financial Instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange-listed equities. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 Financial Instruments

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are net limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swap and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short-term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar

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continued

securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Level 3 Financial Instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced. Valuation of separate account net assets and liabilities classified in Level 3 is generally based on discounted cash flow analyses which utilize market rates, but valuation methods may also include cost and comparable sales approaches.

Other long term assets in Level 3 include private equity holdings, real estate partnerships and investment interests in affiliates where carrying values approximate market or where permanent impairments were taken.

Fair Value of Financial Instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2008 and 2007 and appropriate valuation methodologies. However, considerable judgment may be required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

(In millions)	Carrying Value	Estimated Fair Value
December 31, 2008
Assets
Bonds	135,680	118,902
Mortgages	19,668	18,799
Preferred stocks	3,216	2,161
Common stocks	3,017	4,328
Cash, cash equivalents and short-term investments	5,553	5,553
Contract loans	908	908
Derivative financial instruments	299	334
Separate account assets	12,473	12,473
Liabilities
Liability for deposit-type contracts	500	500
Derivative financial instruments	370	481
Separate account liabilities	12,319	12,319

(In millions)	Carrying Value	Estimated Fair Value
December 31, 2007
Assets
Bonds	131,859	133,020
Mortgages	20,443	20,919
Preferred stocks	4,375	4,144
Common stocks	4,190	6,039
Cash, cash equivalents and short-term investments	1,603	1,603
Contract loans	862	862
Derivative financial instruments	44	45
Separate account assets	19,021	19,021
Liabilities
Liability for deposit-type contracts	454	454
Derivative financial instruments	810	868
Separate account liabilities	19,021	19,021

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying value and estimated fair value of publicly traded and privately placed bonds at December 31 were as follows (in millions):

	2008		2007
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$100,695	$91,019	$96,235	$96,573
Privately placed bonds	34,985	27,883	35,624	36,447
Total bonds	$135,680	$118,902	$131,859	$133,020

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Common Stocks: Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities. The Company estimates the fair value of its common stock affiliated by determining the fair value of the underlying assets of the affiliated entities.

Cash, Cash Equivalents, and Short-Term Investments: The carrying values were considered reasonable estimates of fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

Derivative Financial Instruments: The fair value of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair value of for-

Single Premium Immediate Annuities ■ Statement of Additional Information	B-83

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

eign currency swaps and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by TIAA’s counterparties.

Note 12—derivative financial instruments

The Company uses derivative instruments for hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA- or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require or post cash collateral on derivative instruments. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. On September 12, 2008, FASB issued FSP FAS 133-1 and FIN 45-4. This FSP amends FASB Statement No. 133, Accounting for Derivative instruments and Hedging Activities (FAS 133) and defines certain disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. This FSP also amends FASB interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others (“FIN 45”) and defines additional disclosure about the current status of the payment/performance risk of a guarantee. The NAIC has adopted the FSP disclosures included within FAS 133 and FIN 45 for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2008, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $537.1 million. The net realized loss for the year ended December 31, 2008, from all foreign currency swap contracts was $78.1 million.

Equity Index Options: TIAA purchases out-of-the- money put options on the S&P 500 Index to hedge a portion of the General Account equity position against a sudden or sustained decline in value. These options are traded over-the-counter and the Company is exposed to both market and counterparty risk. These instruments are carried at fair value. On December 31, 2008, the Company did not hold any Equity Index Options. The net realized gain for the year ended December 31, 2008, from all Equity Index Option contracts was $1.6 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized gain for the year ended December 31, 2008, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $30.2 million. The net realized loss for the year ended December 31, 2008, from all foreign currency forward contracts was $4.1 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. The net unrealized gain for the year ended December 31, 2008, from interest rate swap contracts that do not qualify for hedge accounting treatment was $32.5 million. The net realized gain for the year ended December 31, 2008, from all interest rate swap contracts was $0.6 million.

Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) to hedge against unexpected adverse credit events on selective investments in the TIAA portfolio. As economic events unfolded during 2008, TIAA increased its purchases of credit default swaps. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. The net unrealized gain for the year

B-84	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

ended December 31, 2008, from credit default swap contracts that do not qualify for hedge accounting treatment was $21.6 million. The net realized gain for the year ended December 31, 2008, from credit default swap contracts was $1.7 million.

Credit Default Swaps used in Replication Transactions: A Replication Synthetic Asset Transaction (“RSAT”) is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). The index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss.

(In millions)	Term	Notional	Average Annual Premium Received	Fair Value	Impairment
Asset Class
DJ Investment Grade Index	less than 2 years	853	0.43%	(46)	(23)
DJ Investment Grade Index	2–3 years	488	0.40%	(33)	(18)
DJ Investment Grade Index	3–4 years	171	0.35%	(10)	(5)
Super Senior Tranche DJ.NA.IG.9	3–4 years	4,764	0.79%	48	—
Totals		6,276		(41)	(46)

The following table contains information related to replication positions where credit default swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss.

(In millions)	Term	Notional	Average Annual Premium Received	Fair Value	Impairment
Asset Class
Corporate	0–6 years	240	0.82%	(20)	(9)
Sovereign	0–5 years	130	2.01%	(11)	—
Total		370		(31)	(9)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-85

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation asset, with a designation of 1 having the highest credit quality and designations of 4 or below as low credit quality based on the underlying asset referenced by the credit default swap.

(In millions)	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designator
1 Highest Quality	Index	—	—	—	—
	Tranche	4,764	48	5,835	5,883
	Corporate	145	(5)	173	168
	Sovereign	10	(1)	14	13
	Subtotal	4,919	42	6,022	6,064
2 High Quality	Index	1,512	(89)	1,217	1,128
	Tranche	—	—	—	—
	Corporate	90	(10)	106	96
	Sovereign	35	(5)	49	44
	Subtotal	1,637	(104)	1,372	1,268
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	80	(6)	109	102
	Subtotal	80	(6)	109	102
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	5	(3)	7	4
	Sovereign	5	(1)	6	5
	Subtotal	10	(4)	13	9
Total		6,646	(72)	7,516	7,443

		2008			2007
(In millions)		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	1,798	202	210	252	13	14
	Liabilities	1,461	(290)	(344)	3,235	(776)	(819)
	Subtotal	3,259	(88)	(134)	3,487	(763)	(805)
Foreign currency forward contracts	Assets	90	19	19	73	1	1
	Liabilities	150	(16)	(16)	215	(27)	(27)
	Subtotal	240	3	3	288	(26)	(26)
Interest rate swap contracts	Assets	490	49	49	361	17	17
	Liabilities	3	—	—	39	—	—
	Subtotal	493	49	49	400	17	17
Credit default swap contracts (RSAT)	Assets	5,109	—	26	436	—	—
	Liabilities	1,537	(57)	(98)	1,424	(3)	(19)
	Subtotal	6,646	(57)	(72)	1,860	(3)	(19)
Credit default swap contracts (other)	Assets	660	28	28	215	2	2
	Liabilities	473	(7)	(7)	291	(3)	(3)
	Subtotal	1,133	21	21	506	(1)	(1)
Equity Index Options	Assets	—	—	—	600	11	11
	Liabilities	—	—	—	—	—	—
	Subtotal	—	—	—	600	11	11
Total Derivatives	Assets	8,147	298	332	1,937	44	45
	Liabilities	3,624	(370)	(465)	5,204	(809)	(868)
	Total	11,771	(72)	(133)	7,141	(765)	(823)

During 2008, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $48 million in liabilities.

B-86	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of TIAA issuing and funding individual variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in money market instruments, government and corporate debt securities and other publicly traded securities to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. Its main purpose is to invest funds for retirement and pay income based on a choice of investment accounts. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

Other than the guarantees disclosed in Note 21, the Company does not make any guarantees to policyholders on its separate accounts. All accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

	Non-guaranteed Separate Accounts
	2008	2007	2006
Premiums and considerations	$2,035	$3,343	$3,356
Reserves:
For accounts with assets at:
Fair value	$12,127	$18,752	$15,126
Amortized cost	—	—	—
Total reserves	$12,127	$18,752	$15,126

By withdrawal characteristics:
At fair value	$12,127	$18,752	$15,126
Total reserves	$12,127	$18,752	$15,126

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2008	2007	2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$2,217	$3,698	$3,647
Transfers from Separate Accounts	(6,443)	(2,186)	(1,741)
Net transfers (from) or to Separate Accounts	$(4,226)	$1,512	$1,906
Reconciling Adjustments:
Fund transfer exchange loss	$(3)	$(1)	$(3)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(4,229)	$1,511	$1,903

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $1,327 million to its various subsidiaries and affiliates during 2008. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at cost by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and Services, which provide investment advisory, administrative and distribution services for CREF.

Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $1,142 million, $1,075 million and $889 million in 2008, 2007 and 2006, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provide investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, and

Single Premium Immediate Annuities ■ Statement of Additional Information	B-87

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following are the amounts due to/(from) subsidiaries and affiliates as of December 31, 2008 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2008	2007	2008	2007
College Retirement Equities Fund	$—	$89.5	$68.0	$23.9
Investment Management	6.3	—	—	1.2
TIAA-CREF Life	12.1	24.3	—	—
TIAA Pension	0.6	—	—	—
TIAA-CREF Trust Company FSB	—	1.2	0.1	—
Services	2.0	0.4	0.6	—
TIAA Real Estate Account	1.6	10.4	—	—
Total	$22.6	$125.8	$68.7	$25.1

Note 15—federal income taxes

By charter, TIAA is a Stock Life Insurance Company that operates on a non-profit basis, and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies have a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $10.3 million and $(43.0) million at December 31, 2008 and 2007, respectively. The consolidating companies, as of December 31, 2008, which file a consolidated federal income tax return with TIAA are as follows:

 1) TIAA-CREF Life Insurance Company

 2) TIAA-CREF Enterprises, Inc.

 3) Dan Properties, Inc.

 4) JV Georgia One, Inc.

 5) Teachers Michigan Properties, Inc.

 6) JV Minnesota One, Inc.

 7) JWL Properties, Inc.

 8) Liberty Place Retail, Inc.

 9) MOA Enterprises, Inc.

10) ND Properties, Inc.

11) Savannah Teachers Properties, Inc.

12) TCT Holdings, Inc.

13) Teachers Advisors, Inc.

14) Teachers Boca Properties II, Inc.

15) Teachers Pennsylvania Realty, Inc.

16) Teachers Personal Investors Service, Inc.

17) T-Investment Properties Corp.

18) T-Land Corp.

19) WRC Properties, Inc.

20) TIAA-CREF Tuition Financing, Inc.

21) TIAA-CREF Trust Company, FSB

22) MOA Investors I, Inc.

23) 730 Texas Forest Holdings, Inc.

24) TIAA Global Markets, Inc.

25) T-C Sports Co., Inc.

26) TIAA Board of Overseers

27) TIAA Realty, Inc.

28) TIAA Park Evanston, Inc.

29) Port Northwest IV Corporation

In April of 2004, the IRS completed its audit of the 1998 and 1999 tax returns, the first years in which TIAA’s entire business operations were subject to federal income taxation, and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would have resulted in an additional tax due of $1.1 billion for the 1998 and 1999 tax years. These adjustments would have disallowed the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves. In April of 2006, the Internal Revenue Service (“IRS”) completed its audit of the 2000, 2001 and 2002 tax returns and presented a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would have resulted in additional tax due of $391 million for the 2000, 2001 and 2002 tax years. These adjustments were the same issues as those raised in 1998 and 1999.

On September 12, 2008, TIAA executed the second and final settlement with the IRS Appeals Division resolving all remaining issues for tax years 1998-2002. The primary issue before the IRS Appeals Division was the deduction of losses claimed with regard to certain intangible assets. The IRS conceded that $4.8 billion was deductible for losses related to the termination of pension contracts in force on January 1, 1998, the date that TIAA lost its federal tax exemption. The IRS also allowed losses of $9.4 million claimed for the abandonment of developed software. Additional losses claimed by TIAA of $1.9 billion were disallowed as part of the settlement.

As a result of this settlement TIAA has reduced its December 31, 2007 contingent tax reserve of $1.1 billion to zero. Federal capital gains tax accrued as of December 31, 2007 of $166.1 million has been reduced to zero as a result of the offset of current year net capital losses which may be offset with net capital gains. These adjustments have been reflected in the Summary of Changes in Capital and Contingency Reserves for the twelve months ended December 31, 2008. Additionally, TIAA recorded a gross deferred tax asset as of December 31, 2008 of $8.8 billion related to the expected future deduction of losses with regard to intangible assets recognized as a result of the 2008 IRS settlement. Substantially all of such deferred tax assets are non–admitted in accordance with statutory accounting principles.

On April 5, 2007, TIAA executed a partial first settlement with the IRS Appeals Division resolving the disputed adjustments to tax-basis annuity reserves for the tax years 1998-2002. TIAA agreed to a permanent adjustment of $273.0 million, which reduced the tax-basis annuity reserves for TIAA contracts in force at the beginning of 1998, TIAA’s first year as a taxable entity. In addition, a temporary adjustment of $1.7 billion was applied to TIAA’s 1998 reserve deductions. This adjustment related to reserves established for new rights added to TIAA payout annuity

B-88	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

contracts enabling contract-holders to transfer annuity balances into other investment vehicles in accordance with appropriate terms and conditions in the annuity contract. This $1.7 billion adjustment will be recovered by TIAA through deductions over a 20 year period which began with its 2006 tax return. With one exception that is not material, the IRS agreed to accept all deductions related to the annuity reserves as claimed by TIAA on its 1999-2002 tax returns. With respect to deductions for years subsequent to 2004, no binding agreement has been reached with the IRS for reserves associated with the annuity transferability option, since these years were not before IRS Appeals Division. Management believes, however, that it is reasonable to expect that deductions related to subsequent years will not be subject to adjustment by the IRS in future audits, and has not provided for any related contingency reserve. As a result of this settlement, TIAA in the year ended December 31, 2006, reduced its previously established contingent reserve which adjusted statutory surplus by $1.0 billion.

The components of TIAA’s net deferred tax asset were as follows (in millions):

	2008	2007	Change
Gross deferred tax assets	$16,382	$3,114	$13,268
Gross deferred tax liabilities	(330)	(71)	(259)
Net deferred tax asset	16,052	3,043	13,009
Deferred tax assets, non-admitted	(14,671)	(1,967)	(12,704)
Net deferred tax asset, admitted	$1,381	$1,076	$305

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows (in millions):

	2008	2007
Deferred tax assets:
Investments	$1,479	$100
Intangible asset	8,835	—
Differences between statutory and tax reserves	1,174	1,171
Policyholder dividends	816	844
Deferred compensation	156	184
Balance of payout option reserve due to IRS Settlement	508	537
Net operating loss carryover	2,964	—
Capital loss carryover	132	—
Other	318	278
Total deferred tax assets	16,382	3,114
Non-admitted deferred tax assets	(14,671)	(1,967)
Total admitted deferred tax assets	$1,711	$1,147

Deferred tax liabilities:
Investments including partnership interest	$329	$70
Other	1	1
Total deferred tax liabilities	330	71
Net admitted deferred tax assets	$1,381	$1,076

At December 31, 2008, TIAA’s gross and net deferred tax assets reflect the two IRS settlements as described above. The change of $13.4 billion in the gross deferred tax asset and $305.0 million in the net admitted deferred tax asset are primarily due to the inclusion of future deductions related to the intangible asset and the net operating loss (“NOL”) carry forwards resulting from the settlement, which were not included in the December 31, 2007 gross and net deferred tax assets, based on an interpretation concurred by the New York Insurance Department in 2001. In 2008, the Department agreed with a change in interpretation and recognition of the gross non-admitted tax asset.

A reconciliation of TIAA’s statutory tax rate to actual federal income tax rate was as follows (in millions):

	For the Years Ended December 31,
	2008	2007	2006
Net gain from operations	$1,430	$1,932	$2,254
Realized Capital Gain (Loss) inclusive of OTTI	(4,492)	73	—
Statutory rate	35%	35%	35%
Tax at statutory rate	$(1,072)	$702	$789
Investment items	(257)	(87)	(242)
Consolidation and dividends from subsidiaries	(59)	(113)	(48)
Amortization of interest maintenance reserve	(21)	(43)	(47)
Adjustment to policyholder dividend liability	(27)	67	17
Accrual of contingent tax provision	—	423	467
Settlement of contingent tax exposure	—	—	(1,033)
Intangible write-off deduction	(431)	—	—
Net operating loss carry forward utilized	—	(400)	(489)
Book/tax capital gain differences deferred for tax	1,144	51	—
Capital loss carry back and (carry forward) utilized	244	(146)	—
Other	102	137	17
Tax provision (benefit) expense before subsidiary settlements, other payments (refunds) and increase in net operating loss	$(377)	$591	$(569)
Increase in net operating loss to carry forward	377	—	—
Subsidiary settlements and other (refunds) payments	(45)	(76)	(25)
Current federal income tax (benefit) expense	$(45)	$515	$(594)

Current effective tax rate	1%	26%	(26%)
Deferred federal income tax (benefit) expense	$(305)	$(112)	$1

Deferred effective tax rate	9%	(6%)	0%
Total federal income tax (benefit) expense	$(350)	$403	$(594)

Total federal effective tax rate	10%	20%	(26%)

TIAA had $698.2 million of tax basis capital losses in 2008, of which $319.5 million was carried back to 2007 and $378.7 million is carried forward. The capital loss carry forward will expire in the year 2013. The 2007 current effective rate reflects the capital gains tax. No capital gains were reflected in the effective rate for years prior to 2007 because no capital gains tax was incurred.

As of December 31, 2008, TIAA had net operating loss carry forwards as follows (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$4,505	2013
1999	1,041	2014
2001	181	2016
2002	786	2017
2003	500	2018
2004	380	2019
2007	—	2022
2008	1,077	2023
Total	$8,470

Single Premium Immediate Annuities ■ Statement of Additional Information	B-89

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

At December 31, 2007, TIAA’s gross deferred tax asset of $3.1 billion did not include any benefit from NOL carry forwards. Consistent with prior years, however, TIAA’s federal income tax return for 2007 included a significant NOL carry forward as a result of tax deductions related to intangible assets. The NOL carry forward on TIAA’s 2007 federal income tax return was $11.4 billion. These intangible asset tax deductions were not recognized as a benefit in 2007 because they were recognized subsequent to the 2008 settlement described above.

As of December 31, 2008, TIAA had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$1	2015
2006	2	2016
2007	2	2017
2008	2	2018
Total	$7

As of December 31, 2008 TIAA had general business credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2001	$—	2021
2002	1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	6	2028
Total	$25

TIAA did not incur federal income taxes in 2008 or preceding years that would be available for recoupment in the event of future net losses.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no unagreed adjustments. The statute of limitations for the 2005, 2006, and 2007 federal income tax returns are open until September 2009, September 2010, and September 2011, respectively.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated TIAA’s tax position under the principles of FIN 48, and has concluded that TIAA has not recorded any uncertain tax benefits as of December 31, 2008. TIAA had a contingent tax reserve of $1.1 billion as of December 31, 2007 and was reduced to zero in the current year as discussed above.

Note 16—pension plan and postretirement benefits

Retirement Plans, Deferred Compensation, Post Employment Benefits and other Post Retirement Benefit Plans

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $40 million, $34 million and $32 million in 2008, 2007 and 2006, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2008, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Postretirement Benefits
	12/31/2008	12/31/2007	12/31/2006
Change in benefit obligation
Benefit obligation at beginning of period	$99	$105	$102
Eligibility cost	4	3	3
Interest cost	6	6	5
Actuarial losses/(gains)	9	(11)	(1)
Benefit paid	(5)	(4)	(4)
Plan amendments	—	—	—
Benefit obligation at end of period	$113	$99	$105
Fair value of assets	—	—	—
Funded status	$(113)	$(99)	$(105)
Unrecognized initial transition obligation	3	4	5
Unrecognized net losses	9	—	12
Accrued postretirement benefit cost	$(101)	$(95)	$(88)

The Company is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug Act of 2003 (“The Act”).

The postretirement benefit obligation for non-vested employees was approximately $94 million at December 31, 2008 and approximately $65 million at December 31, 2007.

The net periodic postretirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Postretirement Benefits
	2008	2007	2006
Components of net periodic cost
Eligibility cost	$4	$3	$3
Interest cost	6	6	5
Amortization of transition obligation	1	1	1
Net periodic cost	$11	$10	$9

B-90	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The cost of postretirement benefits includes a reduction arising from The Act subsidy of $2 million for 2008, $3 million for both 2007 and 2006, respectively.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $5 million for year of 2008, $4 million for both year of 2007 and 2006.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Postretirement Benefits
	2008	2007	2006
Weighted-average assumption
Discount rate for benefit costs	6.25%	5.75%	5.50%
Discount rate for benefit obligations	5.75%	6.25%	5.75%
Rate of increase in compensation levels	4.00%	4.00%	4.00%
Medical cost trend rates	5.00–9.00%	5.00–10.00%	5.00–11.00%
Immediate Rate	9.50%	10.00%	11.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2014	2013	2013
Ultimate medical care cost trend rate after a five year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Postretirement Benefits
	2008	2007	2006
One percentage point increase
Increase in postretirement benefit obligation	$12	$10	$11
Increase in eligibility and interest cost	$1	$1	$1
One percentage point decrease
(Decrease) in postretirement benefit obligation	$(10)	$(9)	$(9)
(Decrease) in eligibility and interest cost	$(1)	$(1)	$(1)

ESTIMATED FUTURE BENEFIT PAYMENTS

The following benefit payments are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2009	7
2010	7
2011	8
2012	8
2013	9
Total for 2014-2018	56

Medicare Part D Subsidy Receipts
2009	0.3
2010	0.4
2011	0.4
2012	0.5
2013	0.6
Total for 2014-2018	5.0

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA

Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company has provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

Effective July 31, 2007, the SERP was curtailed. Under this curtailment, all participants, who had not attained the age of 55 and completed five years of service forfeited their benefits under the plan. The one time cost associated with the curtailment of $5 million was due to the need to recognize the past service liability. This one time cost is included in the 2007 SERP total expense. In addition an expense of $11 million was recognized by the Company relating to the funding of separate annuity contracts for individuals who forfeited benefit given the SERP curtailment.

The accumulated benefit obligation totaled $45 million and $42 million as of December 31, 2008 and 2007, respectively. The Company had an accrued pension cost of $47 million and $45 million and had no additional minimum liability accrued as of December 31, 2008 and 2007, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2008 or 2007.

The SERP obligations were determined based upon a discount rate of 6.21% and a rate of compensation increase of 5.0% at December 31, 2008. In accordance with NAIC SSAP No. 89, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2007, the SERP expense, including expenses associated with the curtailment, totaled $11 million.

Future benefits expected to be paid by the SERP are as follows (in millions):

1/1/2009 to 12/31/2009	$4
1/1/2010 to 12/31/2010	$4
1/1/2011 to 12/31/2011	$4
1/1/2012 to 12/31/2012	$4
1/1/2013 to 12/31/2013	$4
1/1/2014 to 12/31/2018	$18

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-91

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $1.1 million at December 31, 2008 and $0.1 million at December 31, 2007, respectively.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 91% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in millions):

	2008		2007
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$12,127	7.1%	$18,752	11.3%
At book value without adjustment	32,232	18.9%	25,858	15.6%
Not subject to discretionary withdrawal	126,465	74.0%	120,898	73.1%
Total (gross)	170,824	100.0%	165,508	100.0%
Reinsurance ceded	—		—
Total (net)	$170,824		$165,508

Annuity reserves and deposit-type contact funds for the year ended December 31 are as follows (in millions):

	2008	2007
General Account:
Total annuities (excluding supplementary contracts with life)	$157,965	$146,066
Supplementary contracts with life contingencies	231	235
Deposit-type contracts	500	455
Miscellaneous reserves, GMDB	1	—
Subtotal	158,697	146,756

Separate Accounts:
Annuities	12,127	18,752
Total	$170,824	$165,508

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2008 and $0.1 million at December 31, 2007, respectively. As of December 31, 2008 and December 31, 2007, TIAA had $1.1 billion and $1.6 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $16.9 million and $20.6 million at December 31, 2008 and December 31, 2007, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 and 2004, the Company entered into reinsurance agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and modified coinsurance arrangements on a proportional basis. During 2007, the Credit Life and Credit A&H agreement was recaptured, as well as one of the Term Life and Whole Life agreements. The statutory coinsurance reserves on these agreements at the end of the statutory reporting period immediately before recapture were approximately $18.4 million and $41.2 million, respectively.

B-92	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2008	2007	2006
Aggregated assumed premiums	$22	$(2)	$52
Reinsurance payable on paid and unpaid losses	$—	$—	$1
Modified coinsurance reserves	$183	$171	$162
Increase in policy and contract reserves	$(4)	$(50)	$9
Funds withheld under coinsurance	$—	$—	$14

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2008 there were still premiums in force of $27 million.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by these reinsurance agreements include (in millions):

	2008	2007	2006
Insurance and annuity premiums	$23	$46	$36
Policy and contract benefits	$81	$91	$101
Increase in policy and contract reserves	$50	$187	$32
Reserves for life and health insurance	$686	$736	$923

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2 billion. The Company had $ 0 and $952 million outstanding obligations, as of December 31, 2008 and 2007, respectively.

The Company maintains a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. This liquidity facility has not been utilized.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31 are as follows (in millions):

	2008	2007
Net unrealized capital (losses) gains	$(2,757)	$865
Asset valuation reserve	$4,104	$(698)
Net deferred federal income tax	$13,009	$(57)
Non-admitted asset value	$(12,707)	$(180)
Net change in separate account	$(1)	$—

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All outstanding shares of the Company are collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. As of December 31, 2008, TGM had $3,295 million of outstanding debt and accrued interest. The Company also provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. As of December 31, 2008, there were no outstanding principal or accrued interest on the line of credit.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The Company made no additional capital contributions to TIAA-CREF Life during 2008 under this agreement. On March 17, 2009, the Company made a $70 million capital contribution to TIAA-CREF Life in accordance with the financial support agreement. The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 3 bps per annum on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million that were repaid by December 31, 2008. As of December 31, 2008, outstanding principal plus accrued interest was $0.

The Company provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. The Company also provides a $1.0 billion uncommitted line of credit to CREF and the TIAA-CREF Mutual

Single Premium Immediate Annuities ■ Statement of Additional Information	B-93

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	concluded

Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility that is maintained with a group of banks.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the Company’s general account will fund them by purchasing Accumulation Units in REA. The Company guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value.

Pursuant to the liquidity guarantee obligation, TIAA General Account owned 576,868 accumulation units issued by the TIAA Real Estate Separate Account as of December 31, 2008. The Company purchased $155.6 million of accumulation units on December 24, 2008. The Company has purchased an additional $845.5 million and approximately 3.2 million accumulation units during 2009.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2008, the future minimum lease payments are estimated as follows (in millions):

Year	2009	2010	2011	2012	2013	Thereafter	Total
Amount	$35	$32	$30	$29	$25	$67	$218

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2008, 2007 and 2006 was approximately $36 million, $32 million and $35 million, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

B-94	Statement of Additional Information ■ Single Premium Immediate Annuities

730 Third Avenue

New York, NY 10017-3206

A10896 05/09

Part C—OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial statements.

Part A: None

Part B: Includes all required financial statements of the Separate Account and TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

(b)	Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

(2)	None

(3) (A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (2)

(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (1)

(4)	Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts

(A)	One-Life Immediate Annuity contract (5)

(B)	Two-Life Immediate Annuity contract (5)

(C)	Fixed Period Immediate Annuity contract (5)

(5)	Form of Application for the SPIA Contracts (5)

(6) (A)	Charter of TIAA-CREF Life (2)

(B)	Bylaws of TIAA-CREF Life (2)

(7)	None

(8) (A)	Participation/Distribution Agreement with TIAA-CREF Life Funds (2)

(B)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (7)

(C)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life insurance Company (8)

(D)	Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)*

(E)	Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)*

(9)	Legality Opinion and Consent of Meredith Kornreich, Esquire *

(10) (A)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm *

(11)	None

(12)	None

(13) (A)	Schedule of Computation of Performance Information (6)

(B)	Powers of Attorney (10)

(14)	Financial Data Schedule—not required

*	Filed herewith.
1	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).
2	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).
3	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).
4	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).
5	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).
6	Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2004 (File No. 333-46414).
7	Previously filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, on May 1, 2006 (File No. 333-61761).
8	Previously filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2007 (File No. 333-46414).
9	Previously filed as part of the Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2008 (File No. 333-46414).
10	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, filed on January 23, 2009 (File Nos 333-128699 and 811-10393).

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Eric T. Jones	— Director, Chairman, President & Chief Executive Officer
Elizabeth D. Black	— Director
Sanjeev Handa	— Director
Nancy Heller	— Director
Patrick Kennedy	— Director
Harry I. Klaristenfeld	— Director, Vice President & Chief Actuary
Matthew Kurzweil	— Director
Lisa Mancini	— Director, Vice President & Chief Underwriter
Steve Maynard	— Director, Vice President & Director Business Administration and Policy Owner Services
Peter F. Murphy III	— Director
Russell Noles	— Director
Douglas Rothermich	— Director
Wayne Williams	— Director & Vice President, Market and Channel Integration
Linda Dougherty	— Vice President & Chief Financial Officer
Jeffrey S. Goldin	— Illustration Actuary
Robert Hopkins	— Assistant Secretary
Meredith Kornreich	— General Counsel
Marjorie Pierre-Merrit	— Secretary
Stephen Steinberg	— Vice President & Actuary
Wayne Smiley	— Chief Compliance Officer
John Wesley	— Vice President & Director, After-Tax Annuities

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

(1)	TIAA Board of Overseers is a not-for-profit corporation.

(2)	TIAA’s non-profit capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(3)	The TIAA Board of Overseers elects TIAA’s trustees.

(4)	The following corporations and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these Domestic entities are Delaware entities:

DOMESTIC

485 Properties, LLC*

730 Texas Forest Holdings, Inc.*

Bethesda ARC, LLC

Bethesda HARC, LLC

Ceres Agricultural Properties, LLC*

CTG&P, LLC

DAN Properties, Inc.

Demeter Agricultural Properties, LLC

Demeter Agricultural Properties II, LLC

JV Georgia One, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc. (a Pennsylvania corporation)

ND La Jolla, LLC

ND Properties, Inc.*

ND-T Street, LLC

Normandale Center LLC

Port Northwest IV Corporation

Premiere Agricultural Properties, LLC

Premiere Columbia Properties, LLC

Premiere Farm Properties, LLC

Renewable Timber Resources, LLC

Savannah Teachers Properties, Inc.

T-C Cypress Park West LLC

T-C Duke Street LLC

T-C King Street Station LLC

T-C Roosevelt Square LLC

T-C SMA I, LLC

T-C SMA 2, LLC

T-C Sports Co., Inc.*

T-C Stonecrest LLC

T-Investment Properties Corp.

T-Land Corp.

T-Pointe, LLC

TCPC Associates, LLC

Teachers Boca Properties II, Inc.

Teachers Concourse, LLC*

Teachers Mayflower, LLC

Teachers Michigan Properties, Inc.

Teachers Pennsylvania Realty, Inc. (a Pennsylvania corporation)

Teachers West, LLC

TIAA 485 Boca 54 LLC

TIAA 485 Clarendon, LLC

TIAA Canada Retail Business Trust (a Pennsylvania business trust)

TIAA CMBS I, LLC*

TIAA European Funding Trust*

TIAA Franklin Square, LLC*

TIAA Gemini Office, LLC

TIAA Global Public Investments, LLC

TIAA Lakepointe, LLC

TIAA Park Evanston, Inc.

TIAA Private Equity Alpha, LLC*

TIAA Realty, Inc.

TIAA SF One, LLC

TIAA Stafford Harrison LLC

TIAA The Reserve II Member, LLC

TIAA Timberlands I, LLC*

TIAA Timberlands II, LLC*

TIAA Union Place Phase I LLC

TIAA-CREF Global Investments LLC

WRC Properties, Inc.*

INTERNATIONAL

36 Rue La Fayette (Luxembourg) 154 Rue de l’Universite SARL (France) 622534 N.B. Ltd. (New Brunswick)	SAS Roosevelt (France) Servin EURL (France) Servin Holding SARL (France)

INTERNATIONAL

Bruyeres I SAS (France)

Bruyeres II SAS (France)

Business Port S.r.l. (Italy)

Courcelles 70 SAS (France)

Des Brateaux SARL (France)

Erlangen Arcaden GmbH & Co. KG (Germany)

LaFayette Lux 1 S.a.r.l. (Luxembourg)

LaFayette Lux 2 S.a.r.l. (Luxembourg)

Les Harbouts II Immobilier SARL (France)

Les Horbouts II SARL (France)

Les Horbouts SARL (France)

Mansilla Participacoes Ltda (Brazil)

MegaPark Holding B.V. (Netherlands)

MSCAN Limited Partnership (Manitoba)

ND Europe S.a.r.l.* (Luxembourg)

Norte Shopping – Centre Commercial S. A. (Portugal)

Norte Shopping Retail & Leisure Centre BV* (Netherlands)

Olympe EURL (France)

Olympe Holding SARL (France)

Provence 110 (France)

REA Europe SARL (Luxembourg)

REA Lux 1 SARL (Luxembourg)

Rue de I’Universite 154 SAS (France)

SAS La Defense (France)

SAS Malachite (France)

SNC Amarante (France)

SNC La Defense (France)

SNC Lazulli (France)

SNC Peridot (France)

SNC Roosevelt (France)

Thiers LaFayette (France)

TIAA Lux 2 (Luxembourg)

TIAA Lux 4 (Luxembourg)

TIAA Lux 5 S.a.r.l. (Luxembourg)

TIAA Lux 6 S.a.r.l.*(Luxembourg)

TIAA Lux 7 S.a.r.l. (Luxembourg)

TIAA Lux 8 S.a.r.l (Luxembourg)

TIAA Lux 9 S.a.r.l. (Luxembourg)

TIAA Lux 10 S.a.r.l. (Luxembourg)

TIAA-CREF Asset Management UK Limited (England)

Triarche I SAS (France)

Triarche II SAS (France)

Villabe SAS (France)

(5)	Subsidiaries of the Separate Real Estate Account:

Bisys Crossings I, LLC; Light Street Partners Ballston, Inc.; Light Street Partners LLP; Seneca Industrial Holdings, LLC; T-C 701 Brickell LLC; T-C Four Oaks Place LLC; T-C Legacy at Westwood LLC; T-C Preston Sherry Plaza, LLC; T-C Regents Court LLC; T-C The Caruth LLC; T-C The Colorado LLC; Teachers Belvidere Properties, LLC; Teachers REA, LLC; Teachers REA II, LLC; Teachers REA III, LLC; TIAA Florida Mall, LLC; TIAA Miami International Mall, LLC; TIAA West Town Mall, LLC; TIAA-CREF Global Separate Real Estate Company LLC; TREA 10 Schalks Crossing Road, LLC; TREA 1401 H, LLC; TREA Broadlands, LLC; TREA Florida Retail, LLC; TREA GA Reserve, LLC; TREA Pacific Plaza, LLC; TREA Retail Fund-K, LLC; TREA Retail Property Portfolio 2006, LLC; TREA Weston, LLC; TREA Wilshire Rodeo, LLC.

(6)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(7)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution services for College Retirement Equities Fund.

(8)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(9)	TIAA-CREF Enterprises, Inc. is organized for the purpose of holding the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., and TCAM Core Property Fund GP LLC.

(10)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Life Funds.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Life Funds.

(12)	TIAA-CREF Life Insurance Company is a New York State insurance subsidiary of TIAA, whose stock is owned by TIAA and which holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

(13)	TIAA-CREF Tuition Financing, Inc. is organized to administer and provide advice to tuition savings and prepaid plans.

(14)	TCT Holdings, Inc. is organized for the purpose of holding the stock of a federal savings bank.

(15)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed insurance agency offering insurance services and products.

(17)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC.

(18)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interest in Kaspick & Company, LLC.

(19)	Kaspick & Company, LLC provides administrative and investment management services to planned giving programs of non-profit institutions and also provides administrative services to charitable institutions that issue gift annuities.

(20)	Active Extension Fund I, LLC, Active Extension Fund II-Global Opportunities, LLC and Active Extension Fund III, LLC were organized to engage in investment strategies.

(21)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TIAA-CREF USREF I GP, LLC, TCAM SVREF I GP, LLC and TCAM DOF GP LLC. TIAA-CREF USREF I GP, LLC was established to act as the general partner of TIAA-CREF U.S. Real Estate Fund I, L.P and hold the membership interests in TIAA-CREF USREF I A.S. LLC. TIAA-CREF U.S. Real Estate Fund I, L.P.* will initially hold the membership interests in TIAA-CREF USREF I REIT, LLC. In addition, it will own either directly or indirectly real estate or real estate related investments and has registered its public offering of limited partnership interests with the Securities and Exchange Commission. TCAM SVREF I GP, LLC was organized to hold the membership interests in TCAM SVREF I A.S., LLC and to act as the general partner of TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP, a closed-end private investment fund which will primarily invest in value added real estate investments. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP will hold the memberships interests in TCAM SVREF I Properties, LLC and TCAM SVREF I REIT, LLC. TCAM DOF GP LLC was established to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies.

(22)	TIAA-CREF International Holdings LLC, was organized to act as the holding company for TIAA-CREF Asset Management UK Limited, which was organized to conduct global real estate activities.

(23)	Oleum Holding Company, Inc. was organized to own the shares of a Canadian entity.

TIAA	% owned by TIAA/ Subsidiary
General Account Investment and Insurance Subsidiaries:
(T1) 485 Properties, LLC	100%
(T2) Bethesda ARC, LLC	100%
(T3) Bethesda HARC, LLC	100%
(T2) DAN Properties, Inc.	100%
(T2) JV Georgia One, Inc.	100%
(T2) JWL Properties, Inc.	100%
(T2) Liberty Place Retail, Inc.	100%
(T2) Normandale Center LLC	100%
(T2) Port Northwest IV Corporation	100%
(T2) Savannah Teachers Properties, Inc.	100%
(T2) T-Investment Properties Corp.	100%
(T2) T-Land Corp.	100%
(T2) T-C Duke Street LLC	100%
(T2) Teachers Pennsylvania Realty, Inc.	100%
(T2) TIAA 485 Clarendon, LLC	100%
(T2) TIAA Gemini Office, LLC	100%
(T2) TIAA-CREF Global Investments LLC	100%
(T1) 730 Texas Forest Holdings, Inc.	100%
(T2) 730 Texas Timberlands Ltd.	.5%
(T2) 730 Texas Timberlands II Ltd.	.5%
(T1) 730 Texas Timberlands II, Ltd.	99.5%
(T1) Active Extension Fund I, LLC	100%
(T1) Active Extension Fund II - Global Opportunities, LLC	100%
(T1) Active Extension Fund III, LLC	100%
(T1) Ceres Agricultural Properties, LLC	100%

(T2) Premiere Farm Properties, LLC	100%
(T2) Premiere Agricultural Properties, LLC	100%
(T2) Premiere Columbia Properties, LLC	100%
(T1) CTG & P, LLC	100%
(T1) CPPIB-TIAA U.S. Real Property Fund, L.P.	50%
(T2) C-T REIT LLC	99.99%
(T3) C-T Stoneridge LLC	100%
(T3) C-T Shenandoah LLC	100%
(T1) Demeter Agricultural Properties, LLC	100%
(T1) Demeter Agricultural Properties II, LLC	100%
(T1) Mansilla Participacoes Ltda	100%
(T1) ND Properties, Inc.	100%
(T2) 622534 N.B. Ltd	100%
(T3) MSCAN Limited Partnership	.01%
(T2) Norte Shopping Retail & Leisure Centre BV	50%
(T3) Norte Shopping - Centre Commercial S.A.	100%
(T2) TIAA Canada Retail Business Trust	100%
(T3) MSCAN Limited Partnership	99.99%
(T2) TIAA Stafford-Harrison LLC	100%
(T2) ND La Jolla, LLC	100%
(T2) ND-T Street, LLC	100%
(T2) T- Pointe, LLC	100%
(T2) ND Europe S.a.r.l.	100%
(T3) La Fayette Lux 1 S.a.r.l	100%
(T4) 36 Rue La Fayette	01%
(T3) La Fayette Lux 2 S.a.r.l.	100%
(T4) 36 Rue La Fayette	99.99%
(T3) TIAA Lux 2	100%
(T4) SAS Roosevelt	100%
(T5) SNC Roosevelt	100%
(T4) Triarche I SAS	100%
(T5) Les Horbouts SARL	100%
(T4) Triarche II SAS	100%
(T5) Les Horbouts II SARL	100%
(T6) Les Horbouts II Immobilier SARL	100%
(T4) Villabe SAS	100%
(T5) Des Brateaux SARL	100%
(T4) Bruyeres I SAS	100%
(T5) Olympe Holding SARL	100%
(T6) Olympe EURL	100%
(T4) Bruyeres II SAS	100%
(T5) Servin Holding SARL	100%
(T6) Servin EURL	100%
(T3) TIAA Lux 9	100%
(T4) SNC Amarante	.01%
(T4) SAS Malachite	100%
(T5) SNC Amarante	99.99%
(T6) SNC Lazulli	99.99%
(T6) SNC Peridot	99.99%
(T4) SAS La Defense	100%
(T5) SNC La Defense	99.9%
(T4) SNC La Defense	.01%
(T4) SNC Peridot	.01%
(T4) SNC Lazuli	.01%

(T3) TIAA Lux 4	100%
(T4) Rue De L’Universite 154 SAS	100%
(T5) 154 Rue De L’Universite S.a.r.l	100%
(T3) TIAA Lux 6 S.a.r.l	100%
(T4) Courcelles 70 SAS	100%
(T3) TIAA Lux 7 S.a.r.l	100%
(T4) Business Port S.r.l.	50%
(T3) TIAA Lux 8 S.a.r.l.	100%
(T3) TIAA Lux 9 S.a.r.l	100%
(T3) TIAA Lux 10 S.a.r.l.	100%
(T4) MegaPark Holding BV	100%
(T3) Theirs LaFayette	100%
(T2) TIAA Lux 5 S.a.r.l.	100%
(T3) Erlanden Arcaden GmbH & Co. KG	92.5%
(T1) Oleum Holding Company, Inc.	100%
(T2) Polar Star Canadian Oil and Gas Holding, Inc.	100%
(T2) Polar Star Canadian Oil and Gas, Inc.	100%
(T1) Renewable Timber Resource, LLC	100%
(T1) T-C SMA I, LLC	100%
(T2) CPPIB-TIAA U.S. Real Property Fund, L.P.	1%
(T1) T-C SMA 2, LLC	100%
(T1) T-C Sports Co., Inc.	100%
(T1) TCT Holdings, Inc.	100%
(T2) TIAA-CREF Trust Company, FSB	100%
(T1) Teachers Concourse, LLC	100%
(T1) Teachers Mayflower, LLC	100%
(T1) Teachers Michigan Properties, Inc.	100%
(T1) Teachers West, LLC	100%
(T1) TIAA CMBS I, LLC	100%
(T1) TIAA European Funding Trust	100%
(T1) TIAA Franklin Square, LLC	100%
(T1) TIAA Global Markets, Inc.	100%
(T1) TIAA Global Public Investments, LLC	100%
(T1) TIAA Lakepointe, LLC	100%
(T1) TIAA Park Evanston, Inc.	100%
(T1) TIAA Private Equity Alpha, LLC	100%
(T1) TIAA Realty, Inc.	100%
(T1) TIAA SF One, LLC	100%
(T1) TIAA The Reserve II Member, LLC	100%
(T1) TIAA Timberlands I, LLC	100%
(T2) 730 Texas Timberlands, Ltd.	99.5%
(T1) TIAA Timberlands II, LLC	100%
(T1) TIAA-CREF Life Insurance Company	100%
(T2) TIAA-CREF Life Insurance Agency, LLC	100%
(T1) TIAA-CREF LPHC, LLC	100%
(T2) TIAA-CREF USREF I GP, LLC	100%
(T3) TIAA-CREF US Real Estate Fund I, LP	100%
(T4) TIAA-CREF USREF I REIT, LLC	99.99%
(T3) TIAA-CREF USREF I A.S., LLC	100%
(T2) TCAM SVREF I GP, LLC	100%
(T3) TCAM SVREF I A.S., LLC	100%
(T3) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	100%
(T4) TCAM SVREF I Properties, LLC	100%

(T4) TCAM SVREF I REIT, LLC	100%
(T2) TCAM DOF GP LLC	100%
(T3) TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.	100%
(T1) TIAA-CREF Individual & Institutional Services, LLC	100%
(T1) TIAA-CREF International Holdings, LLC	100%
(T2) TIAA-CREF Asset Management UK Limited	100%
(T1) TIAA-CREF Investment Management, LLC	100%
(T1) TIAA-CREF Redwood, LLC	100%
(T2) Kaspick & Co., LLC	100%
(T1) TIAA Union Place Phase I, LLC	100%
(T1) WRC Properties, Inc.	100%
(T2) TCPC Associates, LLC	100%
(T1) TIAA-CREF Enterprises, Inc.	100%
(T2) Teachers Advisors, Inc.	100%
(T2) Teachers Personal Investors Services, Inc.	100%
(T2) TIAA-CREF Tuition Financing, Inc.	100%
(T2) TCAM Core Property Fund GP, LLC	100%
(T3) TIAA-CREF Asset Management Core Property Fund, LP	.1%
(T4) TCAM Core Property Fund REIT LLC	99%
(T5) TCAM Core Property Fund Operating GP LLC	100.0%
(T6) TCAM Core Property Fund Operating LP	.1%
(T7) T-C Stonecrest LLC	100%
(T7) T-C King Street Station LLC	100%
(T7) T-C Cypress Park West LLC	100%
(T7) T-C Roosevelt Square LLC	100%

Real Estate Separate Account
(T1) Seneca Industrial Holdings LLC	100%
(T1) T-C 701 Brickell LLC	100%
(T1) T-C Four Oaks Place LLC	100%
(T1) T-C Legacy at Westwood LLC	100%
(T1) T-C Preston Sherry Plaza LLC	100%
(T1) T-C Regents Court LLC	100%
(T1) T-C The Caruth LLC	100%
(T1) T-C The Colorado LLC	100%
(T1) Teachers REA, LLC	100%
(T2) REA Europe SARL	100%
(T3) REA Lux 1 SARL	100%
(T4) Provence 110	100%
(T2) Teachers REA III, LLC	99%
(T2) TIAA-CREF Global Separate Real Estate Company LLC	100%
(T2) TREA GA Reserve, LLC	100%
(T2) TREA 10 Schalks Crossing Road, LLC	100%
(T2) Teachers Belvidere Properties, LLC	100%
(T2) TIAA West Town Mall, LLC	100%
(T2) Bisys Crossings I, LLC	100%
(T2) Light Street Partners LLP	10%
(T2) TREA Broadlands, LLC	100%
(T2) TREA 1401 H, LLC	100%
(T2) TREA Weston, LLC	100%
(T2) TREA Wilshire Rodeo, LLC	100%
(T1) Teachers REA II, LLC	100%
(T2) Light Street Partners LLP (90%-Teachers REA II,LLC; 10%-Teachers REA, LLC)	90%
(T3) Light Street Partners Ballston, Inc.	100%
(T1) Teachers REA III, LLC	1%
(T1) TIAA Florida Mall, LLC	100%
(T1) TIAA Miami International Mall, LLC	100%
(T1) TREA Florida Retail, LLC	100%
(T1) TREA Pacific Plaza, LLC	100%
(T1) TREA Retail Fund-K, LLC	100%
(T1) TREA Retail Property Portfolio 2006, LLC	100%

Footnotes
(T1) Tier 1 subsidiary directly owned by TIAA
(T2) Tier 2 subsidiary owned by the Tier 1 sub
(T3) Tier 3 subsidiary owned by the Tier 2 sub
(T4) Tier 4 subsidiary owned by the Tier 3 sub
(T5) Tier 5 subsidiary owned by the Tier 4 sub
(T6) Tier 6 subsidiary owned by the Tier 5 sub
(T7) Tier 7 subsidiary owned by the Tier 6 sub

Additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item  27. Number of Contractowners

As of February 28, 2009, there were 349 owners of contracts of the class presently offered by this Registration Statement.

Item 28. Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Teachers Personal Investors Services, Inc. (“TPIS”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TPIS is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Brian R. Bohaty	Director

Scott C. Evans	Director
Jamie DePeau	Director
Erwin W. Martens	Director
Georganne C. Proctor	Director and Vice President
Jeffrey Margolis	President
Gary Chinery	Vice President and Treasurer
Robert S. De Leon	Chief Legal Officer and Assistant Secretary
Patricia Conti	Chief Financial Officer
Marjorie Pierre-Merritt	Secretary
Brian Moran	Chief Compliance Officer
Thomas Dudek	Anti-Money Laundering Compliance Officer
*	The address of each Director and Officer is c/o Teachers Personal Investment Services, Inc., 730 Third Avenue, New York, NY 10017-3206

(c) Not applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, Citistorage, 20 North 12th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 and JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245.

Item 31. Management Services

Not applicable.

Item 31. Management Services Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VA-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 23rd day of April, 2009.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF LIFE INSURANCE COMPANY
(On behalf of the Registrant and itself)

By:	/S/ ERIC T JONES*
Eric T. Jones Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 23, 2009 in the capacities and on the dates indicated.

Signature	Title

/S/ ERIC T. JONES Eric T. Jones	Chairman, President and Chief Executive Officer

/S/ LINDA S. DOUGHERTY Linda S. Dougherty	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Signature of Director	Title

* Eric T. Jones	Director

* Elizabeth D. Black	Director

* Sanjeev Handa	Director

* Nancy Heller	Director

* Patrick Kennedy	Director

* Harry I. Klaristenfeld	Director

* Lisa Mancini	Director

* Steven Maynard	Director

* Wayne Williams	Director

*	Signed by Edward L. Hancock, Esq. as attorney-in-fact pursuant to Power of Attorney effective January 22, 2009.

/S/ EDWARD HANCOCK
Edward Hancock
Attorney-in-fact

Exhibit Index

(9)	Legality Opinion and Consent of Meredith Kornreich, Esquire

(10)	(A) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm